Exhibit 10.119
AGREEMENT IN LIEU OF FORECLOSURE
THIS AGREEMENT IN LIEU OF FORECLOSURE (this “Agreement”) is made as of December 23, 2011, by and between (i) NATIONAL INDUSTRIAL PORTFOLIO, LLC, a Delaware limited liability company (“Mortgage Borrower”), and NIP JV, LLC, a Delaware limited liability company (“NIP JV”), in its capacity as lender under the Mortgage Loan Agreement (as hereinafter defined) (in such capacity, “Mortgage Lender”), (ii) NATIONAL INDUSTRIAL MEZZ A, LLC, a Delaware limited liability company (“Mezzanine A Borrower”), and NIP JV, in its capacity as lender under the Mezzanine A Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine A Lender”), (iii) NATIONAL INDUSTRIAL MEZZ B, LLC, a Delaware limited liability company (“Mezzanine B Borrower”), and NIP JV, in its capacity as lender under the Mezzanine B Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine B Lender”), (iv) NIPB MEZZ C, LLC, a Delaware limited liability company (“Mezzanine C Borrower”), and NIP JV, in its capacity as lender under the Mezzanine C Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine C Lender”), (v) NIPB MEZZ D, LLC, a Delaware limited liability company (“Mezzanine D Borrower”), and NIP JV, in its capacity as lender under the Mezzanine D Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine D Lender”), and (vi) NIPB MEZZ E, LLC, a Delaware limited liability company (“Mezzanine E Borrower” and, together with Mortgage Borrower, Mezzanine A Borrower, Mezzanine B Borrower, Mezzanine C Borrower and Mezzanine D Borrower, “Borrowers”), and NIP JV, in its capacity as lender under the Mezzanine E Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine E Lender” and, together with Mortgage Lender, Mezzanine A Lender, Mezzanine B Lender, Mezzanine C Lender and Mezzanine D Lender, “Lenders”), and is acknowledged and consented and agreed to by HACKMAN CAPITAL PARTNERS, LLC, a California limited liability company (“HCP”), MICHAEL D. HACKMAN, an individual (“Hackman”), JONATHAN EPSTEIN, an individual (“Epstein”), WILLIAM MANLEY, an individual (“Manley”), and CALARE PROPERTIES, INC., a Delaware corporation (together with HCP, Hackman, Epstein and Manley, “Guarantors”).
RECITALS
A.Mortgage Borrower holds record and beneficial fee simple or leasehold title (as indicated on Exhibit A hereto) to certain real property described on Exhibit A (the properties in which it holds a fee interest, “Owned Properties”, and the properties in which it holds a leasehold interest, the “Leased Properties” and, together with the Owned Properties, the “Land”) and certain improvements thereon.
B.Mortgage Lender holds a loan made to Mortgage Borrower in the original principal amount of $300,000,000 (the “Mortgage Loan”) pursuant to that certain Second Amended and Restated Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mortgage Lender and Mortgage Borrower, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of November 19, 2008, by and between Mortgage Lender and Mortgage Borrower, by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of July 9, 2010, by and between Mortgage Lender and Mortgage Borrower, by that certain Omnibus Amendment to Loan Documents dated as of August 9, 2011 (the “Omnibus Amendment”), by and between Mortgage Borrower and Mortgage Lender, Mezzanine A Lender and Mezzanine A Borrower, Mezzanine B

Lender and Mezzanine B Borrower, Mezzanine C Lender and Mezzanine C Borrower, Mezzanine D Lender and Mezzanine D Borrower, and Mezzanine E Lender and Mezzanine E Borrower, and acknowledged and consented and agreed to by Guarantors, and by that certain e-mail correspondence between Dennis Martin and Taejo Kim on November 30, 2011 and December 15, 2011 (the “Deadline Extension”) (as so amended, the “Mortgage Loan Agreement”). The Mortgage Loan is secured by (among other things) the Security Instruments (as defined in the Mortgage Loan Agreement) encumbering the Property (as hereinafter defined).
C.Mezzanine A Lender holds a mezzanine loan made to Mezzanine A Borrower in the original principal amount of $40,200,000 (the “Mezzanine A Loan”) pursuant to that certain Second Amended and Restated Mezzanine A Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mezzanine A Lender and Mezzanine A Borrower, as amended by that certain First Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of November 19, 2008, by and between Mezzanine A Lender and Mezzanine A Borrower, that certain Second Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of July 9, 2010, by and between Mezzanine A Lender and Mezzanine A Borrower, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine A Loan Agreement”).
D.Mezzanine B Lender holds a mezzanine loan made to Mezzanine B Borrower in the original principal amount of $32,300,000 (the “Mezzanine B Loan”) pursuant to that certain Mezzanine B Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mezzanine B Lender and Mezzanine B Borrower, as amended by that certain First Amendment to Mezzanine B Loan Agreement dated as of November 19, 2008, by and between Mezzanine B Lender and Mezzanine B Borrower, that certain Second Amendment to Mezzanine B Loan Agreement dated as of July 9, 2010, by and between Mezzanine B Lender and Mezzanine B Borrower, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine B Loan Agreement”).
E.Mezzanine C Lender holds a mezzanine loan made to Mezzanine C Borrower in the original principal amount of $32,300,000 (the “Mezzanine C Loan”) pursuant to that certain Mezzanine C Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mezzanine C Lender and Mezzanine C Borrower, as amended by that certain First Amendment to Mezzanine C Loan Agreement dated as of November 19, 2008, by and between Mezzanine C Lender and Mezzanine C Borrower, that certain Second Amendment to Mezzanine C Loan Agreement dated as of July 9, 2010, by and between Mezzanine C Lender and Mezzanine C Borrower, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine C Loan Agreement”).
F.Mezzanine D Lender holds a mezzanine loan made to Mezzanine D Borrower in the original principal amount of $26,200,000 (the “Mezzanine D Loan”) pursuant to that certain Mezzanine D Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mezzanine D Lender and Mezzanine D Borrower, as amended by that certain First Amendment to Mezzanine D Loan Agreement dated as of November 19, 2008, by and between Mezzanine D Lender and Mezzanine D Borrower, that certain Second Amendment to Mezzanine D Loan Agreement dated as of July 9, 2010, by and between Mezzanine D Lender and

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Mezzanine D Borrower, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine D Loan Agreement”).
G.Mezzanine E Lender holds a mezzanine loan made to Mezzanine E Borrower in the original maximum principal amount of $20,000,000 (the “Mezzanine E Loan” and, together with the Mortgage Loan, the Mezzanine A Loan, the Mezzanine B Loan, the Mezzanine C Loan and the Mezzanine D Loan, the “Loans”) pursuant to that certain Mezzanine E Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, by and between Mezzanine E Lender and Mezzanine E Borrower, as amended by that certain First Amendment to Mezzanine E Loan Agreement dated as of November 19, 2008, by and between Mezzanine E Lender and Mezzanine E Borrower, that certain Second Amendment to Mezzanine E Loan Agreement dated as of July 9, 2010, by and between Mezzanine E Lender and Mezzanine E Borrower, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine E Loan Agreement” and, together with the Mortgage Loan Agreement, the Mezzanine A Loan Agreement, the Mezzanine B Loan Agreement, the Mezzanine C Loan Agreement and the Mezzanine D Loan Agreement, the “Loan Agreements”).
NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into and shall be deemed to be part of this Agreement), the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

TRANSFER IN LIEU OF FORECLOSURE
1.1Borrowers shall transfer, assign and convey (or cause to be transferred, assigned and conveyed) to NIP Owner, LLC, a wholly-owned subsidiary of NIP JV (the “Grantee”) at the Closing (as hereinafter defined), absolutely and free and clear of any right of redemption or other right or interest of any Borrower or anyone claiming through or under any Borrower, all of Borrowers’ right, title and interest in and to the following real and personal property:
(A)Mortgage Borrower’s fee interest in the Owned Properties and leasehold interest in the Leased Properties, in each case together with all of Mortgage Borrower’s right, title, and interest in and to all buildings and improvements now or hereafter situated upon, under, through or within the Land (the “Improvements”), and all tenements, hereditaments, privileges and appurtenances in any way belonging or appertaining thereto;
(B)All of Mortgage Borrower’s right, title, and interest as lessor or sublessor in all leases, subleases, licenses and other agreements to occupy all or any part of the Land or the Improvements, and all guarantees by third parties of the obligations of the tenants, subtenants, licensees and counterparties thereunder (any of the foregoing, including all amendments and supplements thereto, a “Lease”), together with all rents and other sums due, accrued or to become due, and all security deposits, under each such Lease;
(C)All the systems, lines, furnishings, fixtures, equipment, machinery, compressors, engines, tools, supplies, appliances and replacement parts, and all other personal

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property whatsoever, owned by Mortgage Borrower or in which Mortgage Borrower has any interest, which relates to and is used in connection with the Land or the Improvements;
(D)All of Mortgage Borrower’s right, title and interest in and to the use of all easements, agreements, permits, licenses and rights, whether or not of record, appurtenant to the Land or the Improvements, all if and to the extent assignable or running with the Land, and the use of all strips and rights-of-way abutting, adjacent or contiguous to, or adjoining the Land;
(E)All licenses, permits, certificates of occupancy and franchises issued by any federal, state, county or municipal authority relating to the use, maintenance or operation of the Land or the Improvements, running to or in favor of Mortgage Borrower, if and to the extent assignable (the “Licenses”);
(F)All of Mortgage Borrower’s right, title and interest in and to all of the contracts and agreements described on Exhibit B hereto (the “Contracts”);
(G)All intangible personal property now owned or hereafter acquired by Mortgage Borrower in connection with the development, ownership, leasing or operation of the Land or the Improvements, and all personal property located thereon or otherwise used in connection therewith, including without limitation all rights, franchises, trade styles, trade names, marks, copyrighted materials, brochures, manuals, lists of prospective tenants, advertising material and telephone numbers applicable thereto;
(H)All utility deposits made, to the extent assignable, and all refunds of all utility deposits made but not assignable, and any and all other funds deposited as security or in escrow or reserve for the fulfillment of any of the obligations of Borrowers under the Loans or otherwise in connection with the Land or the Improvements, except for the REIT Distribution Fund (as defined in the Mezzanine A Loan Agreement);
(I)All plans and specifications, working drawings, site, elevation and as-built surveys, and environmental, zoning, property condition and other reports of any kind, character or description prepared in connection with the Land or the Improvements that are within the possession or control of, or reasonably obtainable by, any Borrower or affiliate thereof (all of the foregoing, “Reports”);
(J)All warranties and guarantees of manufacturers, vendors, contractors and subcontractors relating to any construction, development or work performed or to be performed, or materials purchased, in connection with the Land or the Improvements, all to the extent assignable (all of the foregoing, “Warranties”);
(K)All claims, demands or causes of action that any Borrower has or may have arising out of or relating to or caused by any defects in the design or construction of the Improvements against any contractors, architects, subcontractors, suppliers, materialmen or vendors, or any other matters relating to the Land or the Improvements or the ownership, development or operation thereof (but no related liabilities, none of which are assumed by NIP JV);

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(L)All accounts receivable, tax or other refunds, prepaid amounts, bank accounts, cash and deposits which belong to any Borrower or relate to the Land or the Improvements or the ownership, development or operation thereof (other than any amounts disbursed from the REIT Distribution Fund);
(M)All books and records relating to the Land or the Improvements or the operation thereof that are within the possession or control of, or reasonably obtainable by, any Borrower or affiliate thereof; and
(N)All unpaid awards or proceeds, including without limitation condemnation awards or insurance proceeds relating to any of the items described in any of clauses (A) through (M) above.
All of the items described in clauses (A) through (N) of this Paragraph 1.1 are hereinafter collectively referred to as the “Property”.
1.2NIP JV shall cause the Grantee to accept at the Closing title in and to the Property.
ARTICLE 2
CLOSING
2.1The consummation of the transactions contemplated hereunder (the “Closing”) shall take place on the date hereof (the “Closing Date”) at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10017 or at such other location or in such other manner as may be determined by the parties hereto.
ARTICLE 3

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS
3.1Borrowers hereby jointly and severally represent and warrant to Lenders as of the Closing Date as follows:
(A)Each Borrower is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to execute, deliver and perform its obligations under this Agreement and the agreements and instruments to be executed by such Borrower in connection herewith.
(B)The execution and delivery of this Agreement and the agreements and instruments to be executed and delivered by each Borrower in connection herewith and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by such Borrower, and this Agreement and such agreements and instruments constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors’ rights generally. All persons who have executed and delivered this Agreement and who will execute and deliver the agreements and instruments to be

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executed and delivered in connection herewith on behalf of each Borrower have been duly authorized to do so by all necessary action on behalf of such Borrower. Neither the execution and delivery by any Borrower of this Agreement or any of the agreements or instruments to be executed by any Borrower in connection herewith, nor the consummation of the transactions contemplated hereby or thereby, will violate (i) any provision of the certificate of formation, operating agreement or other organizational documents or governing instruments of such Borrower or any entity owning a direct or indirect interest in such Borrower (any of the foregoing, a “Borrower Party”), (ii) any law, regulation, judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body to which a Borrower Party or any of its assets is subject or by which it is bound, or (iii) any agreement or instrument to which a Borrower Party or any of its assets is subject or by which it is bound.
(C)There are no actions, suits or proceedings pending or, to the actual, current knowledge of any of Michael Hackman, William Manley, Hong Ho and Keith Hall, without any duty of investigation or inquiry, threatened against any Borrower Party before or by any court or administrative agency which (i) challenge the validity of this Agreement or any agreement or instrument to be executed in connection herewith, (ii) seek to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or any agreement or instrument to be executed in connection herewith, or the consummation of the transactions contemplated hereby or thereby, or (iii) if adversely determined, are likely in any case or in the aggregate to have an adverse effect on the consummation of the transactions contemplated hereby or thereby.
(D)No Borrower has filed a voluntary petition, or is the subject of an involuntary petition, in bankruptcy, for arrangement, reorganization or dissolution, for appointment of a receiver, trustee or similar official for any of its assets, or for any similar relief; has admitted in writing its inability to pay its debts; or has made an assignment for the benefit of creditors.
(E)Each Borrower has conducted a careful analysis of the value of the Property, as well as the financial, legal and other implications of the transactions contemplated hereby, and has sufficient knowledge to make an independent and informed decision about whether to proceed, and has determined to proceed, with such transactions.
(F)This Agreement, all agreements and instruments to be executed in connection herewith and all information furnished to Lender, are being executed or furnished (as applicable) in good faith, for value and in exchange for valuable consideration, and have not been executed or furnished (as applicable) under or induced by any fraud, duress or undue influence exercised by NIP JV or any other person.
(G)Each Borrower has been and will be, throughout the negotiation, preparation and execution of this Agreement and all agreements and instruments to be executed in connection herewith, represented by competent legal counsel of its own choosing. This Agreement and all such other agreements and instruments were reviewed by such Borrower and its counsel, and such Borrower (i) understands fully the terms hereof and thereof and the consequences of the execution and delivery hereof and thereof and (ii) has executed and delivered the same, or will execute and deliver the same, as applicable, of its own free will and accord, without threat or duress and pursuant to arms-length negotiations.

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3.2NIP JV hereby represents and warrants to Borrowers as of the Closing Date as follows:
(A)It is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to execute, deliver and perform its obligations under this Agreement and the agreements and instruments to be executed by it in connection herewith.
(B)The execution and delivery of this Agreement and the agreements and instruments to be executed and delivered by it in connection herewith and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action by it, and this Agreement and such agreements and instruments constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors’ rights generally. All persons who have executed and delivered this Agreement and who will execute and deliver the agreements and instruments to be executed in connection herewith on its behalf have been duly authorized to do so by all necessary action on its behalf. Neither the execution and delivery of this Agreement or any of the agreements or instruments to be executed by it in connection herewith, nor the consummation of the transactions contemplated hereby or thereby, will violate (i) any provision of the certificate of formation, operating agreement or other organizational documents or governing instruments of NIP JV, Oaktree or any entity owning a direct or indirect interest in Oaktree (any of the foregoing, an “OCM Party”), (ii) any law, regulation, judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body to which an OCM Party or any of its assets is subject or by which it is bound, or (iii) any agreement or instrument to which an OCM Party or any of its assets is subject or by which it is bound.
(C)There are no actions, suits or proceedings pending or, to its actual, current knowledge, without any duty of investigation or inquiry, threatened against an OCM Party before or by any court or administrative agency which (i) challenge the validity of this Agreement or any agreement or instrument to be executed in connection herewith, (ii) seek to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or any agreement or instrument to be executed in connection herewith, or the consummation of the transactions contemplated hereby or thereby, or (iii) if adversely determined, are likely in any case or in the aggregate to have an adverse effect on the consummation of the transactions contemplated hereby or thereby.
(D)It is the sole legal and beneficial owner of the Loans free and clear of liens and encumbrances.
3.3The parties acknowledge and agree that none of them has made, and each of them specifically disclaims making, any representations and warranties of any kind whatsoever, oral or written, express or implied, other than those expressly set forth in this Agreement. NIP JV further acknowledges and agrees that, except as expressly set forth in this Agreement, the Property is being conveyed by Borrowers and accepted by the Grantee on an “as is, where is” basis.

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ARTICLE 4
CLOSING DOCUMENTS
4.1At the Closing, Borrowers shall deliver (or cause to be delivered) to NIP JV the following:
(A)A deed for each Owned Property reasonably acceptable to NIP JV and the Borrowers in form and substance, duly executed by Mortgage Borrower and duly acknowledged (all of such deeds, collectively, the “Deed”).
(B)A counterpart of an assignment of ground lease for each Leased Property, substantially in the form of Exhibit C hereto, as modified to comply with the law of the jurisdiction in which such Leased Property is located, duly executed by Mortgage Borrower and duly acknowledged (all of such assignments, collectively, the “Ground Lease Assignment”).
(C)A bill of sale substantially in the form of Exhibit D hereto, duly executed by Mortgage Borrower.
(D)A counterpart of a general assignment substantially in the form of Exhibit E hereto (the “General Assignment”), duly executed by Borrowers.
(E)A letter to the tenant under each Lease, substantially in the form of Exhibit F hereto, duly executed by Mortgage Borrower.
(F)A certificate substantially in the form of Exhibit G hereto, duly executed by Mortgage Borrower and duly acknowledged.
(G)One or more owner’s policies of title insurance (or unconditional commitments to issue the same) issued by Commonwealth Land Title Insurance Company (the “Title Company”), naming the Grantee as the owner of fee simple or leasehold title, as applicable, to the Land and the Improvements, listing no exceptions other than those acceptable to NIP JV and containing such endorsements as NIP JV may require (including without limitation a non-imputation endorsement) (collectively, the “Owner’s Title Policy”), together with a copy of each underlying recorded document affecting or relating to the Land or the Improvements, all other instruments described in the Owner’s Title Policy, and any affidavits or other documents required by the Title Company in connection with the issuance of the Owner’s Title Policy.
(H)All books and records, including without limitation all Licenses, Contracts, Warranties, Reports, bills, invoices, lease files (including without limitation Leases, subleases, credit reports, work or improvement agreements, and any other agreements or correspondence with tenants or subtenants) and other documents and written materials, related to the ownership, operation, management, use, maintenance or leasing of the Property, in each case in the possession or control of any Borrower.
(I)A rent roll and schedules of all accounts payable and accounts receivables for the Property as of the Closing Date and an operating statement for the Property as of November 30, 2011, in each case satisfactory to NIP JV in form and substance.

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(J)Possession of the Property (subject to the rights of tenants under the Leases) and all keys to the Property.
(K)An accounting of all security deposits received from tenants under Leases and all disbursements thereof and draws thereon.
(L)A release substantially in the form of Exhibit H hereto, duly executed by each of the Borrowers and Guarantors.
(M)A counterpart to the assignment and assumption agreement annexed hereto as Exhibit I and made a part hereof (the “Mortgage Loan Assumption”), duly executed by Mortgage Borrower and Guarantors.
(N)A counterpart to a closing statement approved by each of the parties hereto (the “Closing Statement”), duly executed by Borrowers.
(O)Resolutions and/or other consents of Borrowers’ members or managers, and officer’s certificates, confirming the authority of Borrowers (and those acting on their behalf) to execute and deliver this Agreement and the documents and instruments to be executed by them in connection herewith and to consummate the transactions contemplated hereby and thereby, as may be reasonably required by the Title Company and NIP JV.
4.2At the Closing, NIP JV shall deliver (or cause to be delivered) to Borrowers the following:
(A)A counterpart to each of the Ground Lease Assignment, the General Assignment and the Mortgage Loan Assumption, duly executed by the Grantee and, in the case of the Mortgage Loan Assumption, NIP JV.
(B)The original certificates of limited liability company interests held by Mezzanine A Lender, Mezzanine B Lender, Mezzanine C Lender, Mezzanine D Lender and Mezzanine E Lender in connection with the Mezzanine A Loan, Mezzanine B Loan, Mezzanine C Loan, Mezzanine D Loan and Mezzanine E Loan, respectively (collectively, the “LLC Certificates”).
(C)An omnibus termination and release substantially in the form of Exhibit J hereto for each of the Mezzanine A Loan, Mezzanine B Loan, Mezzanine C Loan, Mezzanine D Loan and Mezzanine E Loan, duly executed by Mezzanine A Lender, Mezzanine B Lender, Mezzanine C Lender, Mezzanine D Lender and Mezzanine E Lender, respectively (collectively, the “Omnibus Terminations”).
(D)UCC-3 financing statement terminations for the UCC-1 financing statements described on Exhibit K hereto.
(E)A counterpart to the Closing Statement, duly executed by NIP JV.
(F)Resolutions and/or other consents of NIP JV’s members or managers, and officer’s certificates, confirming the authority of NIP JV (and those acting on its behalf) to

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execute and deliver this Agreement and the documents and instruments to be executed by it in connection herewith and to consummate the transactions contemplated hereby and thereby, as may be reasonably required by the Title Company and Borrowers.
ARTICLE 5
CERTAIN CLOSING AND POST-CLOSING OBLIGATIONS
5.1At the Closing, Borrowers shall (A) pay to the Grantee an amount equal to all rents, income, issues, profits or proceeds from or relating to the Property (the “Proceeds”) then held by or on behalf of any Borrowers other than any amounts held by Lenders or disbursed from the REIT Distribution Fund and (B) pay or deliver to the Grantee all cash and non-cash security deposits which shall have been received by Borrowers from tenants of the Property and not returned or applied in accordance with the applicable Leases.
5.2If the Closing occurs, NIP JV shall be responsible for all reasonable out-of-pocket costs and expenses incurred by the parties in connection with the Closing and all negotiations regarding the transaction contemplated hereby.
5.3If any time after the Closing any Borrower shall receive any Proceeds (including without limitations refunds of amounts previously paid by or behalf of Borrowers), such Borrower shall pay the same to the Grantee promptly upon receipt.
5.4The Grantee shall be responsible for (A) all obligations and liabilities of Mortgage Borrower to third parties first arising out of the ownership and/or operation of the Property from and after August 3, 2010, which are (1) disclosed on Schedule 5.4 hereto (all of which are hereby acknowledged and approved as between Mortgage Borrower and the Grantee) or (2) incurred in the ordinary course of business, as determined by the Grantee in its good-faith discretion, and (B) entity-level administrative expenses of Borrowers, National Industrial Mezz B, LLC, National Industrial Holdings, LLC, and New Leaf - KBS JV, LLC, each of which is a Delaware limited liability company (including wind-up costs and amounts owed in connection with final tax returns) not to exceed $250,000 in the aggregate.
5.5In the event that the effectiveness of the assignment of any Contract requires the delivery of any notice to, or the procurement of any consent from, the counterparty to such Contract, Borrowers shall deliver any such notice, and shall use commercially reasonable efforts to procure any such consent, as soon as practicable after the Closing.
5.6Subject to the further provisions of this Section 5.6, NIP JV shall pay, or cause any servicer holding funds on behalf of the Lenders to pay, all funds held in the REIT Distribution Fund (in the approximate amount of $2,030,685.91) to Mortgage Borrower as soon as practicable after Closing. If any funds held in the REIT Distribution Fund are not received by Mortgage Borrower before 5 p.m. Pacific Time on December 29, 2011 (such funds, the “Undisbursed Funds”), HC-KBS (as defined in NIP JV’s operating agreement) may disburse to Mortgage Borrower from the Grantee’s operating account, an amount (the “Disbursement Amount”) equal to the cash then held in the Grantee’s operating account less $500,000, provided that the Disbursement Amount shall in no event exceed the amount of the Undisbursed Funds. If

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HC-KBS disburses funds from the Grantee’s operating account as aforesaid, NIP JV shall direct the servicer to disburse all the Undisbursed Funds to the Grantee, and upon receipt thereof the Grantee shall pay to Mortgage Borrower the amount of such Undisbursed Funds less the Disbursement Amount. The provisions of this Section 5.6 shall survive Closing until such time as Mortgagor Borrower and/or its designee has received in the aggregate an amount equal to the funds held in the REIT Distribution Fund.
ARTICLE 6
ABSOLUTE CONVEYANCE; NO MERGER
6.1    Borrowers acknowledge and agree that (A) the consummation of the transactions contemplated in this Agreement and in the documents and instruments to be executed in connection herewith (including without limitation the conveyance of the Property to the Grantee) shall constitute an absolute, present and unconditional conveyance of all of Borrowers’ right, title and interest in and to the Property, in fact as well as in form, and is not in any way intended to be a mortgage, trust conveyance, deed of trust or security instrument of any kind, (B) the consideration for such conveyance is exactly as recited herein and (C) Borrowers shall have no further direct or indirect interest or claims of any kind whatsoever in and to the Property or to any proceeds and profits which may be derived therefrom (including without limitation any rights of possession, repurchase, cure or redemption). In consideration of Lenders’ execution and delivery of this Agreement, Borrowers hereby waive (and, if such waiver is unenforceable, assign and transfer to NIP JV and its successors and assigns) any equitable or other right in or with respect to the Property which Borrowers may hereafter be determined to have.
6.2    The liens and interests of Mortgage Lender created by the Mortgage Loan Documents (collectively, the “Liens”) are not intended to be, and shall not be, released or relinquished in any manner or respect whatsoever on account of this Agreement or any of the agreements or instruments to be executed in connection herewith or any transaction contemplated hereby or thereby (other than to the extent provided in the Mortgage Loan Assumption). The Liens shall remain valid and in full force and effect for the benefit of Mortgage Lender and its successors and assigns unless and until the Liens are discharged, in the sole discretion of Mortgage Lender, by foreclosure or by an express release executed by Mortgage Lender or its successor and assign.
6.3    Neither Lenders nor Borrowers intend that there be, and there shall in no event be, a merger of any of the Liens with the title or other interest of NIP JV or the Grantee in and to the Property acquired in accordance with this Agreement or any document or instrument to be executed in connection herewith, and the parties hereto expressly intend and agree that the interests of Mortgage Lender in the Liens, on the one hand, and the Grantee’s title to the Property, on the other hand, be and remain at all times SEPARATE and DISTINCT.
6.4    The priority of the Liens (including without limitation any and all rights of Mortgage Lender to foreclose by private power of sale pursuant to nonjudicial foreclosure or by judicial foreclosure and/or to exercise any other remedies available to it under the Mortgage Loan Documents or otherwise in respect of the Mortgage Loan) is intended to be and shall remain in full force and effect, and nothing herein or in any documents or instruments to be executed in connection herewith shall be construed to subordinate the Liens in priority to any other liens or

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encumbrances whatsoever. The parties hereto intend and agree that the Liens are, for purpose of statutes of limitations and any other applicable time-bar defense, hereby expressly extended.
6.5    Notwithstanding anything to the contrary in this Agreement or any document or instrument to be executed in connection hereith, if the conveyance of the Property from Borrowers to the Grantee is voided, avoided or set aside for any reason whatsoever, then (A) the Mortgage Loan Assumption and the Omnibus Terminations shall be voided and shall be of no force and effect, and all of Lenders’ and Borrowers’ respective rights, interests, duties, liabilities and obligations in connection with the Loans shall be automatically revived and reinstated, as fully as if the transactions contemplated hereby had never been consummated; (B) Borrowers shall deliver the LLC Certificates to Lenders and shall execute and deliver to Lenders such other documents and instruments as Lenders may require to reinstate, evidence, perfect, preserve and protect their interests in the collateral for the Loans and their rights and remedies under the Loans; and (C) all costs incurred by any Lender in connection with this Agreement and the transactions contemplated hereby shall be deemed a part of the indebtedness secured by the collateral for the Mortgage Loan.
ARTICLE 7
MISCELLANEOUS
7.1    Each Borrower and Guarantor hereby acknowledges, and consents to, the execution and delivery by each other Borrower and Guarantor of this Agreement and, as applicable, the agreements and instruments to be executed in connection herewith and the consummation of the transactions contemplated hereby and thereby.
7.2    All notices and other communications (each, a “Notice”) provided for in this Agreement shall be in writing (including a facsimile transmission or electronic mail) and shall be delivered by hand, by facsimile transmission or electronic mail, or by overnight courier or registered or certified mail (return receipt requested), with postage prepaid, addressed as follows (or as set forth in any Notice theretofore delivered by the receiving party to the other parties hereto):

If to any Borrower
or HC-KBS:	c/o Hackman Capital Partners, LLC
11111 Santa Monica Blvd. Suite 750
Los Angeles, California 90025
Attention: Chief Financial Officer
Chief Operating Officer
Facsimile: (310) 473-8827
E-mail: spoland@hackmancapital.com
bberke@hackmancapital.com

with a copy to:

c/o KBS Capital Advisors
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attention: Mr. David Snyder

12

Mr. Brian Ragsdale
Jim Chiboucas, Esq.
Facsimile: (949) 416-6518
E-mail: dsnyder@kbs-ca.com
bragsdale@kbsrealty.com
jchiboucas@kbsrealty.com

Orrick, Herrington & Sutcliffe, LLP
777 South Figuroa Street, Suite 3200
Los Angeles, California 90017
Attention: Dennis Martin, Esq.
Facsimile: (213) 612-2499
E-mail: dmartin@orrick.com

and to:

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, California 92612
Attention: Bruce Fischer, Esq.
Facsimile: (949) 732-6500
E-mail: fischerb@gtlaw.com

If to NIP JV
or Oaktree:	c/o Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Floor
Los Angeles, California 90071
Attention: Brian Laibow
Facsimile: (213) 830-6499
E-mail: blaibow@oaktreecapital.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Mitchell L. Berg, Esq.
Facsimile: (212) 492-0048
E-mail: mberg@paulweiss.com
Each Notice shall be deemed given (A) if sent by facsimile or electronic mail, at the time such facsimile or electronic mail is transmitted and the appropriate confirmation is received (or, if such time is not during business hours on a Business Day (as hereinafter defined), at the beginning of the next Business Day), (B) if sent by registered or certified mail, three Business Days (or, if to an address outside the United States, seven days) after such Notice is deposited with the United States Postal Service, or (C) if sent by hand or courier, when delivered at the

13

address specified above. For purposes of this Paragraph 7.3, “Business Day” shall mean any day which is not a Saturday, Sunday or other day on which banks in Los Angeles are required or permitted to be closed.
7.3    This Agreement, together with the documents and instruments to be executed in connection herewith, contain the entire agreement between the parties hereto relating to the transactions contemplated hereby and thereby.
7.4    Subject to the terms and conditions of Paragraph 6.5, each covenant, representation and warranty set forth herein shall survive the Closing, including without limitation any agreements which are to be performed or applied to circumstances arising after the Closing Date.
7.5    No delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies, which the parties hereto may otherwise have at law or in equity. No waiver, modification, discharge or amendment of this Agreement will be valid unless it is in writing and signed by the party against which enforcement of the same is sought.
7.6    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No assignment of this Agreement or any rights or obligations of any Borrower hereunder may be made by any Borrower without the written consent of NIP JV.
7.7    All exhibits annexed hereto and all schedules referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.
7.8    The parties hereto shall execute and deliver such other documents and instruments, and perform such further acts, as may be necessary to effectuate the transactions contemplated hereby.
7.9    The relationship between NIP JV and Borrowers is solely that of lender and borrower. NIP JV has no fiduciary or special relationship with any Borrower. Nothing contained in this Agreement is intended to create any partnership, joint venture, or association between NIP JV and Borrower.
7.10    Each party hereto represents to the others that no broker has been involved in this transaction. If any claims for brokerage commissions or fees are ever made against any party hereto in connection with the transactions contemplated hereby, the party whose (actual or alleged) actions or commitments form the basis of such claims shall indemnify, hold harmless and defend the other parties hereto from and against any and all claims, losses, damages, costs and expenses (including without limitation reasonable attorneys’ fees) in connection with the same.

14

7.11    The headings in this Agreement are used only for convenience and do not define, limit, construe or describe the scope or intent of the corresponding articles or paragraphs or in any way affect the provisions of this Agreement.
7.12    This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflicts of laws principles.
7.13    Borrowers agrees that all representations, warranties and covenants shall inure to the benefit of NIP JV and such designee or designees and their respective successors and assigns.
7.14    The prevailing party in any action to enforce the rights and remedies of the parties hereunder shall be entitled to recover reasonable attorneys’ fees in addition to any other relief.
7.15    This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
[The remainder of this page has been left blank intentionally.]

15

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
MORTGAGE BORROWER:
NATIONAL INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MEZZANINE A BORROWER:

NATIONAL INDUSTRIAL MEZZ A, LLC,
a Delaware limited liability company

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member
By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MEZZANINE B BORROWER:

NIPB MEZZ B, LLC,
a Delaware limited liability company

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MEZZANINE C BORROWER:

NIPB MEZZ C, LLC,
a Delaware limited liability company

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member
By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MEZZANINE D BORROWER:

NIPB MEZZ D, LLC,
a Delaware limited liability company

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member
By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MEZZANINE E BORROWER:

NIPB MEZZ E, LLC,
a Delaware limited liability company

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
Its: Managing Member
By:    _/S/Michael D. Hackman___
Name: Michael D. Hackman
Title: Authorized Signatory

MORTGAGE LENDER, MEZZANINE A LENDER, MEZZANINE B LENDER, MEZZANINE C LENDER, MEZZANINE D LENDER AND MEZZANINE E LENDER:

NIP JV, LLC,
a Delaware limited liability company

By: __/S/ Scott L. Graves_______
Name: Scott L. Graves
Title: Authorized Signatory

By: ___/S/ Derek Smith___________
Name: Derek Smith
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED
AND CONSENTED TO BY:

GUARANTORS:

HACKMAN CAPITAL PARTNERS, LLC,
a California limited liability company

By: __/S/ Michael D. Hackman_____
Michael D. Hackman
Authorized Signatory

CALARE PROPERTIES, INC.,
a Delaware corporation

By: ___/S/ William Manley_________
Name: William Manley
Title: President

_____/S/ Michael D. Hackman_________
MICHAEL D. HACKMAN, individually

_____/S/ Jonathan Epstein_____________
JONATHAN EPSTEIN, individually

____/S/ William Manley_______________
WILLIAM MANLEY, individually

Exhibit A
Land
(See attached legal descriptions.)

LEGAL DESCRIPTION
(9410 Heinz Way, Henderson, Adams County, Colorado)

Parcel 1:
Lot 2A of the 96th Avenue Industrial Park Filing No. 1 First Amendment, County of Adams, Colorado, as recorded March 21, 2005 at Reception No. 20050321000284600, County of Adams, State of Colorado.
Parcel 2:
Non-exclusive easement for the collection, flow, and detention of storm water as set forth in Declaration of Storm Drainage Easement Agreement recorded September 27, 2004 at Reception No. 20040927000948080.

LEGAL DESCRIPTION
(555 Taylor Road, Enfield, Hartford County, Connecticut)
All those certain pieces or parcels of land, together with the Improvements thereon, situated in the Town of Enfield, County of Hartford and State of Connecticut and being shown "PARCEL "A” AREA = 72.74 AC.", "PARCEL “B” AREA = 4.97 AC., "PARCEL “C” AREA = 36.41 AC.", "PARCEL “D” AREA = 1.00 AC." and “PARCEL “E” AREA = 9.88 AC." on a certain map or plan entitled “EXISTING FACILITIES MAP PROPERTY OF LEGO BUILDING CORP. PREPARED FOR LEGO BUILDING CORP. ENFIELD, CONN CK. BY: MWF DRW BY: SAM DATE: 12-7-06 REV. 12-14-06 A-2 CERT. SCALE 1” = 100’ SHEETS 1 OF 2 and 2 of 2 MAP No. 118-06-18” prepared by Megson & Heagle Civil Engineers & Land Surveyors, LLC 81 Rankin Road, Glastonbury, Conn. 06033 Phone (860) 659-05870 which map or plan is on file in the office of the Town Clerk of Enfield.
Said premises are together with the following:
1.    A twelve and one-half (12.5) foot wide easement for the purpose of laying and maintaining a railroad spur track over land of Zigmont Cybulski aka Sigmund Cybulski as conveyed to Marilyn W. Grogan and any rights of John M. Fales, Jr. and Julia A. Fales in connection therewith obtained pursuant to a Warranty Deed from Marilyn W. Grogan dated September 20, 1972 and recorded in Volume 356, Page 467 of the Enfield Land Records.
2.    Rights of LEGO Building Corporation described in a sanitary sewer easement to the Town of Enfield dated April 5,1976 and recorded in Volume 412, Page 872 of the Enfield Land Records.
3.    Rights of LEGO Building Corporation described in a Warranty Deed from Agrico Chemical Company dated August 21,1978 and recorded in Volume 435, Page 509 of the Enfield Land Records.
4.    Rights with respect to a ditch along the northerly line of the premises, as shown on a certain survey entitled “SURVEY OF LAND ENFIELD, CONNECTICUT LEGO SYSTEMS, INC 777 ROUTE 7 BROOKFIELD, CONNECTICUT” by Conlon Associates, Inc. Engineers and Land Surveyors 543 Enfield St. Enfield, Conn. Scale 1” = 100’ Date 2-13-74 Dwg. No. 1 of 4 Class A-2 Signed by Thomas F. Mahony, which survey is on file in the Enfield Town Clerk’s Office.
5.    Rights of LEGO Building Corporation described in an Easement Agreement from State of Connecticut to LEGO Building Corporation dated as of October 21,1991 and recorded in Volume 668, Page 298 of the Enfield Land Records. NOTE: Certain Rights contained in said Easement were assigned to The Connecticut Light and Power Company by Assignment of Electric Distribution Easement from LEGO Building Corporation dated December 10, 1992 and recorded in Volume 754, Page 252 of the Enfield Land Records.

LEGAL DESCRIPTION
(85 Moosup Pond Road, Plainfield, Windham County, Connecticut)
Real property in the City of Plainfield, County of Windham, State of Connecticut, described as follows: 85 Moosup Pond Road, Plainfield, Connecticut
A certain parcel of land located on the southerly side of Moosup Pond Road and the easterly side of Putnam Road (Route #12) in the Town of Plainfield, County of Windham, and State of Connecticut and being bounded and described as follows:
Beginning at a Connecticut Highway Department monument at the southwesterly end of a stone wall in the easterly line of Putnam Road (Route #12), said monument being the Southwesterly corner of the herein described parcel and a corner of land now or formerly of Roger Scharlack, thence N 34° 16' 23" W, 176.03'; thence N 30° 52' 13" W, 173.81' to a point; thence in a northwesterly direction 363.34' along a curve to the right having a radius of 1604.00' along the northeasterly line of said Putnam Road to a point (the chord of said curve being N 24° 22' 53" W, 362.56'). Thence N 17° 53' 29" W, 14.46' to a point; thence turning N 72° 04' 10" E, 23.30' to a Connecticut Highway Department monument; thence N 17° 55' 50" W, 620.01' to a Connecticut Highway Department monument thence in a northwesterly direction 229.02' along a curve to the left having a radius of 1969.86' to a Connecticut Highway Department monument in the southerly line of land now or formerly of Gerald G. Auger & Margaret T. Auger (the chord of said curve being N 21° 12' 06" W, 228.89'), the last five (5) courses follow the northeasterly line of Putnam Road (Route #12); thence S 80° 20' 39" E, 128.04' partly along a stone wall and bounded northerly by land now or formerly of said Auger to art iron pin; thence continuing S 80° 20' 39" E, 112.93' along a wall to a drill hole at the intersection of a wall and wire fence; thence N 04° 56' 29" W, 670.64' along a wire fence to an iron pin in the southerly line of land now or formerly of Thomas J. Desjardins & Kathryn R. Desjardins, the last two (2) courses being bounded northerly and westerly by land now or formerly of Charles W. Corson, Jr., thence S 84° 43' 51" E, 102.64' to an iron pin, thence N 07° 18' 38" E, 153.73' to an iron pin in the southerly line of Moosup Pond Road, the last two (2) courses being bounded northerly and westerly by land now or formerly of said Desjardins; thence N 64° 22' 52" E, 249.03' to a Connecticut Highway Department monument, thence in an easterly direction 227.30 feet along to a curve to the right having a radius of 235.31' to a Connecticut Highway Department monument (the chord of said curve thence being S 87° 56' 46" E 218.57'); thence S 60° 15' 24" E, 534.10' to a Connecticut Highway Department monument; thence S 60° 16'24" E, 1049.23 feet to a point, thence continuing S 60° 16' 24" E, 61.90' to an iron pin in the westerly line of land now or formerly of Providence & Worcester Railroad Company, the last five (5) courses follow the southeasterly and southerly line of Moosup Pond Road; thence S 23° 14' 52" W, 2055.40' along the westerly line of land now or formerly of said Railroad to an iron pin in the easterly line of land now or formerly of Roger Scharlack; thence N 15° 36' 10" W, 103.60' along a wire fence and wall to an iron pin in a wall corner; thence N 60° 53' 46" W, 367.81' to a point; thence N 58° 20' 37" W, 89.63' to a point; thence N 59° 24' 26" W, 284.94 feet to an iron pin at a wall corner; thence S 48° 27' 57" W, 129.92' to a Connecticut Highway Department monument in the easterly line of Putnam Road (Route #12) and the point of beginning, the last five (5) courses follow a stone wall and are bounded southwesterly and southerly by land now or formerly of said Scharlack.

Being further described as Parcel .A. on that plan entitled "ALTA/ACSM LAND TITLE SURVEY PROPERTY SURVEY PREPARED FOR MOOSUP ROAD LIMITED PARTNERSHIP #85 MOOSUP POND ROAD, ALL HALLOWS ROAD AND PUTNAM ROAD (ROUTE #12) PLAINFIELD, CONNECTICUT, DATE: 9/19/03 SHEET 1 OF 1" certified by KWP Associates, 250 Killingly Road, Pomfret Center, Ct. 06259 -1016.

LEGAL DESCRIPTION
(90 Moosup Pond Road, Plainfield, Windham County, Connecticut)
A certain parcel of land situated on the northerly side of Moosup Pond Road, southeasterly and southerly side of All Hallows Road and the southerly side of Depot Street in the Town of Plainfield, County of Windham, and State of Connecticut, and shown as Parcel B on a plan entitled "ALTA/ACSM Land Title Survey Prepared For AMERICAN STANDARD INC. #90 Moosup Pond Road, All Hallows Road & Putnam Road (Route # 12) Plainfield, Connecticut- Scale 1" = 100' - Sept. 15, 1995, Revised to Mar. 25, 1996- Sheet 2 of 3- KWP Associates", said Parcel 'B' being bounded and described as follows:
BEGINNING at a survey nail in pavement at the intersection of the northerly line of Moosup Pond Road with the easterly line of All Hallows Road, said point being the southwest corner of the herein described Parcel 'B'
THENCE N. 50° 32' 28" E, 298.47 to a point;
THENCE N. 53° 16' 15" E., 100.00' to an iron pin;
THENCE N. 56° 06' 15" E., 100.00' to an iron pin;
THENCE N. 61° 26' 15" E., 100.00' to an iron pin;
THENCE N. 70° 21' 18" E, 50.00' to an iron pin;
THENCE N. 82° 23' 11" E., 99.78' to an iron pin;
THENCE N. 87° 00' 26" E., 299.99' to an iron pin;
THENCE N. 87° 16' 44" E., 100.25' to an iron pin;
ThENCE N. 88° 47' 23" E. 99.96' to an Iron pin in the southerly line of Depot Street.

The last nine (9) courses follow the southeasterly and southerly lines of All Hallows Road and the southerly line of Depot Street.
THENCE S. 68° 36' 06" E., along the southerly line of Depot Street, 610.00' to an iron pin and a corner of land now or formerly of Lawrence J. Rainville;
THENCE S. 23° 01' 55" W., bounded easterly by land now or formerly of said Rainville, 706.26' to an iron pin;
THENCE S. 55° 37' 24" E., bounded northerly by land now or formerly of said Rainville and by land now or formerly of Wauregan Grain Co., Inc., 260.12' to a point;
THENCE N. 51° 06' 34" E., bounded northerly by land now or formerly of said Wauregan Grain Co., Inc., 20.44' to an iron pin in the westerly line of land now or formerly of Providence & Worcester Railroad Company;
THENCE in a southerly direction 158.75' along a curve to the right having a radius of 11405.69' to a point (the chord of said curve being S. 22° 50' 56" W., 158.75');
THENCE S. 23° 14' 52" W., 122.56' to a point in the northerly line of Moosup Pond Road.

The last two (2) courses being bounded easterly by land now or formerly of said Railroad;
THENCE N. 60° 16' 24" W., 790.44' to an iron pin;
THENCE continuing N. 60° 15' 24" W., 301.83' to a Connecticut Highway Department monument;
THENCE continuing N. 60° 16' 24" W, 326.90' to a point;
THENCE continuing N. 60° 16' 24" W., 207.22' to a Connecticut Highway Department monument;
THENCE N. 64° 35' 24" W., 112.36' to a point;
THENCE N. 78° 33' 24" W., 25.93' to the point of beginning.

The last six (6) courses follow the northerly line of Moosup Pond Road.
The above described Parcel 'B' contains 26.46 acres and is that land acquired by American Radiator and Standard Sanitary Corporation from Ely Chabot by Warranty Deed dated Feb. 27, 1956, and recorded in Vol. 74, Pg. 473 of the Town of Plainfield Land Records, and a portion of that land acquired by American Radiator and Standard Sanitary Corporation from Wauregan Mills, Inc. by Quit-Claim Deed dated June 23, 1958 and recorded in Vol. 73, Pg. 502.

LEGAL DESCRIPTION
(170 Highland Park Drive, Bloomfield, Hartford County, Connecticut)
All that certain piece or parcel of land situated in the Town of Bloomfield, County of Hartford and State of Connecticut more particularly bounded and described as follows:
Beginning at a point in the southeasterly street line of the cul de sac of Griffin Road South, said point being the Southwest corner of land now or formerly of King Castle, LLC and a northerly corner of the subject parcel;
Thence S 62° 05' 08" E, along property now or formerly of King Castle, LLC 424.98 feet to a point;
Thence S 02° 19' 09" W, 49.94 feet to a point;
Thence S 24° 50' 16" W, 415.43 feet to a point;
Thence S 23° 10' 46" E, 716.85 feet to a point;
Thence S 84° 43' 10" E, 88.90 feet to a point;

The four (4) preceding courses being along property now or formerly of Griffin Land & Nurseries, Inc.;
Thence S 04° 23' 45" W, 27.33 feet to a point;
Thence S 11° 04' 51" W, 71.79 feet to a point;
Thence S 08° 08' 00" W, 150.00 feet to a point;

The three (3) preceding courses being along property now or formerly of Magdalen Szozda Bala;
Thence S 78° 21' 34" W, along property now or formerly Zakmax Limited Partnership, 589.02 feet to a point;
Thence along a curve to the left, in the North street line of the cul de sac of Highland Park Drive, 157.25 feet to a point, said curve has a radius of 50.00 feet and a central angle of 150° 09' 58";
Thence N 71° 48' 24" W, along property now or formerly of Neriani Realty LLC, 552.06 feet to a point
Thence N 00° 11' 20" E, along property now or formerly of State of Connecticut, 1509.24 feet to a point;
Thence S 89° 48' 40" E, along property now or formerly of Griffin Land & Nurseries, Inc. 566.56 feet to a point;
Thence along a curve to the left, in the South street line of the cul de sac of Griffin Road South, 159.46 feet to the point of beginning, said curve has a radius of 60.00 feet and a central angle of 152° 15' 28".

LEGAL DESCRIPTION
(495-515 Woburn Street, Tewksbury, Middlesex County, Massachusetts)

Real property in Tewksbury, Lowell and Billerica, County of Middlesex, Commonwealth of Massachusetts, described as follows:
PARCEL 1:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the westerly sideline of Woburn Street, and is shown as "Lot A 379,257 +/- S.F. or 8.707 +/- Ac." on plan entitled "Plan of Land in Tewksbury, MA", prepared by Engineering Design Consultants, Inc., dated December 21, 1998 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 203, Page 11; and more particularly bounded and described as follows:
Beginning at a point on the westerly sideline of Woburn Street, said point being the most northeasterly corner of the parcel; thence running S 15º37'31” E 1,009.89' by the westerly sideline of Woburn Street to a point; thence turning and running S 82º01'59" W 367.92' to a point; thence turning and running N 15º55'16" W 1,008.47 to a point; thence turning and running N 73º56'38" E 319.48' to a point of curvature; thence running Southeasterly 78.92' by a curve to the right having a radius of 50.00' to the point of beginning.
Containing 379,257 square feet or 8.707 acres, more or less.
PARCEL 2:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the northerly sideline of Discovery Way, and is shown as "Lot 2 123,818 +/- S.F. or 2.842 +/- Ac." on (a) plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA’, prepared by Precision Land Surveying, Inc. and Engineering Design Consultants, Inc. dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208 at Page 83 and (b) plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts", prepared by Engineering Design Consultants, Inc. dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at a point on the northerly sideline of Discovery Way, said point being the most southeasterly corner of the parcel; thence running Southwesterly 268.26' by the northerly sideline of Discovery Way by a curve to the left having a radius of 330.00' in a point of non-tangency; thence turning and running N 87º11'11" W 179.06' to a point; thence turning and running N 20º54'35" W 217.15 to a point; thence turning and running N 5Iº07'07" E 393.10' to a point; thence turning and running S 39º56'03" E 150.00' to a point of non-tangency; thence turning and running Southerly 140.85' by a curve to the right having a radius of 3,655.36' to a point of tangency; thence running S 15º55'16" E 40.73' to the point of beginning.

Containing 123,818 square feet or 2.842 acres, more or less,
PARCEL 3:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, Town of Billerica, and City of Lowell, situated on the westerly sideline of Discovery Way, and is shown as "Remaining Land of Merrimack Valley Associates, LLP 4,469,800 +/- S.F. or 103 +/- Ac." on a plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts", prepared by Engineering Design Consultants, Inc. dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at a point on the westerly sideline of Discovery Way, said point being the most easterly corner of the parcel; thence running Southerly 57.83' by a curve to the left having a radius of 330.00' to a point of reverse curvature; thence running Southwesterly 34.55' by a curve to the right having a radius of 30.00' to a point of tangency; thence running S 82º07'10" W 20.04' to a point; thence turning and running S 07º52'50" E 60.00' to a point, said last four courses being by the westerly and northerly sidelines of Discovery Way; thence turning and running S 82º07'10" W 94.05' to a point of curvature; thence running Westerly 72.01' by a curve to the left having a radius of 174.00' to a point; thence turning and running S 07º52'50" E 1,121.86' to a point; thence turning and running S 77º26'30" W 1,480' more or less to the easterly shoreline of the Concord River to a point; thence turning and running Northerly 3,000' more or less by the easterly shoreline of the Concord River to a point; thence turning and running N 66º23'59" E 1,041' more or less to a point of non-tangency; thence turning and running Southeasterly 198.68' by a curve to the right having a radius of 3,616.61' to a point of non- tangency; thence turning and running S 77º01'16" E 49.00' to a point of non-tangency; thence turning and running Southeasterly 1,098.00' by a curve to the right having a radius of 3,647.11' to a point; thence turning and running S 27º36'27" W 60.00' to a point; thence turning and running S 51°07'07" W 393.10' to a point; thence turning and running S 20°54'35" E 217.15' to a point; thence turning and running S 87°11'11" E 179.06' to the point of beginning.
Containing 4,469,800 square feet or 103 acres, more or less.
PARCEL 4 (DISCOVERY WAY - EASTERLY PORTION):
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the westerly sideline of Woburn Street, and is shown as "Discovery Way, 23,278 +/- S.F." on (a) plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA. prepared by Precision Land Surveying, Inc. and Engineering Design Consultants, Inc. dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 83 and (b) plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts", prepared by Engineering Design Consultants, Inc. dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:

Beginning at a point on the westerly sideline of Woburn Street, said point being the most Northeasterly corner of the parcel; thence running S 15º37'31” E 160.00' by the westerly sideline of Woburn Street to a point of non-tangency; thence turning and running Northwesterly 78.92' by a curve to the left having a radius of 50.00' to a point of tangency; thence running S 73º56’38" W 319.48' to a point; thence turning and running N 15º55'16" W 60.00' to a point; thence turning and running N 73º56'38"E 320.54' to a point of curvature; thence running Northeasterly 78.16' by a curve to the left having a radius of 50.00' to the point of beginning.
Containing 23,278 square feet or 0.534 acres, more or less.
PARCEL 5 (DISCOVERY WAY - WESTERLY PORTION):
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated westerly of Woburn Street, and is shown as "Discovery Way, 29,515 +/- S.F." on (a) plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA", prepared by Precision Land Surveying, Inc. and Engineering Design Consultants, Inc. dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 83 and (b) plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts", prepared by Engineering Design Consultants, Inc. dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at a point on the westerly sideline of land now or formerly of the Massachusetts Bay Transit Authority, said point being the most northerly corner of the parcel; thence running S 15º55'15" E 60.02' to a point of non-tangency; thence turning and running Southwesterly 201.25' by a curve to the left having a radius of 270.00' to a point of compound curvature; thence running Southeasterly 66.84' by a curve to the left having a radius of 30.00' to a point of tangency; thence running N 82º07'10" E 18.44'.to a point; thence turning and running S 07º52'50 E 60.00' to a point; thence turning and running S 82º07'10” W 177.25’ to a point; thence turning and running N 07º52'50" W 60.00' to a point; thence turning and running N 82º07'10" E 20.04' to a point of tangency; thence running Northeasterly 34.55' by a curve to the left having a radius of 30.00' to a point of reverse curvature; thence running Northeasterly 326.09' by a curve to the right having a radius of 330.00' to the point of beginning.
Containing 29,515 square feet or 0.678 acres, more or less.
PARCEL 6:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the westerly sideline of Woburn Street and shown as Lot 1 on (a) a plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA," prepared by Precision Land Surveying, Inc. and Engineering Design Consultants, Inc., dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 83 and (b) a plan entitled "Plan of

Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts," prepared by Engineering Design Consultants, Inc., dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at a point on the westerly sideline of Woburn Street, said point being the most northerly corner of the parcel; thence running S 15º37'3I” E, 63.11' by the westerly sideline of Woburn Street to a point of curvature; thence running Southwesterly, 78.16' by a curve to the right having a radius of 50.00' to a point of tangency; thence running S 73º56'38" W, 320.54' to a point, said last two courses being by the northerly sideline of Discovery Way; thence turning and running N 15º55'16" W, 115.63' to a point; thence turning and running N 74º23'29" E, 370.75' to the point of beginning.
Containing 41,772 square feet or 0.959 acres, more or less
PARCEL 7:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the westerly sideline of Woburn Street and shown as Lot 3 on (a) a plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA," prepared by Precision Land Surveying, Inc. and Engineering Design Consultants, Inc., dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 83 and (b) a plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts," prepared by Engineering Design Consultants, Inc., dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at a point on the southerly sideline of Discovery Way, said point being the most northerly corner of the parcel; thence running S 15º55'16" E, 258.76' to a point; thence turning and running S 81°58'30" W, 44.17' to a point; thence turning and running S 15°55'16 E, 828.79' to a point; thence turning and running N 84°30'44" E, 44.49' to a point; thence turning and running S 15°55'16" E, 216.20' to a point; thence turning and running S 77°26'30" W, 271.38' to a point; thence turning and running N 58°03'36" W, 494.49' to a point; thence turning and running N 07°52'50" W, 774.12' to a point of non-tangency; thence turning and running Easterly, 72.01' by a curve to the right having a radius of 174.00' to a point of tangency; thence running N 82°07'10" E, 94.05' to a point; thence turning and running N 82°07'10" E, 177.25' to a point; thence turning and running N 07°52'50" W, 60.00' to a point; thence turning and running S 82°07'10"W , 18.44 to a point of curvature; thence running Northwesterly, 66.84' by a curve to the right having a radius of 30.00' to a point of compound curvature; thence running Northeasterly, 201.25' by a curve to the right having a radius of 270.00' to the point of beginning, said last five courses being by the southerly, westerly and northerly sidelines of Discovery Way.
Containing 566,070 square feet or 12.995 acres, more or less.
PARCEL 8:

A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Tewksbury, situated on the westerly sideline of Woburn Street and shown as Lot 4 on (a) a plan entitled "Riverview Commerce Center, Definitive Subdivision Plan in Tewksbury, MA," prepared by Precision Land Surveying, Inc, and Engineering Design Consultants, Inc., dated December 18, 2001, revised February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 83 and (b) a plan entitled "Plan of Land in Tewksbury/Billerica/Lowell, (Middlesex County) Commonwealth of Massachusetts," prepared by Engineering Design Consultants, Inc., dated February 11, 2002 and recorded with the Middlesex County (Northern District) Registry of Deeds in Plan Book 208, Page 84; and more particularly bounded and described as follows:
Beginning at the most easterly corner thereof, said point being S 77°26'30" W, 271.38' from the westerly sideline of land now or formerly of the Massachusetts Bay Transportation Authority; thence running S 77°26'30" W, 381.07' to a point; thence turning and running N 07°52'50° W, 347.74' to a point; thence turning and running S 58°03'36 E, 494.49' to the point of beginning.
Containing 66,036 square feet or 1.516 acres, more or less
Excluded from Parcels 6, 7 and 8 above any fee in Discovery Way as shown on said plans referenced above.
Together with the benefits of the following:
1.    Grant of Easement recorded in Book 2629, Page 573, as amended by an Amendment recorded in Book 2719, Page 22 (the "Bridge Easement").
2.    Agreement and Covenant between the City of Lowell and Equity Industrial Tewksbury dated July 25, 2001 and recorded in Book 12062, Page 50.
3.    Agreement and Covenant between the City of Lowell and Merrimack Valley Industrial Partnership dated July 25, 2001 and recorded in Book 12062, Page 41.
4.    Reciprocal Easement Agreement between Merrimack Valley Industrial Associates Limited Partnership and Equity Industrial Riverview Limited Partnership dated May 28, 2002 and recorded on June4, 2002 in Book 13169, Page 121.

LEGAL DESCRIPTION
(100 Adams Street, Clinton, Worcester County, Massachusetts)
Real property in the City of Clinton, County of Worcester, Commonwealth of Massachusetts described as follows:
Lot A-R -Flagg Street, Clinton, MA
A certain parcel of land located in the Commonwealth of Massachusetts, County of Worcester, Town of Clinton situated on the northerly side of Flagg Street, and is shown as Lot A-R on "Plan of Land in Clinton, MA, Scale 1"= 120', dated January 3, 2006, by Engineering Design Consultants, Inc." and recorded with the Worcester County Registry of Deeds in Plan Book 838, Plan 41, more particularly bounded and described as follows:
Beginning at a point on the northerly sideline of Flagg Street, said point being the most southerly corner of the lot; thence running N 22°55'52" W 124.76' to a concrete bound; thence turning and running N 15°54'53 W 878.16' to a concrete bound; thence turning and running N 87°46'52" W 130.85' to a point; thence turning and running N 07°55'57" W 217.69' to a point; thence turning and running N 82°14'00" E 58.55' to a point; thence turning and running N 68°17'37 E 410.85' to a point; thence turning and running N 56°20'21” E 135.87’ to a concrete bound; thence turning and running N 33°37'08" W 100.00' to a point; thence turning and running N 56°28'02" E 40.00' by the southerly side line of Longedge Road to a concrete bound; thence turning and running S 33°37'08" E 200.07' to a concrete bound; thence turning and running S 37°00'21" E 232.56' to a point; thence turning and running 5 79°49'39" E 150.00' to a point; thence turning and running S 27°16'52 E 253.82' to a point of non-tangency; thence turning and running Southerly 532.43' by a curve to the left having a radius of 5,795.00' to a point; thence turning and running S 22°44'34" W 198.04' to a post on the northerly side line of Flagg Street; thence turning and running S 66°53'50 W 158.21' by the northerly sideline of Flagg Street to a point; thence turning and running N 23°19'28" W 109.25' to a stone bound; thence turning and running S 69°34'55” W 120.36' to a point; thence turning and running S 23°37'42" E 114.87' to a point on the northerly side line of Flagg Street; thence turning and running S 66°55'08" W 239.86' by the northerly side line of Flagg Street to the point of beginning.
Together with rights contained in that Reciprocal Easement Agreement by and between Clinton-Adams Corporation and Equity Industrial Limited Partnership V dated December 13, 1999 and recorded with said Deeds, Book 22151, Page 186; as affected by a First Amendment, dated July 12,2000, recorded with said Deeds, Book 23317, Page 226.

LEGAL DESCRIPTION
(111 Adams Street, Clinton, Worcester County, Massachusetts)
Real property in the City of Clinton, County of Worcester, Commonwealth of Massachusetts, described as follows:
Lot B-2 - Flagg Street, Clinton, MA:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Worcester, Town of Clinton, situated on the northerly side of Flagg Street, and is shown as Lot B-2 on "Plan of Land in Clinton/Lancaster, MA, dated August 21, 1998, by Engineering Design Consultants, Inc." recorded with the Worcester County Registry of Deeds in Plan Book 750, Plan 10, more particularly bounded and described as follows:
Beginning at a point on the northerly sideline of Flagg Street said point being the most southerly corner of the lot; thence running N 22°44'34" E 198.04' to a point of non-tangency; thence turning and running Northerly 532.43' by a curve to the right having a radius of 5,795.00' to a point of non-tangency; thence turning and running N 27°16'52” W 98.59' to a point; thence turning and running N 80°08'48" E 92.96 to a point of non-tangency; thence turning and running Southerly 774.61' by a curve to the left having a radius of 5,763.00' to a point of non-tangency; thence turning and running S 66°53'50 W 114.70' by the northerly sideline of Flagg Street to the point of beginning.
Lot A-2 -Parker Road. Lancaster/Clinton, MA:
A certain parcel of land located in the Commonwealth of Massachusetts, County of Worcester, Towns of Clinton and Lancaster, situated on the southeasterly side of Parker Road and is shown as Lot A-2 on "Plan of Land in Clinton/Lancaster, MA, dated August 21, 1998, by Engineering Design Consultants, Inc.", recorded with the Worcester County Registry of Deeds in Plan Book 750, Plan 10, more particularly bounded and described as follows:
Beginning at a point on the southeasterly sideline of Parker Road, said point being the most westerly corner of the lot; thence running N 64°25'42” E 81.20' to a point; thence turning and running N 31°17'05" E 518.19' to a point; thence turning and running N 41°56'24” E 157.77' to a point; thence turning and running N 01°50'50" W 270.60' to a point, said last four courses being by the southeasterly sideline of Parker Road; thence turning and running S 85°49'09" E 269.78' to a point; thence turning and running N 08°52'13" E 351.30' to a point; thence turning and running N 71°52'05" E 181.50' to a point; thence turning and running N 79°59'13 E 167.90' to a point; thence turning and running S 71°00'47" E 372.33' to a point; thence turning and running S 12°08'20" W 700.00' to a point; thence turning and running S 77°52'51” E 34.91' to a point; thence turning and running S 1l°07'18" W 1,890.34' to a point; thence turning and running N 78°53'25" W 12.15' to a point of non-tangency; thence turning and running Southerly 137.46' by a curve to the left having a radius of 5,763.00' to a point of non-tangency; thence turning and running S 80°08'48" W 92.96' to a point; thence turning and running N 27°16'52" W 155.23' to a point; thence turning and running N 79°49'39" W 150.00' to a point; thence turning and running N 37°"00’21" W 232.56' to a point; thence turning and running N 56°19'39" E 152.07' to a point;

thence turning and running N 39°44'06" W 78.79' to a point; thence turning and running N 40°31'39" W 263.64' to a point; thence turning and running S 56°19'00" W 273.45' to a point; thence turning and running S 74°13'29" W 297.11' to a point; thence turning and running S 82°14'00" W 452.60' to a point; thence turning and running N 59°03'39 W 82.12' to a point; thence turning and running N 70°11'37" E 282.83' to a point; thence turning and running N 59°01'45" E 207.99 to a point; thence turning and running N 53°28'31' E 265.85' to a point; thence turning and running N 38°59'01" E 327.06' to a point; thence turning and running N 40°49'11" E 365.42' to a point; thence turning and running N 35°46'25" E 172.03' to a point; thence turning and running N 89°06'59” W 570.70' to a point; thence turning and running N 87°56'53" W 23.70' to a point; thence turning and running N 27°32'37" E 59.80' to the point of beginning.
Together With rights contained in that certain Reciprocal Easement Agreement, dated December 13, 1999, recorded in Book 221 51, Page 186, as amended by instrument dated July 12 , 2000, recorded in Book 23317, Page 226.

LEGAL DESCRIPTION
(1111 Southampton Road, Westfield, Hampton County, Massachusetts)
Real property in the City of Westfield, County of Hampden, Commonwealth of Massachusetts, described as follows:
The following is the description of a parcel of land in Westfield, Hampden County, Massachusetts, and is more particularly bounded and described as follows:
Beginning at a point at the northwesterly corner of said parcel, said point being at the intersection of the easterly sideline of Southampton Road (Routes 10 & 202) and the southerly sideline of North Road (Route 202); Thence, running S 76°00’” E, along the southerly sideline of said North Road (Route 202), a distance of 795.25 feet to a point; Thence, running S 14°00'00” W, a distance of 480.68 feet to a point; Thence, running S 76°00'00" E, a distance of 1187.05 feet to a point; Thence, running S 04°45'00” W, a distance of 789.63 feet to a point; Thence, running S 32°57'49" W, a distance of 572.97 feet to a point; Thence, running S 15°01'45" W, along land now or formerly of Yellow Equipment & Terminals, Inc., a distance of 296.20 feet to a point; Thence, running N 86°31’24" W, along land now or formerly of Digital Equipment Corporation, a distance of 384.65 feet to a point; Thence, running S 03°28'36" W, along land now or formerly of Digital Equipment Corporation, a distance of 508.59 feet to a point on the northerly sideline of Falcon Drive; Thence, running N 75°02'18" W, along the northerly sideline of said Falcon Drive, a distance of 952.96 feet to a point, Thence, running N 14°57'42" E along the northerly sideline of Falcon Drive, a distance of 10.00 feet to a point, Thence, running N 75°02'18" W, along the northerly sideline of said Falcon Drive, a distance of 296.97 feet to a point, Thence, running westerly and northerly, along a curve to the right, having a radius of 40.00 feet, an arc length of 52.52 feet to a point; Thence, running N 00°11'48" E, along the easterly sideline of Southampton Road, a distance of 145.84 feet to a point; Thence, running N 04°57'38" E, a distance of 1559.08 feet to a point; Thence, running S 84°53'03" E, a distance of 45.83 feet to a point; Thence, running N 05°05'57" E, a distance of 162.33 feet to a point; Thence, running northerly, along a curve to the right, having a radius of 7525.00 feet, an arc length of 470.50 feet to a point; Thence, running N 08°41'53" E, a distance of 292.54 feet to the point of beginning.
The last six (6) courses being along the easterly sideline of said Southampton Road (Routes 10 & 202).
Excepting from the above-described parcel so much of the land as was conveyed by deed to Equity Westfield LLC dated November 19, 2008 recorded at Book 17554, Page 424, conveying Parcel A2 shown on Plan Book 351, Plan 90.
Together with a 20 foot wide drainage easement as described in instruments recorded in Book 3480, Page 28, Book 3466, Page 39 and shown in Plan Book 139 - Pages 124-127.
Together with a 60 foot wide Right of Way granted by Grant of Easement for Access and Egress dated April 2, 1996 and recorded in Book 9449, Page 24.

Together with a 30 foot wide drainage easement granted by Reciprocal Grant of Drainage Easements dated April 2, 1996 and recorded in Book 9449, Page 29.

LEGAL DESCRIPTION
(15 & 31 Independence Drive, Ayer, Middlesex County, Massachusetts)
Real property in the City of Ayer, County of Middlesex, Commonwealth of Massachusetts, described as follows:
PARCEL I (Lot 10 on Plan 714 of 2000):
A certain parcel of land known as Lot 10, located in the Town of Ayer, County of Middlesex, and the Commonwealth of Massachusetts. Beginning at a stone bound to be set at the Southwest corner of said lot on the northerly sideline of Independence Drive; Thence N 02°36'34” E, six hundred seventeen and fifty-four hundredths of a foot (617.54') to an iron rod to be set; Thence N 24°44'31” E , three hundred forty-four and ninety-eight hundredths of a foot (344.98') to an iron rod to be set; Thence N 02°36'38"E, one hundred eleven and seventy-one hundredths of a foot (111.71') to an iron rod to be set; Thence N 25°07'44"E , one hundred seventy-two and twenty-five hundredths of a foot (172.25') to an iron rod to be set; Thence N 34°16'13"E , two hundred twenty and thirty-eight hundredths of a foot (220.38') to a stone bound to be set; Thence S 86°13'53"E , two hundred sixty and sixty four-hundredths of a foot (260.64') to an iron rod to be set; Thence S 42°22'39"E , four hundred fifteen and eighty-eight hundredths of a foot (415.88') to a stone bound to be set; Thence S 02°10'44"W , nine hundred sixty eight and twenty-nine hundredths of a foot (968.29') to a stone bound to be set on the northerly sideline of Independence Drive; Thence N 86°24'42” W , five hundred fifty-eight and thirty-one hundredths of a foot (558.31') to a stone bound to be set; Thence along a curve to the left with a radius of four hundred ten and no hundredths of a foot (410.00'), a length of three hundred twenty and forty- seven hundredths of a foot (320.47') to a stone bound to be set; Thence S 48°48'13"W , twenty-five and sixty-seven hundredths of a foot (25.67') to a stone bound to be set; Thence along a curve to the right with a radius of three hundred fifty and no hundredths of a foot (350.00'), a length of eight and twelve hundredths of a foot (8.12') to the point of beginning. The last four courses being along the northerly sideline of Independence Drive.
Said Parcel 10 containing 21.92 Acres and shown on a plan entitled "Ayer, Massachusetts Level 1 Subdivision Lot 10 Independence Drive" prepared by Howe Surveying Associates, Inc., dated April 19, 2000 recorded with the Middlesex County (Southern District) Registry of Deeds as Plan 714 of 2000 in Book 31570, Page 232 (the "Plan").
Together with the perpetual and non-exclusive right and easement to connect to utility systems in public and private ways as such systems are now or may in the future be located in Independence Drive or at such other locations as may be reasonably agreed in accordance with the provisions set forth in a deed recorded in Book 31570, Page 240, and together with the exclusive easement, until such time as the lot adjacent to Lot 10 containing Building 213 requires stormwater discharge, at which time the easement shall become non-exclusive, to construct, use, repair and maintain a stormwater detention pond in the area shown as the "Future Stormwater Detention Pond Area" on said Plan.
PARCEL II (Lot 9B on Plan 867 of 2005):

A certain parcel of land located in the Devens Regional Enterprise Zone, in the Town of Ayer, County of Middlesex, Commonwealth of Massachusetts, situated northerly of Independence Drive, Devens, MA, and being shown as "Lot 9 6 on a plan entitled "Level 1 Subdivision Lot #9B Independence Drive," prepared for Massachusetts Development Finance Agency, prepared by Chas. H. Sells, Inc., dated 6/21/05 and recorded with the Middlesex South District County Registry of Deeds as Plan No. 867 of 2005, as more particularly described as follows according to said Plan:
Beginning at the southeasterly corner of the parcel herein described at a point on the northerly sideline of Independence Drive at the land of The Government Land Bank; thence N 87°15'42” W, eighty-one and 80/100 feet (81.80') along Independence Drive to a stone bound with drill hole; thence Continuing along Independence Drive N 76°29'12" W, two hundred and eighty and 73/100 feet (280.73') to a stone bound with drill hole at the land of Equity Industrial Limited Partnership-Devens; thence N 2°10'44' E, four hundred and twenty-nine and 20/100 feet (429.20') along the land of Equity Industrial Limited Partnership-Devens to a stone bound with drill hole and land of The Government Land Bank; thence Along land of The Government Land Bank the following four courses: S 87°49'16 E, five hundred and seventy-five and 96/100 feet (575.96') to a point, S 2°18'54 W, fifty-four and 95/100 feet (54.95') to a point, S 11°31'07" W, two hundred and sixty-eight and 51/100 feet (268.31') to a point, and S 48°50'56 W, two hundred and forty and 85/100 feet (240.85') to a point on the northerly sideline of Independence Drive and the point of beginning.
The above-described parcel of land, "Lot 9B", containing 244,082 square feet or 5.60 acres, more or less, according to said Plan.
Together with the following appurtenant rights and easements as granted by the Massachusetts Development Finance Agency in a Quitclaim Deed to Levco Development Corp., recorded with the Middlesex South District County Registry of Deeds in Book 45530, Page 90:

A.
Rights for Connections to Utility Systems in Private and Public Ways for the purpose of providing utility services to Lot 9B, including, but not limited to, water, sewer, gas, electric, cable television, telecommunication service and the stormwater drainage system (collectively referred to as the "Utility Services"), the perpetual and non-exclusive right and easement to connect to each of the above-referenced services as said services are now or may in the future be located in private or public ways, now or hereafter serving Lot 9B (the "Utility Easements") in such locations as may be reasonably agreed upon by Massachusetts Development Finance Agency and Levco Development Corp.

The rights granted above shall be subject to the compliance by the Massachusetts Development Finance Agency with the lawful ordinances, rules and regulations established by the Massachusetts Development Finance Agency and the Devens Enterprise Commission (the "DEC") for utility connections and services. Levco Development Corp. shall, in the utilization of the easement rights referenced above, restore any areas disturbed in connection with any work undertaken in relation to the easements to its condition prior to Levco Development Corp.'s work.

The appurtenant rights to Lot 9B noted above shall include a permanent and non-exclusive easement and right of access over such easement areas necessary to use, construct, maintain, repair and replace any improvements constructed within such areas by Levco Development Corp., such rights to repair and replace any improvements constructed within such areas shall be subject to the prior written notice and approval of the Massachusetts Development Finance Agency, which approval shall not be unreasonably withheld; however, no such notice or approval shall be required in the event of an emergency.
B.    Rights to Use Private and Public Ways.
Said Lot 9B has the benefit of the right to pass and repass, in common with others, on foot or by vehicle of any type and kind, over Independence Drive and all other public roads and ways within the Devens Regional Enterprise Zone.

LEGAL DESCRIPTION
(480 Sprague Street, Dedham, Norfolk County, Massachusetts)
Real property in the City of Dedham, County of Norfolk, Commonwealth of Massachusetts, described as follows:
A certain parcel of land in Dedham, Norfolk County, Massachusetts, bounded and described as follows:
Beginning at a point on the northwesterly side of Sprague Street and the Easterly corner of Lot 1, said point being 50.30' Southwesterly of a stone bound at the Dedham/Boston city line; thence S 39°03' 23" W a distance of one hundred sixty-two and thirty- three hundredths feet (162.33) to a point; the previous course bounding on Sprague Street; thence N 51° 52' 13' W a distance of one hundred thirty-two and seventy-eight hundredths feet (132.78) to a point; thence S 38° 11' 15" W a distance of one hundred ninety and six hundredths feet (190.06) to a point; thence S 51° 11' 13" E a distance of one hundred twenty-nine and eighty-eight hundredths feet (129.88) to a point; the previous three (3) courses bounding on land now or formerly C.K.C. Realty Trust; thence 5 39°03'33" W a distance of two hundred thirty seven and ninety-six hundredths feet (237.96) to a point; of curvature; thence Southwesterly and curving to the left along the arc of a curve having a radius of one thousand four hundred no hundredths feet (1400.00) a length of two hundred three and sixty-two hundredths feet (203.62) to a point; the previous two (2) courses bounding on Sprague Street. N 70° 32' 5 0 W a distance of three hundred ninety and twenty-seven hundredths feet (390.27) to a point; thence N 50°49' 05" W a distance of three hundred sixty-nine and forty hundredths feet (369.40) to a point; thence N 39° 10' 55" E a distance of eight hundred forty-seven and seventy-seven hundredths feet (847.77) to a point; thence N 50° 49' 05" W a distance of sixty-seven and no hundredths feet (67.00) to a point; thence N 07° 01' 42" W a distance of forty-nine and eighty-eight hundredths feet (49.88) to a point; the previous five (5) courses bounding on land now or formerly Barden Realty Trust; thence N 82° 58' 18” E a distance of one hundred twenty and no hundredths feet (120.00) to a point; thence S 47° 32' 30” E a distance of seven hundred forty one and forty one hundredths feet (741.41) to the point of beginning; the previous two (2) courses bounding on land now or formerly A. Shapiro-Boston, Inc.; thence
Included within and being a portion of the said premises herein before described is a certain parcel, Lot 1A bounded and described as follows:
Beginning at a point on the northwesterly corner of land now or formerly C.K.C. Realty Trust, to a point N 51° 52' 13" W, a distance of one hundred and thirty two and seventy- eight hundredths feet (132.78) from the northwesterly side of Sprague Street; thence S 38° 11' 15" W a distance of one hundred twenty and five hundredths feet (120.05) to a point; thence N 51° 11' 13" W a distance of five and twenty-nine hundredths feet (5.29) to a point; thence N 37°23' 47" E a distance of one hundred twenty and no hundredths feet (120.00) to a point; thence S 51° 62' 13" E a distance of six and ninety-five hundredths feet (6.95) to the point of beginning.
The above described parcels of land are also more particularly shown as Lot 1 and Lot 1A on a plan of land entitled: "Plan of Land in Dedham, Massachusetts," Prepared for Lechmere, Inc., prepared by Vanasse Kangen Brustlin, Inc., Consulting Engineers and Planners, 101 Walnut

Street, Watertown, Massachusetts dated October 23, 1989 and recorded with Norfolk County Registry of Deeds as Plan No. 1038 of 1989 in Plan Book 387.

LEGAL DESCRIPTION
(625 University Ave, Norwood, Norfolk County, Massachusetts)

Real property in the City of Norwood, County of Norfolk, Commonwealth of Massachusetts, described as follows:
That certain leasehold estate created pursuant a Lease by and between University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA-Trust, as Landlord and Star Markets Co., Inc., as tenant. Notice of which is recorded in Book 14062, Page 385 and filed as Document Number 852564; as assigned by Assignment and Assumption Agreement between Star Markets Company, Inc. and Equity Industrial Norwood Limited Partnership dated April 11, 2000 and recorded in Book 14100, Page 177 and filed as Document Number 854024; as affected by a Corrective Amendment to Assignment and Assumption Agreement, dated April 26, 2002, by Star Markets Company, Inc. to Equity Industrial Norwood Limited Partnership, recorded in Book 16712, Page 57; as assigned by Assignment and Assumption of Lease Agreement between Equity Industrial Norwood Limited Partnership and Equity Industrial Norwood, LLC dated May 27,2004 and recorded in Book 21133, Page 117 and filed as Document Number 1028594; as assigned by an Assignment and Assumption of Ground Lease Agreement between Equity Industrial Norwood LLC to National Industrial Portfolio Borrower, LLC, dated August 5, 2007 and recorded in Book 25084, Page361 and filed as Document No. 1135857 , over that certain property described as follows:
PARCEL I:
Two (2) certain parcels of land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot 2A (17,866 square feet) and Lot 2 (20 acres and 20,348 square feet) on a plan entitled "Plan of Land in Norwood, Mass. Scale 1" = 100' dated March 9, 1968 Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass. revised March 25, 1968" recorded with Norfolk County Registry of Deeds as Plan No. 309 of 1968 in Book 224, said premises being more particularly bounded and described as follows:
Lot 2A is more particularly bounded and described as follows:
Beginning at a point at the northwesterly corner of Lot 2, thence running a line between Lot 2 and Lot 2A on a bearing of S 21°05' 52" W, a distance of 687.14 feet to a corner; thence turning and running on a bearing of N 68° 54' 02" W, a distance of 26.00 feet to a corner; thence turning and running on a line between Lot 2A and Lot 1 on a bearing of N 21° 05' 52" E, a distance of 687.14 feet to a corner; thence turning and running on a line between Lot 24 and Lot "E" on a bearing of S 68° 54' 05" E, a distance of 26.00 feet to the point of beginning.
Meaning and intending to describe Lot 2A containing 17,866 square feet, shown on the plan first hereinabove mentioned.
Lot 2 is more particularly bounded and described as follows:
Beginning at a point on the Northerly sideline of University Avenue, said point being 2,368.76 feet from Canton Street as shown on said plan; thence continuing by the sideline of University Avenue S 79° 05' 55" W, 366.17 feet to a point of curvature having a radius of 970.00 feet; thence continuing by said radius a distance of 5.70 feet; thence turning and running N 39° 21' 47" E, a distance of 132.47 feet; thence turning and running N 10° 54' 05" W 187.56 feet; thence turning N 68° 54' 02" W, a distance of 763.64 feet; thence turning and running N 21° 05' 52" E, a distance of 687.14 feet by Lot 2A; thence turning and running S 68° 54' 05" E, a distance of 1,207.20 feet by Lot “E”; thence running S 33° 32' 51" W, a distance of 124.46 feet; thence running S 33° 17' 21" W, a distance of 568.44 feet; thence running S 12° 17' 00” W, a distance of 68.25 feet to the northerly sideline of University Avenue to the point and place of beginning.
Meaning and intending to describe Lot 2 containing 20 acres and 20,349 square feet shown on the plan first hereinabove mentioned.
A portion of said Lot 2 in registered land, being Lot 214 as shown on Land Court Plan No, 15269-1, filed with Certificate 82127.
There is included in the above conveyance the fee and soil of so much of University Avenue to the centerline thereof as adjoins the premises.
PARCEL II:
A certain parcel of the land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot #1 on a plan entitled "Plan of land in Norwood, Massachusetts, Scale 1=100', dated May 7, 1973, Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass.", recorded as Plan No. 25 of 1974 in Plan Book 241, said premises being more particularly bounded and described as follows:
Southerly by University Avenue, 1,706 and 55/100 feet; as shown on said plan; Westerly and Northwesterly by land now or formerly of Eugene Smith, et al, as shown as said plan, 1,144 and 17/100 feet; Northerly by land now or formerly of George D. Whitten, et al, 757 and 56/100 feet, as shown on said plan; Easterly by land now or formerly of Woodnor Realty Corp., 687 and 14/100 feet, as shown on said plan; Northerly by said land now or formerly of said Woodnor Realty Corp., 466 feet, as shown on said plan; Easterly by Lot IA, as shown on said plan, 420 and 81/100 feet; as shown on said plan.
PARCEL Ill:
A certain parcel of the land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot IA on a plan entitled "Plan of Land in Norwood, Massachusetts, Scale 1" = 100', dated May 7, 1973, Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass.', recorded as Plan No. 25 of 1974 in Plan Book 241, said premises being more particularly bounded and described as follows:
Beginning at a point on the northerly sideline of University Avenue, said point being a concrete bound at the lot corner between Lot IA and land of Woodnor Realty Corp. and being on a curve with a radius of 970.00 feet; thence running along said curve a distance of 408.02 feet, thence turning and running N 21°05’58” E a distance of 420.81 feet, thence turning and running S 68°54’02” E a distance of 523.64 feet, thence running S 10°54’05” E a distance of 187.56 feet, thence turning and running S 39°21’47” W a distance of 132.47 feet to the point of beginning, and containing 3 acres and 11,027 sq. ft.
Excepting and excluding from the above-described parcels so much of the land as taken under Order of Taking by Eminent Domain by the Town of Westwood, dated July 14, 2008, recorded in Book 25937, Page 51 and filed as Document No. 1157583.
Together with the benefit of the following:
Rights set forth in a Track Easement filed as Document No. 281467 and recorded in Book 4422, Page 154.
Rights set forth in a Track Easement filed as Document No. 281468 and recorded in Book 4422, Page 156.

LEGAL DESCRIPTION
(100 Simplex Drive, Westminster, Worcester County, Massachusetts)
Real property in the City of Westminster, County of Worcester, Commonwealth of Massachusetts, described as follows:
That certain parcel of land shown as Lot A on a plan entitled 'Plan of Land at Digital Drive and Overlook Road in Westminster, MA, Prepared for: Goodrich Westminster Limited Partnership, Choate Hall & Stewart, Exchange Place, Boston, MA 02109", dated October 23, 2000, by Daylor Consulting Group, Inc., recorded in Plan Book 414, Page 16 (the “2000 Plan”), being more particularly bounded and described as follows:
Westerly by Lot B, as shown on the 2000 Plan, by two (2) bounds, measuring, respectively, one thousand three hundred fifty-eight and 74/100 (1,358.74) feet, and seventy-eight and 90/100 (78.90) feet; Southwesterly by Route 2, as shown on the 2000 Plan, by five (5) bounds, measuring, respectively, thirty-four and 57/100 (34.57) feet, ten and 57/100 (10.57) feet, seventy-seven and 77/100 (77.77) feet, one hundred forty-six and 31/100 (146.31) feet, and one thousand eight hundred seventy-eight and 44/100 (1,878.44) feet; Southeasterly and southwesterly by land now or formerly of Allan A. and Elaine A. Waronen, as shown on the 2000 Plan, by two (2) bounds, measuring, respectively, three hundred fifty-four and 99/100 (354.99) feet, and five hundred seventy-two and 06/100 (572.06) feet; Southeasterly by land of owners unknown, by two (2) bounds, measuring, respectively, as shown on the 2000 Plan, one hundred seventy and 80/100 (170.80) feet, and one hundred thirty and 49/100 (130.49) feet; Northeasterly by land of owners unknown, and land now or formerly of David L. Freda and Lisa C. Carbone, and land now or formerly of Sandra M. Normandjn, and land now or formerly of Margaret M. Skinner, as Trustee of the Barksdale Realty Trust, as shown on the Plan, six hundred eighty-four and 51/100 (684.51) feet; Southeasterly by land now or formerly of Margaret M. Skinner, as Trustee of the Barksdale Realty Trust, as shown on the 2000 Plan, one hundred twenty and 59/100 (120.59) feet; Southeasterly by land now or formerly of Margaret M. Skinner, as Trustee of the Barksdale Realty Trust, and also by land of owners unknown, as shown on the 2000 Plan, three hundred seventy-four and 39/100 (374.39) feet; and Northeasterly again by Simplex Drive, as shown on the 2000 Plan, by seven (7) bounds, measuring, respectively, one thousand six hundred forty-one and 58/100 (1,641.58) feet, fifty and 71/100 (50.71) feet, two hundred forty-eight and 91/100 (248.91) feet, forty and 49/100 (40.49) feet, five hundred ninety-five and 53/100 (595.53) feet, two hundred nine and 59/100 (209.59) feet, and one hundred seventy-seven and 48/100 (177.48) feet.
Containing, according to the 2000 Plan, 3,257,788 s.f. (74.79 acres).
Lot F:
That certain parcel of land shown as Lot F on a plan entitled "Plan of Land at Digital Drive and Overlook Road in Westminster, MA, Prepared for: Goodrich Westminster Limited Partnership, Choate Hall & Stewart, Exchange Place, Boston, MA 02109", dated October 23, 2000, by Daylor Consulting Group, Inc., recorded In Plan Book 414, Page 16, being more particularly bounded and described as follows:

Northeasterly by Overlook Road, as shown on the 2000 Plan, by sixteen (16) bounds, measuring, respectively, forty-six and 21/100 (46.21) feet, one hundred twenty-six and 00/100 (126.00) feet, one hundred eleven and 20/100 (111.20) feet, one hundred thirty and 30/100 (130.30) feet, seventy-three and 54/100 (73.54) feet, sixty-five and 51/100 (65.51) feet, nineteen and 18/100 (19.18) feet, thirty-six and 61/100 (36.61) feet, forty-two and 49/100 (42.49) feet, forty-six and 70/100 (46.70) feet, forty-three and 23/100 (43.23), fifty five and 74/100 (55.74) feet, forty-eight and 57/100 (48.57) feet, eighty-nine and 85/100 (89.85) feet., fifty-eight and 18/100 (58.18) feet, and twenty-four and 38/100 (24.38) feet; Northwesterly by land of owners unknown, as shown on the 2000 Plan, by two (2) bounds, measuring, respectively, one hundred thirty-five and 40/100 (135.40) feet and three hundred twenty-eight and 85/100 (328.85) feet; Northerly by and along that certain zoning district boundary line dividing Zone RI and Zone II, by land of owners unknown, as shown on the 2000 Plan, by eleven (11) bounds, measuring, respectively, one hundred thirty-five and 11/100 (135.11) feet, one hundred fifteen and 09/100 (115.09), two and 73/100 (2.73) feet, two hundred eighty-three and 73/100 (283.73) feet, two hundred seventy and 62/100 (270.62) feet, two hundred seventy and 60/100 (270.60) feet, five hundred eighty-seven and 87/100 (587.87) feet, two hundred seventy nine and 27/100 (279.27) feet, one hundred two and 56/100 (102.56) feet, forty-seven and 09/100 (47.09) feet, and seventy-eight and 25/100 (78.25) feet; Northwesterly by Lot D, as shown on the 2000 Plan, by two (2) bounds, measuring, respectively, two hundred fourteen and 80/100 (214.80) feet and one hundred three and 94/100 (103.94) feet; and Southerly by Simplex Drive, by nine (9) bounds, measuring, respectively, two hundred seventy-one and 79/100 (271.79) feet, one hundred seventy-eight and 54/100 (178.54) feet, five hundred ninety-five and 53/100 (595.53) feet, thirty-four and 49/100 (34.49) feet, two hundred forty-eight and 91/100 (248.91) feet, fifty-nine and 53/100 (59.53) feet, one thousand six hundred twenty-one and 41/100 (1,621.41) feet, forty-two and 43/100 (42.43) feet, and fifty-eight and 62/100 (58.62).
Containing, according to the 2000 Plan, 878,218 s.f. (20.16 acres).
Together with rights contained in that certain Easement Agreement made by and among Arrowsmith Limited Partnership, Goodrich Westminster Limited Partnership, Equity Industrial Westminster LLC, South Shore Development Associates LLC and Equity Industrial Simplex Drive LLC dated as of September 27, 2005 and recorded September 30, 2005 with the Worcester North Registry of Deeds in Book 5876, Page 42.
Subject to and with the benefit of the terms and provisions of limited access highway in actions and slope easements taken by The Commonwealth of Massachusetts and recorded with the Worcester North Registry of Deeds in Book 861, Page 40.

LEGAL DESCRIPTION
(151 Suffolk Lane, Gardiner, Worcester County, Massachusetts)
Real property in the City of Gardner, County of Worcester, Commonwealth of Massachusetts, described as follows:
Beginning at the most northerly corner thereof at a 3/4 inch iron pipe set flush in the bituminous sidewalk in the southwesterly line of Suffolk Lane at a corner of land of the Gardner Redevelopment Authority, said point being located 1,566.66 feet along the line of Suffolk Lane from the easterly line of Pearl Street, Route #101; Thence: Easterly by a curve to the right, having a radius of 515.00 feet, an arc length of 147.85 feet to a 3/4 inch iron pipe set flush with the ground at other land of the Gardner Redevelopment Authority; Thence: South 25°30'41” W, 20.00 feet to a drill hole set in a reinforced concrete flared end drainage pipe section; Thence: South 26°37'17" E, 615.63 feet to a point of reverse curvature in the northerly line of Zub Lane, the preceding two courses being by said Redevelopment Authority Land; Thence: Westerly by a curve to the left, having a radius of 1,145.00 feet, an arc length of 594.25 feet to a corner of other land of the aforementioned Redevelopment Authority; Thence: North 17°05'47" West, 394.13 feet to a point; Thence: North 32°23'40" East by said Gardner Redevelopment Authority land 496.59 feet to the southwesterly line of Suffolk Lane and the point of beginning.
Together with a "Cross Easement" 10 feet by 10 feet in the area shown as "Detention Area" and an easement for the purposes of extending service water sewer drainage pipes into that area designated "Detention Area" as set forth in a Deed from The Gardner Redevelopment Authority m Centex-Kirco Industrial Summit I, LLC dated March 1, 1999 and recorded with the Worcester County Registry of Deeds in Book 21136, Page 198 and as shown on plan recorded with said Deeds in Plan Book 738, Page 93.

LEGAL DESCRIPTION
(1040 Sheridan Street, Chicopee, Hamden County, Massachusetts)
Real property in the City of Chicopee, County of Hampden, Commonwealth of Massachusetts, described as follows:
A parcel of land situated on Sheridan Street and Padgette Street in Westover Industrial Airpark in Chicopee, Hampden County, Massachusetts, being shown as Parcel S-06 on a certain plan entitled "Plan of Land in Chicopee, Massachusetts, prepared for Art Realty Co.," Drawing No. CP31, dated June 20, 1983, which plan is recorded at Plan Book 212, Page 104, said parcel being more particularly bounded and described as follows:
Beginning at a bound located on the easterly streetline of Padgette Street at the southwesterly corner of the parcel herein described, said bound also being N 77° 33' 57" E, a distance of fifty- two and 01/100 (52.01) feet from a point known as R-2; Thence running N 45° 01' 26" W, along the easterly streetline of Padgette Street a distance of three hundred eight and 39/100 (308.39) feet to a bound at the point of curvature of a curve to the right having a radius of nine hundred seventy-five (975.00) feet; Thence running northwesterly along Padgette Street and along said curve for a distance of two hundred thirty six and 58/100 (236.58) feet to a bound, said bound being located at the point of tangency of the aforesaid curves; Thence running N 31° 07' 17" W along the easterly streetline of Padgette Street, a distance of sixteen and 12/100 (16.12) feet to the point of curvature of a curve to the right having a radius of thirty (30.00) feet; Thence running northerly and easterly along Padgette Street and Sheridan Street and along said curve for a distance of forty-eight and 66/100 (48.66) feet to a bound, said bound being located at a point of compound curvature and also being the intersection of the easterly streetline of Padgette Street and the southerly streetline of Sheridan Street; Thence running northeasterly along said southerly streetline of Sheridan Street and along a curve to the right having a radius of nine hundred seventy-five (975.00) feet a distance of two hundred forty-nine and 10/100 (249.10) feet to a bound; said bound being located at the point of tangency of the aforesaid curve; Thence running N 76° 27 33" E along the southerly streetline of Sheridan Street a distance of two hundred thirty-six and 77/100 (236.77) feet to a bound located at the point of curvature of a curve to the left having a radius of one thousand twenty-five (1025.00) feet; Thence running northeasterly along said curve for a distance of one hundred eighty-eight and 62/100 (188.62) feet to a gun barrel; Thence running S 24° 05' 03' E along land now or formerly of Westover Metropolitan Development Corporation, a distance of three hundred forty-two and 14/100 (342.14) feet to a gun barrel; Thence running S 44° 58' 3 4 W along other land now or formerly of Westover Metropolitan Development Corporation, a distance of four hundred seventy (470.00) feet to a gun barrel; Thence running S 77° 33' 57" W along land now or formerly of the United States of America, a distance of eighty-nine and 64/100 (89.64) feet to a bound, said bound being the point of beginning.
Containing 7.017 acres more or less according to said plan.

LEGAL DESCRIPTION
(1045 Sheridan Street, Chicopee, Hamden County, Massachusetts)
Real property in the City of Chicopee, County of Hampden, Commonwealth of Massachusetts, described as follows:
A certain parcel of land situated on Sheridan Street and Padgette Street, in Westover Industrial Air Park in Chicopee, Hampden County, Massachusetts, being bounded and described as shown on a certain plan entitled "Plan of Land in Chicopee, Massachusetts, Prepared for S.S. Pierce Co.," drawn by W.D. Pharmer, dated October 4, 1978, recorded in Book of Plans 186, at Page 98-99, being further bounded and described as shown on said plan as follows:
Beginning at a concrete bound on the northerly side of Sheridan Street at the intersection of Sheridan Street and Padgette Street said bound having the coordinates N” 7,308.316, E: 30,145.740 as established by the New York Corporation of Engineers in the 1975 Westover Air Force Base Survey, thence running along a curve concave to the Northeast with a radius of thirty (30) feet a distance of forty-five and 74/100 (45.74) feet to a concrete bound; thence running N 31°07'17" W along the easterly side of Padgette Street, a distance of twenty and 49/100 (20.49) feet to a concrete bound; thence by a curve concave to the Southwest with a radius of five hundred five (505) feet, a distance of three hundred four and 36/100 (304.36) feet to a concrete bound; thence running N 65°39'12” W, a distance of one hundred one and 96/100 (101.96) feet to a concrete bound; thence by a curve concave to the Northeast with a radius of one hundred thirty-five (135) feet, a distance of sixty-eight and 18/100 (68.18) feet to a concrete bound; thence running N 57°41’50” E, a distance of two hundred twenty-six and 94/100 (226.94) feet to a point; thence running N 73°36'14' E, a distance of one hundred fifteen and 40/100 (115.40) feet to a point; thence running N 89°30'29 E, a distance of five hundred fifty-seven and 30/100 (557.30) feet to a point; thence running N 55°54’01" E, a distance of one hundred thirty six and 00/100 (136.00) feet to a point; thence running S 29°09'52" E, a distance of three hundred forty-five and 82/100 (345.82) feet to a point at the northerly side of Sheridan Street; thence by a curve concave to the North with a radius of nine hundred seventy-five (975) feet, a distance of two hundred sixty and 00/100 (260.00) feet to a concrete bound; thence running S 76°27'93" W, a distance of two hundred thirty-six and 77/100 (236.77) feet to a concrete bound; thence running by a curve concave to the South with a radius of one thousand twenty-five (1,025) feet, a distance of two hundred sixty-seven and 36/100 (267.36) feet to a concrete bound at the point of beginning.
Together with the right to use Padgette Street and Sheridan Street for all purposes for which public streets are commonly used in common with those lawfully entitled.

LEGAL DESCRIPTION
(50 Independence Drive, Ayer, Middlesex County, Massachusetts)
Real property in the City of Ayer, County of Middlesex, Commonwealth of Massachusetts, described as follows:
A certain parcel of land, located in the Town of Ayer, County of Middlesex, and the Commonwealth of Massachusetts, shown as "Lot 170A on a plan entitled "Level I Subdivision Lot 170A Independence Drive," drawn by Howe Surveying Associates, Inc., dated May 17, 2000 and recorded with the Middlesex South District County Registry of Deeds as Plan No. 715 of 2000 in Plan Book 31571, Page 23, described as follows on said Plan:
Beginning at a stone bound on the Northeast corner of said lot along the land now or formerly of the Government Land Bank. Thence S 10°32'46" W, eight hundred fifty-seven and eighty-one hundredths of a foot (857.81') along the land now or formerly of the Government Land Bank to a stone bound at the land now or formerly of Campanelli
Devens 1 LLC; Thence N 74°32’52" W, six hundred eighty-two and fifty-two hundredths of a foot (682.52) to a stake and tack; Thence N 09°59'22" E, one hundred seventy-six and fourteen hundredths of a foot (176.14') to a stone bound at the land now or formerly of the Federal Bureau of Prisons. The last two courses being along the land now or formerly of Campanelli Devens 1 LLC; Thence N 08°22'56" E, two hundred one and twenty-five hundredths of a foot (201.25') to a stone bound; Thence N 03°29'25 W, ninety and nineteen hundredths of a foot (90.19') to a stone bound; Thence N 87°15'42” W, forty and forty-seven hundredths of a foot (40.47') to a stone bound on the sideline of Independence Drive. The last three courses being along the land now or formerly of the Federal Bureau of Prisons; Thence N 11°31'07” E, sixty-eight and fifty-nine hundredths of a foot (68.59') to a survey nail; Thence along a curve to the left with a radius of eighty and no hundredths of a foot (80.00'), a length of fifty four and thirty-eight hundredths of a foot (54.38') to a stake and tack at the land now or formerly of the Government Land Bank. The last two courses being along the easterly sideline of Independence Drive; Thence S 78°28'53 E, fifty-seven and seventy-eight hundredths of a foot (57.78') to a stake and tack; Thence N 11°31'07" E, three hundred seventy-two and ninety-three hundredths of a foot (372.93') to a stake and tack; Thence S 75°18'56" E, five hundred four and eighty-two hundredths of a foot (504.82) to an iron rod; Thence S 49°36'45” E, two hundred twenty-nine and ninety-five hundredths of a foot (229.95') to the point of beginning. The last four courses being along the land now or formerly of the Government Land Bank.
Together with certain appurtenant easements set forth in the following deeds:

a.	Deed recorded in Book 26317, Page 3 (Middlesex South Registry of Deeds), also recorded with the Worcester Registry of Deeds at Book 20441, Page 10;

b.	Deed recorded in Book 26832, Page 516, (Middlesex South Registry of Deeds)

LEGAL DESCRIPTION
(57-59 Daniel Webster Highway, Merrimack, Hillsborough County, New Hampshire)
Two certain tracts or parcels of land with the buildings and improvements located thereon situated on the easterly side of Daniel Webster Highway in Merrimack, Hillsborough County, New Hampshire, shown as Lot 2E-6 and Lot 2E-6-1 on a plan entitled “ALTA/ACSM Land Title Survey - Urban (Lots 6 & 6-1, Map 2E) Daniel Webster Highway Merrimack, New Hampshire Prepared For/Record Owner: Nashua Corporation," dated December 17, 2001 and revised through February 28, 2002, prepared by HSI Hayner/Swanson, Inc., said plan being recorded in the Hillsborough County Registry of Deeds as Plan No. 31627, and said lots being more particularly described as follows:
Lot 2E-6
Beginning at a point on the easterly side of Daniel Webster Highway, said point being a southwesterly corner of Lot 2E-6 at the northerly boundary of Lot 2E-6-2, land of OCC Properties, LLC; Thence Northerly along a curve to the right having a radius of 22,798.31 feet, a delta angle of 00° 12' 29", and an arc distance of 82.83 feet by said highway to a point at Lot 2E-6-1; Thence N 88° 00' 00" E, a distance of 175.99 feet by said Lot 2E-6-1 to a point; Thence easterly along a curve to the left having a radius of 75.00 feet, a delta angle of 7° 56' 54", and an arc distance of 10.40 feet by said Lot 2E-6-1 to a point; Thence N 19° 20' 57" W, a distance of 564.70 feet by said Lot 2E-6-1 to a point; Thence N 70° 39' 03" E, a distance of 20.00 feet by said Lot 2E-6-1 to a point; Thence N 19° 20' 57" W, a distance of 100.00 feet by said Lot 2E-6-1 to a point; Thence S 70° 39' 03" W, a distance of 20.00 feet by said Lot 2E-6-1 to a point; Thence N l9° 20' 57" W, a distance of 405.66 feet by said Lot 2E-6-1 to a point; Thence N 70° 39' 03" E, a distance of 66.00 feet by said Lot 2E-6-1 to a point; Thence N 19° 20' 57" W, a distance of 181.12 feet by said Lot 2E-6-1 to a point; Thence N 69° 26' 55" E, a distance of 59.05 feet by said land of Michael Michael Michelle Group, LLC to a point; Thence N 20° 18' 25" W, a distance of 134.37 feet by said land of Michael Michael Michelle Group, LLC to a point; Thence N 88° 30' 46" W, a distance of 58.27 feet by said land of Michael Michael Michelle Group, LLC to a point; Thence northwesterly and southwesterly along a curve to the left having a radius of 382.64 feet, a delta angle of 14° 48' 15", and an arc distance of 98.87 feet by said land of Michael Michael Michelle Group, LLC to a point; Thence S 76° 41' 00" W, a distance of 241.49 feet by said land of Michael Michael Michelle Group, LLC to a point on said easterly sideline of Daniel Webster Highway; Thence N l9° 19' 31" W, a distance of 40.22 feet by said highway to a point at land of Roland I, and Annette D. Michaud; Thence N 76° 41' 00" E, a distance of 300.61 feet by said land of Michaud to a point; Thence S 88° 30' 46" E, a distance of 97.18 feet by said land of Michaud to a point; Thence N 20° 18' 25" W, a distance of 436.72 feet by said land of Michaud, land of Promised Land Real Estate, LLC and Land of First Class Limousine, Inc, to a point at land of Sam A. Tamposi et al; Thence N 73° 50' 54" E, a distance of 283.20 feet by said land of Tamposi to a point; Thence N 74° 23' 06" E, a distance of 223.27 feet by said land of Tamposi to point; Thence N 69° 33' 47" E, a distance of 78.28 feet by said land of Tamposi to a point; Thence N 73° 44' 12" E, a distance of 41.37 feet by said land of Tamposi to a point; Thence N 77° 21' 56" E, a distance of 74.89 feet by said land of Tamposi to a point; Thence S 38° 24' 47" E, a distance of 31.60 feet by said iand of Tamposi to a point; Thence S 27° 49' 57" E, a distance of 51.80 feet by said land of Tamposi to a point; Thence S

64° 44' 11" E, a distance of 20.82 feet by said land of Tamposi to a point; Thence S 42° 18' 10" E, a distance of 41.59 feet by said land of Tamposi to a point; Thence S 36° 42' 37" E, a distance of 29.92 feet by said land of Tamposi to a point; Thence S 38° 32' 48" E, a distance of 138.64 feet by said land of Tamposi and land of Boston and Maine Corporation to a point; Thence southeasterly along a curve to the left having a radius of 5762.65 feet, a delta angle of 06° 39' 25", and an arc distance of 669.53 feet by land of said corporation to a point; Thence N 77° 21' 33" E, a distance of 4.12 feet by land of said corporation to a point; Thence southeasterly along a curve to the left having a radius of 5758.53 feet, a delta angle of 05° 46' 20", and an arc distance of 580.13 feet by land of said corporation to a point; Thence S 18° 32'01" E, a distance of 821.17 feet by land of said corporation to a point at land of Merrimack 1994 Realty Trust; Thence S 77° 26' 19" W, a distance of 475.54 feet by said land of Merrimack 1994 Realty Trust to a point; Thence S 69° 44' 15" W, a distance of 150.00 feet by said land of Merrimack 1994 Realty Trust to a point at land of OCC Properties, LLC; Thence N 20° 15' 45" W, a distance of 240.41 feet by said land of OCC Properties, LLC to a point; Thence N 27° 30' 00" W, a distance of 134.35 feet by said land of OCC Properties, LLC to a point; Thence S 88° 00' 00" W, a distance of 269.35 feet by said land of OCC Properties, LLC to a point; Thence S 54° 20' 13" W, a distance of 33.86 feet by said land of OCC Properties, LLC to the point of beginning.
Containing 40.784 acres of land, more or less.
Lot 2E-6-1
Beginning at a point on the easterly side of Daniel Webster Highway, said point being a southwesterly corner of the property herein described at the Lot 2E-6; Thence northerly along a curve to the right having a radius of 22,798.31 feet, a delta angle of 00° 02' 31", and an arc distance of 16.64 feet by said highway to a point; Thence S 70° 07' 36" W, a distance of 89.00 feet by said highway to a point; Thence northerly along a curve to the right having a radius of 22,887.31 feet a delta angle of 00° 32' 53", and an arc distance of 218.88 feet by said highway to a point; Thence N 19° 19'31" W, a distance of 740.82 feet by said highway to a point; Thence N 36° 04' 57" E, a distance of 35.23 feet by said highway to a point; Thence N 19° 19' 31" W, a distance of 70.00 feet by said highway to a point; Thence N 49° 26' 20" W, a distance of 57.80 feet by said highway to a point; Thence N l9° 19' 31" W, a distance of 74.06 feet by said highway to appoint at land of Michael Michael Michelle Group, LLC; Thence N 69° 26' 55" E, a distance of 333.88 feet by said land of Michael Michael Michelle Group, LLC to a point at Lot 2E-6; Thence S l9° 20' 57" E, a distance of 181.12 feet by said Lot 2E-6 to a point; Thence S 70° 39' 03" W, a distance of 66.00 feet to said Lot 2E-6 to a point; Thence S l9° 20' 57" E, a distance of 405.66 feet by said Lot 2E-6 to a point; Thence N 70° 39' 03" E, a distance of 20.00 feet by said Lot 2E-6 to a point; Thence S 19° 20' 57" E, a distance of 100.00 feet by said Lot 2E-6 to a point; Thence S 70° 39' 03" W, a distance of 20.00 feet by said Lot 2E-6 to a point; Thence S 19° 20' 57" E, a distance of 564.70 feet by said Lot 2E-6 to a point; Thence westerly along a curve to the right having a radius of 75.00 feet, a delta angle of 7° 56' 54", and an arc distance of 10.40 feet by said Lot 2E-6 to a point; Thence S 88° 00'00" W, a; distance of 175.99 feet by said Lot 2E-6 to the point of beginning.
Containing 7.665 acres of land, more or less.

Together with the benefit of the non-exclusive rights and easements more particularly set forth in Declaration of Covenants, Easements, Conditions and Reservations With Respect to Property Owned by Nashua Corporation dated May 25, 1995, recorded in the Hillsborough County Registry of Deeds at Book 5634, Page 1189; as affected by Amendment and Partial Release of Declaration of Covenants, Easements, Conditions and Reservations With Respect to Property Owned by Nashua Corporation dated July 27, 2001, recorded in said Registry at Book 6462, Page 212.

LEGAL DESCRIPTION
(1200 State Fair Boulevard, Geddes, Onandaga County, New York)
Parcel I (Section 19 Block 2 Lots 7,8.1 & 11):
ALL that tract or parcel of land, situate in the Town of Geddes, County of Onondaga and State of New York, being part of Farm Lot 10 in said town, being part of Onondaga Salt Springs Reservation, and being more specifically described as follows:
BEGINNING at a point in the westerly line of lands of the former D.L. & W. Railroad (now Conrail) at the intersection of said westerly line with northerly line of a parcel of land conveyed to Niagara Mohawk Power Corporation and recorded in Book of Deeds 556 at Page 501 in the Onondaga County Clerk's Office; RUNNING THENCE South 58 degrees 1 l minutes 14 seconds West, a distance of 600.90 feet along the northerly line of said parcel conveyed to Niagara Mohawk Power Corporation to a point in the easterly line of a parcel appropriated by the State of New York and shown on Map 210 as Parcel 293 (1983 Appropriation); THENCE North 60 degrees 30 minutes 10 seconds West, a distance of 98.49 feet along the easterly line of said appropriation to an angle point; THENCE North 53 degrees 29 minutes 26 West, a distance of 115.09 feet along the easterly line of said appropriation to an angle point; THENCE North 64 degrees 46 minutes 46 seconds West, a distance of 116.00 feet along the easterly line of said appropriation to a point in the easterly line of another appropriation by the State of New York and shown on Map 1 22 as Parcel 164; THENCE North 48 degrees 05 minutes 22 seconds West, a distance of 267.24 feet along the easterly line of said Parcel 164 and along the easterly line of another parcel of land appropriated by the State of New York and shown on Map 7-C as Parcel 300 to the northeasterly corner of said Parcel 300 (said northeasterly corner being the southeasterly corner of a parcel of land conveyed by the State of New York to Penn Traffic Company and shown on Map 9-C as Parcel 303 and recorded in Book of Deeds 3978 at Page 97 in the Onondaga County Clerk's Office); THENCE South 29 degrees 56 minutes 25 seconds West, a distance of 74.00 feet along the southerly line of said Parcel 303 to the southwesterly corner thereof; THENCE on the following five (5) courses and distances along the westerly line of said Parcel 303:

1.	North 59 degrees 57 minutes 38 seconds West, a distance of 299.69 feet to an angle point;

2.	North 55 degrees 17 minutes 26 seconds West, a distance of 125.44 feet to an angle point;

3.	North 49 degrees 32 minutes 19 seconds West, a distance of 146.74 feet to an angle point;

4.	North 41 degrees 42 minutes 20 seconds West, a distance of 54.33 feet to an angle point; and

5.	North 19 degrees 35 minutes 08 seconds West, a distance of 23.00 feet to the northwesterly corner of said Parcel 303;
THENCE North 32 degrees 27 minutes 40 seconds East, a distance of 181.97 feet along the northerly line of said Parcel 303 to an angle point; THENCE North 59 degrees 02 minutes 52 seconds East, a distance of 34.13 feet along the northerly line of said Parcel 303 to the northeasterly corner thereof; THENCE South 40 degrees 17 minutes 18 seconds East, a distance of 43.00 feet along the easterly line of said Parcel 303 to a point in the southerly line of Walters Road, as widened by appropriations by the State of New York; THENCE North 56 degrees 07 minutes 19 seconds East, a distance of 190.53 feet along the southerly line of Walters Road, as widened, to an angle point; THENCE North 58 degrees 16 minutes 02 seconds East, a distance of 322.34 feet along the southerly line of Walters Road, as widened, to a point in the westerly line of lands of the former D. L. & W Railroad, now Conrail; THENCE South 51 degrees 45 minutes 41 seconds East, a distance of 1,223.00 feet along the westerly line of said railroad to the point of BEGINNING.
Parcel II (Section 19 Block 2 Lot 2.2):
ALL that tract or parcel of land, situate in the Town of Geddes, County of Onondaga and State of New York, being part of Subdivision No. 2 on the east half of Farm Lot No. 10 of the Onondaga Salt Springs Reservation, bounded as follows, viz:
BEGINNING at a point on the southwesterly sideline of Van Vleck Road, such point where said southwesterly sideline is intersected by the northeasterly sideline of the strip of land now or formerly of the Erie Lackawanna Railroad Co.; RUNNING THENCE along the boundary of said land now or formerly of the Erie Lackawanna Railroad Co., North 51 degrees 45 minutes 4 1 seconds West, a distance of 255.10 feet to a point; THENCE North 58 degrees 03 minutes 20 seconds East, a distance of 86.48 feet to a point in the southwesterly line of Van Vleck Road: THENCE South 31 degrees 56 minutes 40 seconds East along the southwesterly line of Van Vleck Road, a distance of 240.00 feet to the point and place of BEGINNING.
Parcel III (Section 17 Block 1 Lot 7.1):
ALL that tract or parcel of land, situate in the Town of Geddes, County of Onondaga, State of New York, being part of Farm Lot 7 of Town of Geddes, bounded on the south by Walters Road, on the east by the lands of the Delaware, Lackawanna Railroad and on the west and north by the lands of the State of New York, which lands are particularly bounded and described as follows:
BEGINNING at the intersection of the southerly line of the New York State Thruway, known as Interstate Route 90, and the easterly line of a parcel of land appropriated by the People of the State of New York for the widening of Route No. 48, State Highway No. 8496, shown as Parcel No. 20 on Map No. 19 filed in the Onondaga County Clerk's Office on June 19, 1961 in the Book of Deeds 2047 at Page 136, etc; RUNNING THENCE from the above mentioned point of beginning, North 77 degrees 37 minutes 19 seconds East along the southerly line of the New York State Thruway, a distance of 1,046.96 feet to the westerly line of the D.L. and W. Railroad: THENCE South 51 degrees 45 minutes 41 seconds East along the westerly line of lands of D.L. & W. Railroad, a distance of 348.37 feet to the northerly line of lands appropriated by the State of New York and shown as Parcel No. 170 on Map No. 127, filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 125, etc.; THENCE South 60 degrees 33 minutes 52 seconds West along the northerly line of said last mentioned appropriation, a distance of 470.1 1 feet to an angle point; THENCE North 83 degrees 23 minutes 44 seconds West along the northerly line of said last mentioned appropriation, a distance of 57.01 feet to an angle point; THENCE North 67 degrees 40 minutes 22 seconds West along the northerly line of a parcel of land appropriated by the State of New York and shown as Parcel No. 169 on Map No. 127, filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 125, etc., a distance of 168.71 feet to an angle point; THENCE South 79 degrees 18 minutes 30 seconds West along the northerly line of said last above-mentioned appropriation, a distance of 240.21 feet to the northwesterly corner of said last above-mentioned appropriation (said corner being located on the easterly line of a parcel of land owned by the State of New York and recorded in Book of Deeds 1744 at Page 140, etc. in the Onondaga County Clerk's Office on April 13, 1955); THENCE North 42 degrees 36 minutes 32 seconds West along the easterly line of the lands of the State of New York, a distance of 72.64 feet to an angle point; THENCE South 60 degrees 04 minutes 10 second West along the northerly line of lands of the State of New York, a distance of 12 1.42 feet to the southeasterly comer of a parcel of land appropriated by the State of New York and shown as Parcel No .20 on Map No 19, filed in the Onondaga County Clerk's Office on June 19, 1961 in Book of Deeds 2047 at Page 136, etc.; THENCE North 54 degrees 22 minutes 46 seconds West along the easterly line of the last above-mentioned appropriation, a distance of 349.00 feet to the southerly line of lands of the New York State Thruway, the point and place of BEGINNING.
EXCEPTING THEREFROM so much of the above described premises that was taken by The People of the State of New York by appropriation proceeding for project entitled "Route 48 Interchange and Connection F.A.I. 570, County of Onondaga, Town of Geddes" and shown as Parcel Nos. 195 and 196 on Map No. 144, for which a Notice of Appropriation dated October 29, 1970 was recorded on October 29, 1970 in Liber 2439 of Deeds, Page 34 and rerecorded with the Affidavits of Personal Service on December 18, 1970 in Liber 2442 of Deeds, Page 289.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof.

LEGAL DESCRIPTION
(133 Jackson Avenue, Ellicott, Erie County, New York)
ALL that tract or parcel of land, situate in the Town of Ellicott, County of Chautauqua and State of New York, being part of 1.01 No. 58, Township 2 and Range 11 of the Holland Land Company's Survey, and being further bounded and described as follows:
BEGINNING at a found Iron stake in the westerly line of Jackson Avenue, said iron stake being North 01 degree 02 minutes 00 seconds East 1,050.00 feet from the intersection of the old centerline of Fairmount Avenue (formerly Lakewood Road) and the westerly line of Jackson Avenue, said iron stake also being at the northeasterly corner of lands conveyed to Timothy W. Mara by warranty deed recorded August 2, 1984 in the Chautaugua County Clerk's Office in Liber 2016 of Deeds at Page 188; RUNNING THENCE North 88 degrees 59 minutes 20 seconds West along the northerly line of lands of said Mara, 200.00 feet to a found iron stake; THENCE continuing along the same course, North 88 degrees 59 minutes 20 seconds West, 527.85 feet to a found iron stake; THENCE continuing North 88 degrees 59 minutes 20 seconds West, 126.13 feet to a found iron stake in the centerline of Greene Avenue (undeveloped); THENCE North 04 degrees 06 minutes 32 seconds East along said centerline of Greene Avenue, 535.98 feet to a found iron stake in the southeasterly line of lands of Consolidated Rail Corporation (formerly Erie-Lackawanna Railroad right-of-way); THENCE North 57 degrees 07 minutes 00 seconds East along the said southeasterly line of Consolidated Rail Corporation, 175.85 feet to an iron stake; THENCE North 00 degrees 14 minutes 00 seconds West along an easterly line of lands of Consolidated Rail Corporation, 9.96 feet to an iron stake; THENCE South 88 degrees 58 minutes 00 seconds East along a southerly line of lands of Consolidated Rail Corporation, 42.06 feet to an iron stake; THENCE North 57 degrees 07 minutes 00 seconds East along the southeasterly line of lands of Consolidated Rail Corporation, 474.91 feet to a found iron stake; THENCE South 88 degrees 58 minutes 00 seconds East, 139.02 feet to a found iron stake; THENCE North 57 degrees 07 minutes 00 seconds East, 116.49 feet to an iron stake in the westerly line of Jackson Avenue (66.00 foot wide right-of-way), said iron stake being South 01 degree 02 minutes 00 seconds East 122.88 feet from a found iron stake at the intersection of the said westerly line of Jackson Avenue and the southeasterly line of lands of Consolidated Rail Corporation; THENCE South 01 degree 02 minutes 00 seconds West along the said westerly line of Jackson Avenue, 130.00 feet to a found iron stake; THENCE continuing along the same line, South 01 degree 02 minutes 00 seconds West, 100.00 feet to a found iron stake; THENCE continuing along the same line, South 01 degree 02 minutes 00 seconds West, 100.00 feet to a found iron stake; THENCE continuing along the same line, South 01 degree 02 minutes 00 seconds West, 61.80 to an iron stake; THENCE South 88 degrees 58 minutes 00 seconds East, 7.66 feet to an iron stake in the westerly line of Jackson Avenue (50.00 foot wide right-of-way); THENCE South 01 degree 02 minutes 00 seconds West along the westerly line of Jackson Avenue, 581.15 feet to the iron stake at the point or place of BEGINNING.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof.

LEGAL DESCRIPTION
(3407 Walters Road, Van Buren, Onandaga County, New York)
ALL that tract or parcel of land, situate in the Town of Van Buren, County of Onondaga and State of New York and being a portion of Farm Lot #43 in said town and being more particularly described as follows:
BEGINNING at the intersection of the present southerly right of way line of lands of the New York State Thruway with the present westerly right of way line of Winchell Road; RUNNING THENCE South 15 degrees 40 minutes 08 seconds West, along said westerly line of Winchell Road, a distance of 182.18 feet to a point of curvature in said westerly line; THENCE southerly, along said westerly line of Winchell Road, on a curve to the left, said curve having a radius of 494.75 feet, a distance of 117.52 feet to its intersection with the northerly line of property now or formerly owned by J.A. Winchell, as recorded in the Onondaga County Clerk's Office in Liber of Deeds 2243, Page 1; THENCE North 74 degrees 13 minutes 45 seconds West, along said northerly line of said Winchell property, a distance of 502.48 feet to the northwesterly corner of said Winchell property; THENCE South 14 degrees 44 minutes 37 seconds West, along the westerly line of said Winchell property, a distance of 386.10 feet to the southwesterly corner of said Winchell property; THENCE South 73 degrees 47 minutes 37 seconds East, along the southerly line of Winchell property, a distance of 357.32 feet to the northwesterly corner of property now or formerly owned by C. Monette, as recorded in the Onondaga County Clerk's Office in Liber of Deeds 3296, Page 124; THENCE South 07 degrees 17 minutes 37 seconds East, along the westerly line of said Monette property and the westerly line of property now or formerly owned by D.P. Kolceski, as recorded in the Onondaga County Clerk's Office in Liber of Deeds 3249, Page 160, a distance of 1,134.66 feet to its intersection with the northerly right of way line of Walters Road; THENCE North 73 degrees 47 minutes 37 seconds West, along said northerly line of Walters Road, a distance of 239.40 feet to a point of curvature in said northerly line; THENCE westerly, along said northerly line of Walters Road, on a curve to the left, said curve having a radius of 1,724.00 feet, a distance of 263.33 feet to a point of tangency in said northerly line; THENCE North 82 degrees 32 minutes 43 seconds West, along the northerly line of said Walters Road, a distance of 857.15 feet to the northwesterly corner of said Walters Road and lands now or formerly of Humphrey; THENCE North 16 degrees 30 minutes 17 seconds East, along said easterly line of Humphrey property, a distance of 501.94 feet to the northeasterly corner of said property; THENCE North 73 degrees 29 minutes 43 seconds West, along the northerly line of said Humphrey property and the northerly line of property now or formerly owned by S & J Brykarz, as recorded in the Onondaga County Clerk's Office in Liber of Deeds 2448, Page 41 8, a distance of 500.00 feet to its intersection with the westerly line of Farm Lot #43 and the northwesterly corner of said Brykarz property; THENCE North 16 degrees 30 minutes 17 seconds East, along said westerly line of Farm #43, a distance of 1,106.76 feet to its intersection with said southerly line of said New York State Thruway; THENCE South 83 degrees 52 minutes 46 seconds East, along said southerly line of said New York State Thruway, a distance of 1,530.3 1 feet to the place of BEGINNING.
Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof.
LEGAL DESCRIPTION

(Shaffer Road & Route 255, DuBois, Clearfield County, Pennsylvania)
ALL THOSE CERTAIN pieces or parcels of land SITUATE, lying and being in the City of Dubois, Clearfield County, Pennsylvania, being bounded and described, as follows, to wit:-
THE FIRST THEREOF:
BEGINNING at an iron pipe, said iron pipe being at the intersection of the Southerly Right of Way line of the Pennsylvania Railroad and the Westerly legal Right of Way line of State Route No. 402, a/k/a Shaffer Road or State Route No. 4017; THENCE by the Westerly legal Right of Way line of State Route No. 402, the following courses and distances: South 24 degrees 45 minutes 46 seconds West 170.37 feet to a point; THENCE North 65 degrees 14 minutes 4 seconds East, 10 feet to a point; THENCE South 24 degrees 45 minutes 46 seconds West, 151.39 feet to a point; THENCE by the Northerly line of the Pennsylvania Electric Company, North 65 degrees 11 minutes West, 239.81 feet to an iron pipe, THENCE by line of land of the City of Dubois, North 69 degrees 36 minutes West 946.42 feet to an iron pipe; THENCE still by same North 20 degrees 24 minutes East 820.57 feet to an iron pipe in the Southerly Right of Way line of the Pennsylvania Railroad; THENCE by the Southerly Right of Way line of the Pennsylvania Railroad, South 69 degrees 36 minutes East 83.16 feet to an iron pipe; THENCE still by same South 68 degrees 38 minutes East 1165.04 feet to an iron pope and the place of BEGINNING.
THE SECOND THEREOF:
BEGINNING at an Iron pipe in the Southerly Right of Way of the Pennsylvania Railroad, said point being the Northwest corner of a 23 acre parcel belonging to the Penn Traffic Company-Riverside Division; THENCE South 20 degrees 24 minutes West 130 feet along Westerly line of Penn Traffic property; THENCE North 53 degrees 29 minutes 12 seconds West, 468.4 feet to a point on Southerly Right of Way line of the Pennsylvania Railroad; THENCE South 69 degrees 36 minutes East 450 feet along same Right of Way to an iron pipe and the place of BEGINNING.
THE THIRD THEREOF:
BEGINNING at an iron pin, said iron pin being the Southwest corner of the existing property at the Riverside Division of the Penn Traffic Co.; thence by the Southerly line of the property of the Riverside Division of the Penn Traffic Co.; property, South 69 degrees 36 minutes East, 410.0 feet to a point; thence turning to the right along lands of the City of Dubois, South 20 degrees 24 minutes West, 238.11 feet to a point on the Northerly Right of Way line of Beaver Drive; thence by the Northerly right of Way line of Beaver Drive, North 63 degrees 39 minutes 50 seconds West 412.12 feet to an iron pin; thence turning to the right by other lands of the City of Dubois, North 20 degrees 24 minutes East, 195.48 feet to an iron pin and place of BEGINNING.
The above property descriptions are in accordance with the Survey of Lee-Simpson Associates, Inc., dated April 21, 199, last revised on June 2, 1999, and designated as File No. 39915021.
ALSO DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN lot or parcel of ground SITUATE in the City of Dubois, County of Clearfield, State of Pennsylvania, bounded and described as set forth in that certain ALTA/ACSM Land Title Survey prepared by Merlyn J. Jenkins & Associates, Inc., Pottsville, PA., Drawing No. SK-2463, dated 6/21/2007, as follows:

BEGINNING at a point located on the North right-of-way line of Beaver Drive, said point being situate North sixty-three degrees thirty-nine minutes and fifty seconds West, a distance of seven hundred fifty-six and eighty-five hundredths feet (756.85') from a point located at the intersection of the West right-of-way line of Shaffer road, Route 4017 (State Route 4020 with the aforementioned North right-of-way line of Beaver Drive; THENCE FROM THE PLACE OF BEGINNING along the aforementioned North right-of-way line of Beaver Drive, North sixty-three degrees thirty-nine minutes and fifty seconds West, for a distance of four hundred twelve and twenty-one hundredths feet (412.21') to a point; thence North twenty degrees twenty-four minutes and no seconds East, for a distance of eight hundred eighty-six and five hundredths feet (886.05') to a point; thence North fifty-three degrees twenty-nine minutes and twelve seconds West, for a distance of four hundred sixty-eight and forty hundredths feet (468.40') to a point; thence, South sixty-nine degrees thirty-six minutes and no seconds East, for a distance of five hundred thirty-three and sixteen hundredths feet (533.16') to a point; thence, South sixty-eight degrees thirty-eight minutes and no seconds East, for a distance of one thousand one hundred sixty-five and three hundredths feet (1,165.03') to a point; thence along the aforementioned West right-of-way line of Shaffer Road, Route 4017 (State Route 402), the following five (5) curses and distances:

1.	South twenty-four degrees forty-five minutes and forty-six seconds West, for a distance of one hundred seventy and thirty-seven hundredths feet (170.37’) to a point;

2.	North sixty-five degrees fourteen minutes and fourteen seconds West, for a distance of ten and no hundredths feet (10.00') to a point;

3.	South twenty-four degrees forty-five minutes and forty-six seconds, for a distance of five hundred and no hundredths feet (500.00') to a point;

4.	South sixty-five degrees fourteen minutes and fourteen seconds East, for a distance of ten and no hundredths feet (10.00') to a point;

5.	South twenty-four degrees forty-five minutes and forty-six seconds West, for a distance of one hundred fifty-one and thirty-nine hundredths feet (151.39') to a point;
thence, North sixty-five degrees eleven minutes and no seconds West, for a distance of two hundred thirty-nine and eighty-one hundredths feet (239,81') to a point; thence. North sixty-nine degrees thirty-six minutes and no seconds West, for a distance of five hundred thirty-six and forty-two hundredths feet (536.42') to a point; thence. South twenty degrees twenty-four minutes and no seconds West, for a distance of two hundred thirty-eight and eleven hundredths feet (238.11') to the place of BEGINNING.
CONTAINING 1,103,534.28 Square feet (25.334 Acres).
Being the same premises which Equity Industrial PT Limited Partnership, a Massachusetts limited partnership by Deed dated 8/1/2007; effective 8/8/2007 and recorded 9/11/2007, in Clearfield County, as Instrument No. 200714997, granted and conveyed unto National Industrial Portfolio Borrower, LLC, a Delaware limited liability company, in fee.

LEGAL DESCRIPTION
(851 Beaver Drive, DuBois, Clearfield County, Pennsylvania)
ALL THAT CERTAIN lot or piece of land In the City of DuBois, Clearfield County, Pennsylvania, bounded and described as follows, to wit-:
BEGINNING at a point on the Northerly right of way line of Beaver Drive, said point being 2275.10 feet from the intersection of the right of way line of Beaver Drive and the right of way line of Shaffer Road(L.R. 402); thence by land of the City of DuBois and by a line parallel with the Western line of a parcel of land conveyed by the city of DuBois so the S. V. Corporation, now The Penn Traffic Company and recorded in Deed Book Volume 536 page 524, North 20 degrees 24 minutes 00 seconds East, 247.67 feet to a point; thence by other land of the City of DuBois; and a line generally parallel with the Southern right-of-way line of the Consolidated Rail Corp., North 69 degrees 36 minutes 00 seconds West, 450.00 feet to a point thence by land of the City of DuBois and a line parallel with the Western line of the S.V, Corporation, now The Penn Traffic Company, North 20 degrees 24 minutes 00 seconds East 854.38 feet to a point on the Southern right of way line of the Consolidated Rail Corp.; thence by the Southern right of way line of the Consolidated Rail Crop., by a chord through a 2 degrees 01 minutes 54 seconds curve to the right. South 71 degrees 33 minutes 46 seconds East, 193.16 feet to the P.T. of said curve, said point being 45.14 feet from the centerline of the Consolidated Rail Corp., right of way; thence by the Consolidated Rail Corp., right of way, South 69 degrees 36 minutes 00 seconds East 905.64 feet to the Northwest corner of a parcel of land conveyed by the City of DuBois to the Penn Traffic Company and recorded in Deed book volume 769 page 114; thence by the Southern line of said parcel, South 53 degrees 29 minutes 12 seconds East 468.40 feet to a point on the western line of land of the S.V. Corporation, now The Penn Traffic Company; thence by the Western line of said parcel, South 20 degrees 24 minutes 00 seconds West 731.00 feet to a point at the Northeast comer of other land of the City of DuBois, said point also being North 20 degrees 24 minutes 00 seconds East 150.00 feet from the n northern right of way of Beaver Drive; thence by the North line of land of the city of DuBois and a line parallel with the Southern right of way line of the Consolidated Rail Corp., North 69 degrees 36 minutes 00 seconds West 1018.68 feet to a point; thence by the line of land of the City of DuBois and a line parallel with the Western line of the S.V. Corporation, now The Penn Traffic Company, South 20 degrees 24 minutes 00 seconds West 238.23 feet to a point on the Northern right of way line of Beaver Drive; thence by the right of way line of Beaver Drive, North 76 degrees 19 minutes 26 seconds West 80.56 feet to the place of BEGINNING.
ALSO BEING MORE PARTICULARLY BOUNDED AND DESCRIBED, AS FOLLOWS:
ALL THAT CERTAIN lot or parcel of ground SITUATE in the City of DuBois, County of Clearfield, State of Pennsylvania, bounded and described as set forth in that certain ALTA/ACSM Land Title Survey prepared by Merlyn J. Jenkins & Associates, Inc., Pottsville, PA., Drawing No. SK-2462, dated 6/21/2007, as follows:
BEGINNING at a point located on the North right-of-way line of Beaver Drive, said point being situate two thousand one hundred ninety-four and fifty-four hundredths feet (2,194.54') from a point located at the intersection of the West right-of-way line of Shaffer Road with the aforementioned North right-of-way line of Beaver Drive; THENCE FROM THE PLACE OF BEGINNING along the aforementioned North right-of-way line of Beaver Drive, North seventy-six degrees nineteen minutes and twenty-six seconds West, for a distance of eighty and fifty-six hundredths feet (80.56') to a point; thence North twenty degrees twenty-four minutes and no seconds East, for a distance of two hundred forty-seven hundredths feet (247.67') to a point; thence. North sixty-none degrees thirty-six minutes and no seconds West, for a distance of four hundred fifty and no hundredths feet (450.00') to a point; thence, North twenty degrees twenty-four minutes and no seconds East,, for a distance of eight hundred fifty-four and thirty-eight hundredths feet (854.38") to a point; thence around a curve having an angle of three degrees fifty-five minutes and thirty-one seconds, a radius of two thousand eight hundred twenty and no hundredths feet (2,820.00'), a tangent of ninety-six and sixty-four hundredths feet (96,64'), an arc of one hundred ninety-three and twenty hundredths feet (193.20'), for a chord course of south seventy-one degrees thirty-three minutes and forty-one seconds East, for a chord distance of one hundred ninety-three and sixteen hundredths feet (193.16') to a point; thence, South sixty-nine degrees thirty-six minutes and no seconds East, for a distance of nine hundred five and sixty-four hundredths feet (905.64') to a point; thence, South fifty-three degrees twenty-nine minutes and twelve seconds East for a distance of four hundred sixty-eight and forth hundredths feet (468.40') to a point; thence, South twenty degrees twenty-four minutes and no seconds West, a distance of seven hundred thirty-one and no hundredths feet (731.00') to a point; thence. North sixty-nine degrees thirty-six minutes and no seconds West, for a distance of one thousand eighteen and sixty-eight hundredths feet (1,018.68') to a point; thence, South twenty degrees twenty-four minutes and no seconds West, fro a distance of two hundred thirty-eight and twenty-three hundredths feet (238.23') to the place of BEGINNING.
CONTAINING 1,323,175.79 Square Feet (30.376 Acres).
Being the same premises which Equity Industrial PT Limited Partnership, a Massachusetts limited partnership, by Deed dated 8/1/2007, effective 8/8/2007 and recorded 9/11/2007, in Clearfield County in Instrument No. 200715001, granted and conveyed unto National Industrial Portfolio Borrower, LLC, a Delaware limited liability company, in fee.

LEGAL DESCRIPTION
(2200 South Business 45, Corsicana, Navarro County, Texas)
All of that certain tract of land situated in the Charles L. Harr Survey, A-359, George W. Muse Survey, A-549, and the William Hamilton Survey, A-373, containing approximately 138.36 acres, in the City of Corsicana, Navarro County, Texas, and being more fully described as follows:
Tract I:
All of that certain tract of land situated in the Charles L. Han Survey, Abstract No. 359, George W. Muse Survey, Abstract No. 549, and the William Hamilton Survey, Abstract No. 373 in the City of Corsicana, Navarro County, Texas and being more particularly described as follows:
BEGINNING at an iron pin set in concrete in the southwest corner of said Harr Survey, said point also being the southwest corner of that certain 110.64 acre tract conveyed to Walter Beaton by deed recorded in Volume 253, Page 55 of the Deed Records of Navarro County, said point also being the southeast corner of said Muse Survey, said point also being N 59 deg. 33 min. East, 1644.47 feet from an iron pin for the southwest corner of a 23.6 acre tract conveyed to Whiteselle Brick and Lumber Company from J.F. Thompson, et ux, as recorded in Volume 130, Page 503 of the Deed Records of Navarro County; THENCE S 62 deg. 30 min. 30 sec. West, 1594.28 feet along an old fence line to an iron pin in the east line of the Southern Pacific Railroad; THENCE N 3 deg. 15 min. East, 1553.14 feet along said East line and an old fence line and the west line of said 23.6 acre tract to an iron pin for corner; THENCE S 86 deg. 45 min. East, 5.0 feet to an iron pin at an offset in said East line; THENCE N 3 deg. 15 min. East, 300.0 feet along said east right-of-way Line to an iron pin for corner; THENCE S 86 deg. 45 min. East, 20.0 feet to an iron pin for corner; THENCE N 3 deg. 15 min. East, 479.10 feet, 20.0 feet from and parallel to said right-of-way line to a point in the centerline of a tributary of Mesquite Creek; THENCE S 86 deg, 45 min. East, 144.69 feet along said centerline to a point in the centerline of Mesquite Creek; THENCE Northeasterly along the centerline of said creek and along a curve to the right having a central angle of 24 deg. 27 min., a radius of 550.0 feet, a tangent length of 119.17 feet, an arc length of 234.70 feet; THENCE N 61 deg. 50 min. East, 352.57 feet along said centerline to the point of curvature of a curve to the left; THENCE Northeasterly along said centerline and along a curve to the left having a central angle of 29 deg. 25 min., a radius of 1142.85 feet, a tangent length of 300.0 feet and an arc length of 586.76 feet; THENCE N 32 deg. 25 min. East, 499.26 feet along said centerline to a point for corner; THENCE N 60 deg. 12 min. East, 348.15 feet along said centerline to a point for corner; THENCE N 62 deg. 37 min. East, 187.49 feet along said centerline to a point for corner; THENCE S 30 deg. 58 min. East, 35.42 feet to an iron pin for corner on the South bank of Mesquite Creek; THENCE S 25 deg. 45 min. East, 123.37 feet, 30.0 feet from and parallel to an old fence for the east line of said 11 0.64 acre tract to an iron pin for corner; THENCE S 30 deg. 58 min. East, 1956.08 feet continuing along and parallel to said east line to an iron pin for corner; THENCE S 1 deg. West, 20.0 feet, 30.0 feet from and parallel to the west right-of-way Line of U.S. Highway 75 to an iron pin for corner; THENCE S 89 deg. East, 30.0 feet to an iron pin in said right-of-way line; THENCE S 1 deg. West, 133.95 feet along said right-of-way line to an iron pin in the north line of a Magnolia Pipe Line Company easement (60 feet); THENCE S 68 deg. 36 min. West, 29.49 feet along said north line to an iron pin for an angle point in said Line; THENCE S 55 deg. 49 min. West, 811.13 feet along said north line to an angle point in said line; THENCE S 59 deg. 51 min. West, 17.20 feet along said north line to an iron pin in the west line of a 7.5 acre tract conveyed to Walter Beaton by deed as recorded in Volume 288, Page 365 of the Navarra County Deed Records; THENCE N 30 deg. 27 min. West, 15.84 feet along said west line to an iron pin set in concrete for the northwest corner of said 7.5 acre tract; THENCE S 59 deg. 33 min. West, 1069.05 feet along the south line of said 110.64 acre tract to the Place of Beginning and containing approximately 138.307 acres of land.
Tract 2:
All that certain lot, tract, or parcel of land lying in and being situated in Navarro County, Texas and being a part of the Charles L. Harr Survey, (abstract No. 359) and being a part of a called 33.16 acre tract as described in deed from Mrs. Gert Hickey to V.V. Flanagan and recorded in Volume 671, Page 91 of the Deed of Records of Navarro County, Texas and being more particularly described as follows:
BEGINNING at an iron pin which bears S 30 deg. 58 min. E, 26.20 feet from an iron pin set in concrete, said iron pin in concrete being in the west line of the Hickey Tract; THENCE N 89 deg. E., 30.56 feet to an iron pin in the west right-of-way line of U.S. Highway 75; THENCE S 1 deg. W, 50 feet along the west right-of-way line of said highway to an iron pin for corner, said point being the southern most point of the aforesaid 33.16 acre tract; THENCE N 30 deg. 58 min. W, 57.68 feet along the west line of the Hickey Tract to the Point of Beginning and containing approximately 0.01 8 acres.
TRACT 1 AND 2 ALSO DESCRIBED AS FOLLOWS:
A11 that certain lot, tract, or parcel of land situated in the G.W. Muse Survey Abstract 549 and the Charles L. Harr Survey Abstract 359, Navarro County, Texas, and being all of Lot 1, Block 1338 of the Walter Peterstone Park to the City of Corsicana as shown by plat recorded in Volume 6, Page 49 of the Plat Records of Navarra County, Texas. Said tract or parcel of land being more fully described by metes and bounds as follows:
BEGINNING on a found 5/8- iron rod for the southeast corner of this tract and the southeast corner of the above mentioned Lot, 1 located on the west ROW of US. Highway No. 175; THENCE with the south line of this tract as follows: S 68 degrees 36 minutes 00 seconds W 29.50 feet to a found 5/8-inch iron rod, S 55 degrees 49 minutes 00 seconds W 81 1.31 feet to a found 1/2- iron rod, S 60 degrees 34 minutes 56 seconds W 17.22 feet to a found 1/2-inch iron rod, N 31 degrees 13 minutes 42 seconds W 15.46 feet, S 59 degrees 34 minutes 04 seconds W 1069.10 feet to a found 5/8-inch iron rod and S 62 degrees 31 minutes 34 seconds W 1594.36 feet to a found 5/8-inch iron rod for the southwest corner of this tract and said Lot I located on the east line of the Southern Pacific Railroad; THENCE with said east line and the west line of this tract as follows: N 03 degrees 16 minutes 04 seconds E 1553.21 feet to a found 1/2-inch iron rod, S 89 degrees 05 minutes 47 seconds E 4.84 feet to a found 10-inch iron rod and N 03 degrees 15 minutes 00 seconds E 300.07 feet to a found 5/8-inch iron rod for an ell corner of this tract; THENCE continuing with the west line of this tract S 86 degrees 45 minutes 00 seconds E

20.00 feet to a found 5/8-inch iron rod and N 03 degrees 15 minutes 00 seconds E 479.21 feet to the northwest corner of this tract and said Lot 1; Witness: S 86 degrees 45 minutes 00 seconds E 25.0 feet, a found 5/8-inch iron rod; THENCE with the north line of this tract generally along the course of Mesquite Creek as follows: S 86 degrees 45 minutes 00 seconds E 144.72 feet to a found 5/8-inch iron rod for the beginning of a curve to the right; Along said curve having a Delta Angle of 24 degrees 26 minutes 59 seconds, a Radius of 550.12 feet, a Chord of N 49 degrees 36 minutes 30 seconds E 232.98 feet for a Length of 234.75 feet to the end of this curve; N 61 degrees 50 minutes 00 seconds E 352.65 feet to the beginning of a curve to the left; Along said curve having a Delta Angle of 29 degrees 25 minutes 00 seconds, a Radius of 1143.10 feet, a Chord of N 47 degrees 07 minutes 30 seconds E 580.47 feet for a Length of 586.89 feet to the end of this curve; N 32 degrees 25 minutes 00 seconds E 499.37 feet and N 60 degrees 12 minutes 00 seconds E 348.23 feet, and N 62 degrees 37 minutes 00 seconds E 187.5.3 feet to the northeast corner of this tract and said Lot 1; THENCE with the east line of this tract as follows: S 30 degrees 58 minutes 00 seconds E 35.43 feet to a found 5/8-inch iron rod, S 25 degrees 45 minutes 00 seconds E 123.40 feet to a found 5/8-inch iron rod, S 30 degrees 58 minutes 00 seconds E 1956.52 feet to a found 5/8-inch iron rod, S 01 degrees 00 minutes 00 seconds W 20.00 feet to a found 5/8-inch iron rod, S 89 degrees 00 minutes 00 seconds E 30.01 feet to a found 5/8-inch iron rod located on said west ROW of US. Highway No. 175 and S 01 degrees 00 minutes 00 seconds W 133 98 feet to the place of beginning and containing 138.36 acres.

LEGAL DESCRIPTION
(9700 W. Gulf Bank Road, Houston, Harris County, Texas)
TRACT I: FEE SIMPLE
Being a tract or parcel of land containing 29.2769 acres, located in the W. K. Hamblin Survey A-317, Harris County, Texas, said 29.2769 acres more particularly being Unrestricted Reserve "B" of Brookhollow/West, Section 2 Replat, a Subdivision recorded in Volume 221, Page 33, Harris County Map Records, and Unrestricted Reserve "C", Block 3, of Brookhollow/West, Section 3, a Subdivision of record in Volume 211, Page 55, Map Records, Harris County, Texas, said 29.2759 acres being more particularly described by metes and bounds as follows (all bearings referenced to the Texas Coordinate System, South Central Zone):
BEGINNING at the Southeast corner of aforementioned Block 3, being in the West line of Gessner Road (100.00 feet wide); THENCE with said West line, N 02 degrees 13 minutes 19 seconds W, a distance of 631.15 feet to a point for corner, the beginning of a curve; THENCE 39.48 feet along the arc of a curve to the left having a chord which bears N 46 degrees 58 minutes 51 seconds W, a chord length of 35.50 feet, a radius of 25.00 feet, and a central angle of 90 degrees 28 minutes 56 seconds, to a point of tangency in the South line of Brookriver Drive (60.00 feet wide); THENCE S 88 degrees 15 minutes 37 seconds W, a distance of 225.64 feet to a point for corner, the beginning of a curve; THENCE 547.38 feet along the arc of a curve to the left having a chord, which bears S 82 degrees 33 minutes 28 seconds W, a chord length of 546.47 feet, a radius of 2750.00 feet, and a central angle of 11 degrees 24 minutes 16 seconds to a point of tangency; THENCE S 76 degrees 51 minutes 20 seconds W, a distance of 123.43 feet to a point for corner, the beginning of a curve; THENCE 205.03 feet along the arc of a curve to the right having a chord which bears S 89 degrees 37 minutes 28 seconds W, a chord length of 203.34 feet, a radius of 460.00 feet, and a central angle of 25 degrees 32 minutes 16 seconds to a point, the beginning of a curve; THENCE 36.43 feet along the arc of a curve to the left having a chord which bears S 60 degreed 38 minutes 56 seconds W, a chord length of 33.29 feet, a radius of 25.00 feet, and a central angle of 83 degrees 29 minutes 18 seconds to a point of tangency, in the Easterly line of Empire Central Drive (60 00 feet wide); THENCE S 18 degrees 54 minutes 17 seconds W a distance of 548.13 feet to a point for corner, the beginning of a curve; THENCE 413.24 feet along the arc of a curve to the left having a chord which bears S 15 degrees 55 minutes 22 seconds W, a chord length of 413.05 feet, a radius of 3970.00 feet, and a central angle of 5 degrees 57 minutes 50 seconds to a point, the beginning of a curve; THENCE 41.02 feet along the arc of a curve to the left having a chord which bears S 34 degrees 03 minutes 46 seconds E, a chord length of 36.57 feet, a radius of 25.00 feet, and a central angle of 94 degrees 00 minutes 25 seconds to a point, the beginning of a curve to the North line of Gulf Bank Drive (100.00 feet wide); THENCE 727.21 feet along the arc of a curve to the left having a chord which bears N 88 degrees 15 minutes 01 seconds E, a chord length of 723.01 feet, a radius of 1950.00 feet, and a central angle of 21 degrees 22 minutes 02 seconds to a point of tangency; THENCE N 77 degrees 33 minutes 59 seconds E, a distance of 357.41 feet to a point for corner, the beginning of a curve; THENCE 361.62 feet along the arc of a curve to the right having a chord which bears N 80 degrees 07 minutes 20 seconds E, a chord length of 361.50 feet, a radius of 4050.00 feet, and a central angle of 05 degrees 06 minutes 57 seconds to a point, the beginning of a curve; THENCE 37.05 feet along the arc of a curve to the left having a chord which bears N 40 degrees 13 minutes 50 seconds E, a chord length of 33.75 feet, a radius of 25.00 feet, and a central angle of 84 degrees 54 minutes 15 seconds to a point of tangency, in aforementioned West line of Gessner Road; THENCE N 02 degrees 13 minutes 19 seconds W, a distance of 227.88 feet to the
POINT OF BEGINNING and containing 29.2769 acres of land.
SAVE & EXCEPT
Being 6.8029 acres (299,820 square feet) in the W.K. Hamblin Survey, Abstract Number 317, Harris County, Texas, being out of Unrestricted Reserve "B", Block 3 of Replat of Brookhollow West, Section Two as recorded in Volume 221, Page 33 of the Map Records of Harris County, Texas and out of Unrestricted Reserve "C", Block 3 of Brookhollow West, Section Three as recorded in Volume 211, Page 55 of the Map Records of Harris County, Texas and being more particularly described as follows:
BEGINNING at a 5/8 inch iron rod found at the Southwesterly end of the cutback at the intersection of the West line of Gessner Road (100 feet wide) with the North line of West Gulf Bank (100 feet wide); THENCE along the North line of left, having a radius of 4,050 feet, a central angle of 04 degrees 17 minutes 51 seconds and a chord of South 80 degrees 32 minutes 01 seconds West, 303.70 feet, and length of 303.77 feet to an “X” found in concrete; THENCE North 02 degrees 12 minutes 09 seconds West, a distance of 207.66 feet to an “X” found in concrete; THENCE South 87 degrees 47 minutes 51 seconds West, a distance of 4.00 feet to an “X” found in concrete; THENCE North 02 degrees 05 minutes 36 seconds West, a distance of 106.74 feet to an “X” found in concrete; THENCE North 87 degrees 51 minutes 26 seconds East, a distance of 4.00 feet to an "X” found in concrete; THENCE North 02 degrees 08 minutes 34 seconds West, a distance of 634.61 feet to a 5/8 inch iron rod found in the South line of Brookriver Drive (60 feet wide); THENCE along the South line of said Brookriver Drive and along a curve to the right, having a radius of 2,750.00 feet, a central angle of 01 degrees 30 minutes 19 seconds and a chord of North 87 degrees 30 minutes 28 seconds East, 72.21 feet, and arc length of 72-24 feet to a found 5/8 inch iron rod; THENCE North 88 degrees 15 minutes 37 seconds East, continuing along the South line of said Brookriver Drive, a distance of 225.64 feet to a 5/8 inch iron rod found at the Northwesterly end of the cutback at the intersection of the South line of said Brookriver Drive with the West line of said Gessner Road; THENCE along said cutback and along a curve to the right, having a radius of 25.00 feet, a central angle of 90 degrees 29 minutes 23 seconds and a chord of South 46 degrees 58 minutes 32 seconds East, 35.51 feet, and an arc length of 39.48 feet to a 5/8 inch iron rod set in the West line of said Gessner Road; THENCE South 02 degrees 13 minutes 19 seconds East along the West line of said Gessner Road, a distance of 859.03 feet to a 3/4 inch iron rod found at the Northwesterly end of the cutback at the intersection of the West line of said Gessner Road with the North line of said West Gulf Bank; THENCE along said cutback and along a curve to the right, having a radius of 25.00 feet, a central angle 84 degrees 55 minutes 30 seconds and a chord of South 40 degrees 13 minutes 51 seconds West, 33.76 feet, and arc length of 37.06 feet to the POINT OF BEGINNING and containing 6.8829 acres (299,820 square feet) of land.
ALSO BEING DESCRIBED AS

All that certain 22.3938 acres of land out of the W. K. Hamblin Survey, A-317, Harris County, Texas and being a portion of Restricted Reserve B, Block 3, Brookhollow/West, Section Two Replat according the plat thereof filed at Volume 221, Page 33, Harris County Map Records and being a portion of Unrestricted Reserve C, Block 3, Brookhollow/West, Section Three according the plat thereof filed at Volume 211, Page 55 Harris County Map Records, and being more particularly described by metes and bounds as follows all bearings being on said record plat:
BEGINNING at a set 5/8 inch iron rod with cap marking the westerly cutback corner at the intersection of the east right-of-way line of Empire Central Drive (60' wide) with the northerly right-of-way line West Gulf Bank Drive (100' wide) and marking a point on curve to the right having a central angle of 05 deg. 57 min 50 sec., and a radius of 3970.00 feet and a Chord which bears N 15 deg. 55 min- 22 sec. E-413.05 feet; THENCE, with said curve to the right and said east right-of-way line an arc distance of 413.24', to a found 5/8 inch iron rod marking the Point of Tangency; THENCE, N 18 deg. 54 min. 17 sec. E 548.13 feet, continuing with said east right-of-way line to a found 5/8 inch iron rod for Point of Curvature of a curve to the right having central angle of 83 deg. 29 min. 15 sec., a radius of 25.00 feet and a Chord which bears N 60 deg. 38 min, 56 sec. E 33.29 feet; THENCE, with the curved cutback corner at the intersection of the said easterly right-of way line Empire Central Drive with the south right-of-way line of Brookriver Drive (60' wide), for an Arc distance of 36.43 feet, to a set 518 inch iron rod with cap for point on a curve to the left, having a central angle of 25 deg. 32 min. 17 sec. a radius 460.00 feet and a Chord which bears N 89 deg. 37 min. 20 sec. E 203.34 feet; THENCE, with said curve and said south right-of-way line an Arc distance of 205.03 feet, to a set "x” in concrete for Point of Tangency; THENCE, N 76 deg. 51 min. 20 sec. E-123.43, continuing with the said south right-of-way line to set 5/8 inch iron rod with cap for Point of Curvature of a curve to the right having a central angle of 09 deg. 53 min. 57 sec., a radius of 2750.00 and a Chord which bears N 81 deg. 48 min. 19 sec. E 474.53 feet; THENCE, with said curve to the right and continuing with said south right-of-way line an arc distance of 475.13 feet, to a found 1/2 inch iron rod for corner; THENCE, with the west line of a called 6.8829 acre tract described in a deed dated 0511212006 from Midway Gessner Partners, L.P. to Weatherford Artificial Lift Systems, Inc. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. 2295237, Film Code No. RP 021-76-2930, the following courses and distances; S 02 deg. 08 min. 34 sec. E 634.61 feet to a set "x" in concrete for corner; S 87 deg. 51 min. 26 sec. W 4.00 feet to a set "x" in concrete for corner; S 02 deg. 05 min. 52 sec. E 106.74 feet to a set "x" in concrete for corner; N 87 deg. 47 min. 51 sec. E 4.00 feet to a set "x" in concrete for corner; S 02 deg. 12 min. 09 sec. E 207.66 feet to a set "x" in concrete for a point on curve to the left having a central angle of 00 deg. 49 min. 06 sec,, a radius of 4050.00 feet and a Chord which bears S 77 deg. 58 min. 32 sec. W 57.05 feet; THENCE, with said curve to the left and aforementioned north right-of-way line of West Gulf Bank Drive an arc distance of 57.85 feet, to a set 5/8 inch iron rod with cap for Point of Tangency; THENCE, S 77 deg. 33 min. 59 sec. W 357.41 feet, continuing with said north right-of way line to a set 5/8 inch iron rod with cap for Point of Tangency of a curve to the right having a central angle of 21 deg. 22 min. 03 sec., a radius of 1950.00 and a Chord which bears S 88 deg. 15 min. 01 sec. W 723.01 feet; THENCE, with said curve to the right and continuing with said north right-of-way line, an arc distance of 727..22 feet, to a set 5/8 inch iron rod cap for Point of Compound Curvature of a curve to the right, having a central angle of 94 deg. 00 min. 28 sec., a radius of 25.00 feet and a Chord which bears N 34 deg. 03 min. 46 sec. W - 36.57 feet; THENCE, with said curve to the right and continuing with said north right-of-way line an arc distance of 41.02 feet, to the POINT OF BEGINNING containing 22.3938 acres (975,475 square feet) of land, more or less.
TRACT II: NON-EXCLUSIVE EASEMENT
Perpetual non-exclusive easements for over and across the heretofore described property as granted in Cross-Easement Agreement dated 0410612000, by and among Tyco Flow Control, Inc. (f/k/a Keystone International), a Texas corporation, Midway Gessner Partners, L.P., a Texas limited partnership and Blair Smith and Beverly Smith, filed for record on 04/07/2000, under Clerk's File No. U321695, of the Official Records of Harris County, Texas.

LEGAL DESCRIPTION
(1000 Interstate Highway 20, Abilene, Taylor County, Texas)
Being 102.37 acres out of a 13933 acre tract recorded in Volume 2824, Page 61, Official Public Records, Taylor County, Texas and being out of the Northwest 114 of Section 24, Blind Asylum Lands, Taylor County, Texas, said 102.37 acres being more particularly described as follows:
BEGINNING at a 3/8-inch rebar found at the Southwest corner of an original 7.2 acre tract recorded in Volume 55, Page 356, Deed Records, Taylor County, Texas, said beginning point being on the NBL of Lowden Street, from whence the center of said Section 24 bears S 89 degrees 34 minutes E 458.3 feet and South 15.0 feet; THENCE N 89 degrees 47 minutes 07 seconds W, 886.64 feet along the NIH., of Lowden Street to a 1/2-inch rebar found; THENCE N 0 degrees 20 minutes 05 seconds E, 963.29 feet to a 1/2-inch rebar found; THENCE S 45 degrees 28 minutes 06 seconds W, 1062.63 feet to a 1/2-inch rebar found; THENCE S 33 degrees 00 minutes 46 seconds W, 73.38 feet to a 1/2-inch rebar found on the Northeast boundary line of Interstate Highway 20; THENCE N 52 degrees 29 minutes 27 seconds W, 63.03 feet along the Northeast boundary line of Interstate Highway 20 to a 1/2-inch rebar found; THENCE N 45 degrees 29 minutes 12 seconds E 62730 feet to a 1/2-inch rebar found; THENCE N 35 degrees 15 minutes 07 seconds E, 52.42 feet to a 1/2-inch rebar found; THENCE N 0 degrees 34 minutes 20 seconds W, 298.45 feet to an existing 3-inch pipe post; THENCE S 89 degrees 19 minutes 58 seconds W, 295.15 feet to an existing 3-inch pipe post; THENCE N 0 degrees 00 minutes 46 seconds E, 411.66 feet to a 1/2-inch rebar found; THENCE N 89 degrees 24 minutes 30 seconds W, 142.07 feet to a 1/2-inch rebar found; THENCE N 73 degrees 01 minutes 12 seconds W, 15.59 feet to a 1/2-inch rebar found; THENCE N 89 degrees 46 minutes 06 seconds W, 420.24 feet to a 1/2-inch rebar found on the EBL of Judge Ely Boulevard; THENCE N 0 degrees 19 minutes 15 seconds E, 32.67 feet along the EBL of Judge Ely Boulevard to a ½-inch rebar found; THENCE S 89 degrees 46 minutes 06 seconds E, 438.38 feet to a 1/2-inch rebar found; THENCE N 0 degrees 17 minutes 48 seconds E 964.87 feet to a 1/2-inch rebar found; THENCE N 30 degrees 14 minutes 02 seconds E, 20.07 feet to a ½-inch rebar found; THENCE N 53 degrees 36 minutes 19 seconds W, 20.88 feet to a ½-inch rebar found; THENCE N 59 degrees 20 minutes 09 seconds W, 410.67 feet to a ½-inch rebar found on the EBL of Judge Ely Boulevard; THENCE N 0 degrees 20 minutes 24 seconds E, 205.68 feet along the EBL of Judge Ely Boulevard to a 3/8-inch rebar found for the Northwest corner of this tract on the WBL of said Section 24; THENCE S 89 degrees 59 minutes 12 seconds E, 2450.23 feet along the NBL of said Section 24 to a 2-inch “I” beam found in concrete for the Northeast corner of this tract; THENCE S 0 degrees 07 minutes 14 seconds E, 1920.23 feet to a 3/8-inch rebar found on the NBL of said 7.2 acre tract; THENCE S 83 degrees 33 minutes 53 seconds W, 302.40 feet along the NBL of said 7.2 acre tract to a 3/8-inch rebar found at the Northwest corner of a 2.12 acre tract; THENCE S 2 degrees 59 minutes 27 seconds W, 577.63 feet along the WBL of said 2.12 acre tract to the place of beginning and containing 102.37 acres of land.

Exhibit C
Ground Lease Assignment
(See attached form.)

ASSIGNMENT OF GROUND LEASE AND ASSUMPTION AGREEMENT

This ASSIGNMENT OF GROUND LEASE AND ASSUMPTION AGREEMENT (this “Agreement”) is made as of December 23, 2011, by and between NATIONAL INDUSTRIAL PORTFOLIO, LLC (f/k/a National Industrial Portfolio Borrower, LLC), a Delaware limited liability company having a place of business at 11111 Santa Monica Boulevard, Suite 750, Los Angeles, California 90025 (“Assignor”), and NIP OWNER, LLC, a Delaware limited liability company having a place of business at 11111 Santa Monica Boulevard, Suite 750, Los Angeles, California 90025 (“Assignee”).
RECITALS:

A.    Assignor is the lessee under that certain Net Lease dated March 26, 1998, between University Manager, Inc., as Administrative Trustee for W/S Cardinal University MA-Trust, as lessor, and Star Markets Company, Inc., as lessee, a memorandum of which was recorded in the Norfolk County Registry of Deeds (the “Norfolk Registry”) on March 22, 2000, in Book 14062, Page 385, as Instrument Number 26679, and filed with the Norfolk County Registry District of the Land Court (the “Norfolk Land Court”) as Document Number 852564 on Certificate of Title Number 156897, as assigned by (i) that certain Assignment and Assumption Agreement dated April 11, 2000, between Star Markets Company, Inc., as assignor, and Equity Industrial Norwood Limited Partnership, as assignee, recorded in the Norfolk Registry on April 12, 2000, in Book 14100, Page 177, and filed with the Norfolk Land Court as Document Number 854024, as amended by that certain Corrective Amendment to Assignment and Assumption Agreement dated April 26, 2002, recorded in the Norfolk Registry on June 7, 2002, in Book 16712, Page 57, (ii) that certain Assignment and Assumption of Lease Agreement dated May 28, 2004, between Equity Industrial Norwood Limited Partnership, as assignor, and Equity Industrial Norwood LLC, as assignee, recorded in the Norfolk Registry on June 8, 2004, in Book 21133, Page 117, and filed with the Norfolk Land Court as Document Number 1028594, and (iii) that certain Assignment and Assumption of Ground Lease Agreement dated August 8, 2007, between Equity Industrial Norwood LLC, as assignor, and Assignor, as assignee, recorded in the Norfolk Registry on August 16, 2007, in Book 25084, Page 361, and filed with the Norfolk Land Court as Document Number 1135857 (as so assigned, the “Ground Lease”).
B.    Assignor has agreed to assign to Assignee, and Assignee has agreed to assume, all of Assignor’s right, title and interest as lessee under the Ground Lease, together with all of Assignor’s right, title and interest, if any, in and to all buildings, structures, improvements, fixtures and other property now located upon the leased premises described in the Ground Lease and more particularly described on Schedule A attached hereto and by this reference made a part hereof (the “Leased Premises”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Assignment. Assignor hereby assigns, transfers, conveys and sets over unto Assignee all of Assignor’s right, title and interest as lessee under the Ground Lease and the leashold estate created thereby, including without limitation all renewal options, rights of first

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offer, rights of first refusal and expansion rights, together with all of Assignor’s right, title and interest, if any, in and to all buildings, structures, improvements, fixtures and other property now located upon the Leased Premises, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.
2.    Assumption. Assignee hereby accepts the assignment, transfer, conveyance and setting over described in Section 1 and agrees to assume and to observe and perform all of the terms and provisions of the Ground Lease on the part of the lessee to be observed and performed.
3.    Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.
4.    Counterparts; Section Headings. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. The headings of the sections of this Agreement are for reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement, in the manner prescribed by law, on the day and year first above written.

ASSIGNOR:

NATIONAL INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:_____________________
Name: Michael D. Hackman
Title: Authorized Signatory

STATE OF CALIFORNIA                 )

COUNTY OF _________________________________)

On __________________ before me, _______________________, _____________________________ (insert name of and title of officer), personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature     ________________________________
Notary Public

ASSIGNEE:
NIP OWNER, LLC,
a Delaware limited liability company

By: __________________________
Name:
Title: Authorized Signatory

By: __________________________
Name:
Title: Authorized Signatory

STATE OF CALIFORNIA             )

COUNTY OF _________________________________)

On __________________ before me, _______________________, _____________________________ (insert name of and title of officer), personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature     ________________________________
Notary Public

STATE OF CALIFORNIA                 )

COUNTY OF _________________________________)

On __________________ before me, _______________________, _____________________________ (insert name of and title of officer), personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature     ________________________________
Notary Public

Schedule A
Legal Description
(625 University Avenue, Norwood, Norfolk County, Massachusetts)
PARCEL I:
Two (2) certain parcels of land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot 2A (17,866 square feet) and Lot 2 (20 acres and 20,348 square feet) on a plan entitled "Plan of Land in Norwood, Mass. Scale 1" = 100' dated March 9, 1968 Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass. revised March 25, 1968" recorded with Norfolk County Registry of Deeds as Plan No. 309 of 1968 in Book 224, said premises being more particularly bounded and described as follows:
Lot 2A is more particularly bounded and described as follows:
Beginning at a point at the northwesterly corner of Lot 2, thence running a line between Lot 2 and Lot 2A on a bearing of S 21°05' 52" W, a distance of 687.14 feet to a corner; thence turning and running on a bearing of N 68° 54' 02" W, a distance of 26.00 feet to a corner; thence turning and running on a line between Lot 2A and Lot 1 on a bearing of N 21° 05' 52" E, a distance of 687.14 feet to a corner; thence turning and running on a line between Lot 24 and Lot "E" on a bearing of S 68° 54' 05" E, a distance of 26.00 feet to the point of beginning.
Meaning and intending to describe Lot 2A containing 17,866 square feet, shown on the plan first hereinabove mentioned.
Lot 2 is more particularly bounded and described as follows:
Beginning at a point on the Northerly sideline of University Avenue, said point being 2,368.76 feet from Canton Street as shown on said plan; thence continuing by the sideline of University Avenue S 79° 05' 55" W, 366.17 feet to a point of curvature having a radius of 970.00 feet; thence continuing by said radius a distance of 5.70 feet; thence turning and running N 39° 21' 47" E, a distance of 132.47 feet; thence turning and running N 10° 54' 05" W 187.56 feet; thence turning N 68° 54' 02" W, a distance of 763.64 feet; thence turning and running N 21° 05' 52" E, a distance of 687.14 feet by Lot 2A; thence turning and running S 68° 54' 05" E, a distance of 1,207.20 feet by Lot “E”; thence running S 33° 32' 51" W, a distance of 124.46 feet; thence running S 33° 17' 21" W, a distance of 568.44 feet; thence running S 12° 17' 00” W, a distance of 68.25 feet to the northerly sideline of University Avenue to the point and place of beginning.
Meaning and intending to describe Lot 2 containing 20 acres and 20,349 square feet shown on the plan first hereinabove mentioned.
A portion of said Lot 2 in registered land, being Lot 214 as shown on Land Court Plan No, 15269-1, filed with Certificate 82127.
There is included in the above conveyance the fee and soil of so much of University Avenue to the centerline thereof as adjoins the premises.
PARCEL II:
A certain parcel of the land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot #1 on a plan entitled "Plan of land in Norwood, Massachusetts, Scale 1=100', dated May 7, 1973, Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass.", recorded as Plan No. 25 of 1974 in Plan Book 241, said premises being more particularly bounded and described as follows:
Southerly by University Avenue, 1,706 and 55/100 feet; as shown on said plan; Westerly and Northwesterly by land now or formerly of Eugene Smith, et al, as shown as said plan, 1,144 and 17/100 feet; Northerly by land now or formerly of George D. Whitten, et al, 757 and 56/100 feet, as shown on said plan; Easterly by land now or formerly of Woodnor Realty Corp., 687 and 14/100 feet, as shown on said plan; Northerly by said land now or formerly of said Woodnor Realty Corp., 466 feet, as shown on said plan; Easterly by Lot IA, as shown on said plan, 420 and 81/100 feet; as shown on said plan.
PARCEL III:
A certain parcel of the land situated in the Town of Norwood, Commonwealth of Massachusetts, being the premises shown as Lot IA on a plan entitled "Plan of Land in Norwood, Massachusetts, Scale 1" = 100', dated May 7, 1973, Norwood Engineering Co., Inc., Civil Engineers, Norwood, Mass.', recorded as Plan No. 25 of 1974 in Plan Book 241, said premises being more particularly bounded and described as follows:
Beginning at a point on the northerly sideline of University Avenue, said point being a concrete bound at the lot corner between Lot IA and land of Woodnor Realty Corp. and being on a curve with a radius of 970.00 feet; thence running along said curve a distance of 408.02 feet, thence turning and running N 21°05’58” E a distance of 420.81 feet, thence turning and running S 68°54’02” E a distance of 523.64 feet, thence running S 10°54’05” E a distance of 187.56 feet, thence turning and running S 39°21’47” W a distance of 132.47 feet to the point of beginning, and containing 3 acres and 11,027 sq. ft.
Excepting and excluding from the above-described parcels so much of the land as taken under Order of Taking by Eminent Domain by the Town of Westwood, dated July 14, 2008, recorded in Book 25937, Page 51 and filed as Document No. 1157583.
Together with the benefit of the following:
Rights set forth in a Track Easement filed as Document No. 281467 and recorded in Book 4422, Page 154.
Rights set forth in a Track Easement filed as Document No. 281468 and recorded in Book 4422, Page 156.

Exhibit E
General Assignment
(See attached form.)

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (this “General Assignment”) is made this ___ day of December 23, 2011, by and between NATIONAL INDUSTRIAL PORTFOLIO, LLC (“NIP”), NATIONAL INDUSTRIAL MEZZ A, LLC, NATIONAL INDUSTRIAL MEZZ B, LLC, NIPB MEZZ C, LLC, NIPB MEZZ D, LLC and NIPB MEZZ E, LLC, each a Delaware limited liability company (each, an “Assignor”), and NIP OWNER, LLC, a Delaware limited liability company (“Assignee”). The terms “Assignor” and “Assignee” include the neuter, masculine and feminine genders, and the singular and plural.
W I T N E S S E T H:
WHEREAS, Assignors are parties to that certain Agreement in Lieu of Foreclosure dated as of the date hereof (the “DIL Agreement”) by and between Assignors and Lenders (as defined therein) and acknowledged and consented and agreed to by Guarantors (as defined therein);
WHEREAS, concurrently with the execution and delivery of this General Assignment, NIP is conveying unto Assignee NIP’s right, title and interest in, under and to the parcels of real property listed on Schedule A and more particularly described on Schedule B attached hereto and by this reference made a part hereof, together with any buildings and improvements thereon (the “Property”); and
WHEREAS, in connection with the conveyance of the Property, Assignors and Assignee intend that certain related assets be transferred, assigned, conveyed and set over by Assignors to Assignee.
NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee agree as follows:
1.Assignment. Assignors do hereby transfer, assign, convey and set over to and unto Assignee the following:
(a)    all of NIP’s right, title and interest as lessor or sublessor in all leases, subleases, licenses and other agreements to occupy all or any part of the Property, and all guarantees by third parties of, and letters of credits securing, the obligations of the tenants, subtenants, licensees and counterparties thereunder (any of the foregoing, including all amendments and supplements thereto, a “Lease”), together with all rents and other sums due, accrued or to become due, and all security deposits, under each such Lease, including but not limited to the Leases set forth in Schedule C attached hereto and by this reference made a part hereof (the “Specified Leases”);
(b)    all of NIP’s right, title and interest in and to the use of all easements, agreements, permits, licenses and rights, whether or not of record, appurtenant to the Property,

all if and to the extent assignable or running with the land, and the use of all strips and rights-of-way abutting, adjacent or contiguous to, or adjoining any portion of the Property;
(c)    all licenses, permits, certificates of occupancy and franchises issued by any federal, state, county or municipal authority relating to the use, maintenance or operation of all or any portion of the Property, running to or in favor of NIP, if and to the extent assignable;
(d)    all of NIP’s right, title and interest in and to all of the corresponding contracts and agreements described on Schedule D attached hereto and by this reference made a part hereof (the “Contracts”);
(e)    all intangible personal property now owned or hereafter acquired by NIP in connection with the development, ownership, leasing or operation of all or any portion of the Property, and all personal property located thereon or otherwise used in connection therewith, including without limitation all rights, franchises, trade styles, trade names, marks, copyrighted materials, brochures, manuals, lists of prospective tenants, advertising material and telephone numbers applicable thereto;
(f)    all utility deposits made, to the extent assignable, and all refunds of all utility deposits made but not assignable, and any and all other funds deposited as security or in escrow or reserve (any of such deposits, refunds and funds, “Deposits”) in connection with all or any portion of the Property, including but not limited to all Deposits for the fulfillment of any of the obligations of Assignors under the Loans (as defined in the DIL Agreement), except for the REIT Distribution Fund (as defined in the DIL Agreement);
(g)    all plans and specifications, working drawings, site, elevation and as-built surveys, and environmental, zoning, property condition and other reports of any kind, character or description prepared in connection with all or any portion of the Property that are within the possession or control of, or reasonably obtainable by, any Assignor or affiliate thereof;
(h)    all warranties and guarantees of manufacturers, vendors, contractors and subcontractors relating to any construction, development or work performed or to be performed, or materials purchased, in connection with all or any portion of the Property, all to the extent assignable;
(i)    all claims, demands or causes of action that any Assignor has or may have arising out of or relating to or caused by any defects in the design or construction of any buildings or improvements forming part of the Property against any contractors, architects, subcontractors, suppliers, materialmen or vendors, or any other matters relating to all or any portion of the Property or the ownership, development or operation thereof, including, without limitation, the actions described on Schedule E attached hereto and by this reference made a part hereof (the “Specified Actions”) (but, except with respect to the Specified Actions, no related liabilities, none of which are assumed by Assignee);
(j)    (i) all accounts receivable, tax or other refunds, prepaid amounts, bank accounts, cash and deposits (any of the foregoing, “Receivables”) which relate to all or any portion of the Property or the ownership, development or operation thereof and (ii) all other

Receivables belonging to any Assignor (other than any amounts disbursed from the REIT Distribution Fund);
(k)    all books and records relating to all or any portion of the Property or the operation thereof that are within the possession or control of, or reasonably obtainable by, any Assignor or affiliate thereof; and
(l)    all unpaid awards or proceeds, including without limitation condemnation awards or insurance proceeds, relating to any of the items transferred, assigned, conveyed and set over to or onto Assignee under any of clauses (a) through (k) of this Section 1.
2.    Assumption. Assignee hereby accepts the foregoing transfer, assignment, conveyance and setting over and hereby specifically agrees to assume and discharge all of the burdens and obligations of NIP under the Specified Leases and the Contracts and all of the burdens and obligations of Assignors in respect of the Specified Actions.
3.    Representations and Warranties. The foregoing transfer, assignment, conveyance and setting over are made without any representation or warranty except for those expressly set forth in the DIL Agreement and/or any other documents or instruments executed in connection herewith or therewith.
4.    Successors and Assigns. This General Assignment shall be binding upon and enforceable against, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.
5.    Governing Law. This General Assignment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles, except that, if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment in order for this General Assignment to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment to such extent.
6.    Counterparts. This General Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, each of Assignors and Assignee has caused its duly authorized representative to execute this General Assignment, and to deliver this General Assignment, as of the day and year first written above.

ASSIGNORS:

NATIONAL INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

NATIONAL INDUSTRIAL MEZZ A, LLC,
a Delaware limited liability company

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

NIPB MEZZ B, LLC,
a Delaware limited liability company

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

NIPB MEZZ C, LLC,
a Delaware limited liability company

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

NIPB MEZZ D, LLC,
a Delaware limited liability company

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

NIPB MEZZ E, LLC,
a Delaware limited liability company

By:	National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf – KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
Its: Managing Member

By:    ________________________
Name: Michael D. Hackman
Title: Authorized Signatory

ASSIGNEE:

NIP OWNER, LLC,
a Delaware limited liability company

By: ________________________
Name:
Title: Authorized Signatory

By: ________________________
Name:
Title: Authorized Signatory

Schedule A

List of Properties

ADDRESS	Property Name
9410 Heinz Way, Commerce City, CO	Commerce City
170 Highland Park Drive, Bloomfield, CT	Bloomfield
85 & 90 Moosup Pond Road, Plainfield (a/k/a Wauregren), CT3	Plainfield
All of the following: 555 Taylor Road, Enfield, CT 561 Taylor Road, Enfield, CT 99 Print Shop Road, Enfield, CT 100 Print Shop Road, Enfield, CT 300 Shaker Road, Enfield, CT	Enfield Business Park Enfield - Office Enfield - Dav Care Enfield - R&D Enfield - Manufacturing Enfield - Distribution
15 & 31 Independence Drive, Devens, MA4	Devens (15) Devens (31)
50 Independence Drive, Devens, MA	Devens (50)
1040 Sheridan Street, Chicopee, MA	Chicopee (1040)
1045 Sheridan Street, Chicopee, MA	Chicopee (1045)
151 Suffolk Lane, Gardner, MA	Gardner
1111 Southampton Road, Westfield, MA	Westfield
100 & 111 Adams Road, Clinton, MA	Clinton (100) Clinton (111)
100 Simplex Drive, Westminster, MA	Westminster
495 & 515 Woburn Street, Tewksbury, MA	Tewksbury (495) Tewksbury (515)
480 Sprague Street, Dedham, MA	Dedham
625 University Avenue, Norwood, MA	Norwood
57 & 59 Daniel Webster Highway, Merrimack, NH	Merrimack (57) Merrimack (59)
133 (a/k/a 101) Jackson Avenue, Ellicott (a/k/a Jamestown), NY	Ellicott
1200 State Fair Boulevard, Geddes (Syracuse), NY	Geddes
3407 Walters Road, Van Buren (Syracuse), NY	Van Buren
851 Beaver Drive, Dubois, PA	DuBois (Freezer)
891 Beaver Drive (a/k/a Shaffer Road & Route 255), Dubois, PA	DuBois (Dry Warehouse)
________________________

390 Moosup Pond Road is vacant land.
431 Independence Drive is vacant land.

A-1

9700 W. Gulf Bank Road, Houston, TX	Houston
1000 E. I-20 (a/k/a 1020 E. Overland Trail), Abilene, TX	Abilene
2200 S. Business Route 45, Corsicana, TX	Corsicana

A-1

Schedule B

Legal Descriptions of Properties

[Exhibit A to Agreement in Lieu of Foreclosure to be attached.]

Schedule C
Specified Leases
Commerce City
That certain lease agreement dated March 31, 2005 by and between Home Depot U.S.A., Inc. as Tenant and Equity Industrial Commerce Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Commerce Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as amended by the First Amendment dated February 9, 2011 by and between Home Depot U.S.A., Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
Bloomfield
That certain lease agreement dated November 4, 1998 by and between Home Depot USA, Inc. as Lessee and 74 Griffin Road South, LLC as Lessor (predecessor-in-interest to Equity Industrial Bloomfield Limited Partnership), as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Bloomfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as amended by the First Amendment thereto dated July 29, 2008 by and between Home Depot U.S.A., Inc. as Tenant and National Industrial Portfolio Borrower, LLC as Landlord, and as further amended by the Second Amendment thereto dated March 18, 2011 by and between Home Depot U.S.A., Inc. as Lessee and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Lessor, as further amended by a letter of extension dated November 29, 2011 between Home Depot U.S.A., Inc. as Lessee and National Industrial Portfolio, LLC as Lessor.
Plainfield
That certain lease agreement dated April 29, 2002 by and between Staples The Office Superstore East, Inc. as Tenant and Moosup Pond Road Limited Partnership as Landlord, as amended by the First Amendment thereto dated January 1, 2004 by and between Staples The Office Superstore East, Inc. as Tenant and Moosup Pond Road LLC, Swampscot Investors, LLC and Equity Industrial Plainfield Limited Partnership, collectively as Landlord, as further amended by the Second Amendment thereto dated October __, 2006 by and between Staples The Office Superstore East, Inc. as Tenant and Equity Industrial Plainfield Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Plainfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the Third Amendment thereto dated October 1, 2009 by and between Staples The Office Superstore East, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.

Enfield - Manufacturing
That certain lease agreement dated December 20, 2006 by and between Lego Systems, Inc. as Tenant and Equity Industrial Enfield Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Enfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated December 22, 2009 by and between Lego Systems, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC), and as further amended by the Second Amendment thereto dated December 1, 2010.
That certain lease agreement dated December 21, 2010 by and between The Coca-Cola Company as Tenant and National Industrial Portfolio, LLC as Landlord, amended by the First Amendment dated June 30, 2011 between The Coca-Cola Company as Tenant and National Industrial Portfolio, LLC as Landlord.
Enfield - Office
That certain lease agreement dated December 20, 2006 by and between Lego Systems, Inc. as Tenant and Equity Industrial Enfield Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Enfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated December 22, 2009 by and between Lego Systems, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC), and as further amended by the Second Amendment thereto dated December 1, 2010.
Enfield - Day Care
That certain lease agreement dated December 22, 2009 by and between Children’s Creative Learning Center, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
That certain lease agreement dated December 20, 2006 by and between Lego Systems, Inc. as Tenant and Equity Industrial Enfield Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Enfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated December 22, 2009 by and between Lego Systems, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC), and as further amended by the Second Amendment thereto dated December 1, 2010.
Enfield - R & D
That certain lease agreement dated December 20, 2006 by and between Lego Systems, Inc. as Tenant and Equity Industrial Enfield Limited Partnership as Landlord, as assigned to National

Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Enfield Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated December 22, 2009 by and between Lego Systems, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC), and as further amended by the Second Amendment thereto dated December 1, 2010.
Enfield - Distribution
That certain lease agreement dated December 8, 2009 by and between Plastipak Packaging, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
Devens (15)
That certain lease agreement dated April 1, 2005 by and between Kraft Foods Global, Inc. as Tenant and Equity Industrial Limited Partnership-Devens as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership-Devens as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
Devens (31)
That certain lease agreement dated July 1, 2005 by and between Kraft Foods Global, Inc. as Tenant and Levco Development Corp. as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Levco Development Corp. as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
Chicopee (1040)
That certain lease agreement dated June 15, 2000 by and between United Plastics Group, Inc. as Tenant and Sherichic Distribution Associates Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Sherichic Distribution Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower as Assignee, as further amended by the First Amendment thereto dated January 1, 2010 by and between United Plastics Group, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC), as Landlord.
Chicopee (1045)
That certain lease agreement dated June 25, 1999 by and between Friendly Ice Cream Corporation as Tenant and Billerica Realty Associates Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial

Chicopee as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated February 5, 2009 by and between Friendly Ice Cream Corporation as Tenant and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Landlord.
Gardner
The building is vacant.
Westfield
That certain lease agreement dated July 27, 2011 by and between Hollingsworth Logistics Group, LLC as Tenant and National Industrial Portfolio, LLC as Landlord, as further amended by that First Amendment thereto dated August 31, 2011.
That certain short term lease agreement dated October 26, 2010 by and between Lawry Freight System, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord, as further amended by the First Amendment thereto dated January 1, 2011, as further amended by the Second Amendment thereto dated April 1, 2011, as further amended by that expansion letter dated October 19, 2011 and as further amended by that contraction letter dated December 15, 2011. Clinton (100)
That certain lease agreement dated May 8, 2006 by and between Clopay Building Products Company, Inc. as Tenant and Equity Industrial Limited Partnership V as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership V as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment thereto dated March 31, 2011 by and between Clopay Building Products Company, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord, and as further amended by the Second Amendment thereto dated August 23, 2011.
That certain lease agreement dated August 9, 2002 by and between Murida Furniture Co., Inc. d/b/a Rotman’s Furniture as Tenant and Equity Industrial Limited Partnership V as Landlord, as further amended by the First Amendment thereto dated February 1, 2005, as further amended by the Second Amendment thereto dated April 1, 2007, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership V as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the Third Amendment thereto dated March 1, 2010 by and between Murida Furniture Co., Inc. d/b/a Rotman’s Furniture as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain lease agreement dated March 30, 2007 by and between Scholastic Book Fairs, Inc. as Tenant and Equity Industrial Limited Partnership V as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of

Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership V as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
That certain lease agreement dated July 18, 2001 by and between ABC Relocation Service as Tenant and Equity Industrial Limited Partnership V as Landlord, as further amended by the First Amendment thereto dated January 31, 2006, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership V as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the Second Amendment thereto dated August 15, 2007 by and between ABC Relocation Service as Tenant and National Industrial Portfolio Borrower, LLC as Landlord, as further amended by the Third Amendment thereto dated August 15, 2008, and as further amended by the Fourth Amendment thereto dated February 1, 2010 by and between ABC Relocation Service as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain lease agreement dated May 1, 2007 by and between Staples Contract & Commercial, Inc. as Tenant and Equity Industrial Limited Partnership V as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Limited Partnership V as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the First Amendment thereto dated December 6, 2010 by and between Staple Contract & Commercial, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain site lease agreement dated November 30, 2011 by and between Solar MA Project Management Series II as Tenant and National Industrial Portfolio, LLC as Landlord.
Clinton (111)
That certain lease agreement dated April 18, 2011 by and between ECM Plastics, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
That certain lease agreement dated September 1, 2005 by and between Regency Warehousing & Distribution, Inc. as Tenant and Clinton-Adams Corporation as Landlord, as further amended by the First Amendment thereto dated April 2, 2007, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Clinton-Adams Corporation, as further amended by the Second Amendment thereto dated March 1, 2010 by and between Regency Warehousing & Distribution, Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord, and as further amended by the letter agreement dated March 30, 2010.
That certain site lease agreement dated November 30, 2011 by and between Solar MA Project Management Series II as Tenant and National Industrial Portfolio, LLC as Landlord.
Devens (50)

That certain lease agreement dated February 15, 2008 by and between United States Gypsum Company as Tenant and National Industrial Portfolio Borrower, LLC as Landlord, and as further amended by the First Amendment thereto dated November 30, 2009 by and between United States Gypsum Company as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain lease agreement dated November 1, 2010 by and between Kenco Logistic Services, LLC as Tenant and National Industrial Portfolio, LLC as Landlord.
That certain lease agreement dated October 1, 2009 by and between Hollingsworth & Vose Company as Tenant and National Industrial Portfolio, LLC as Landlord.
Westminster
That certain lease agreement dated September 26, 2006 by and between Simplexgrinnell, LP as Tenant and Equity Industrial Westminster, LLC and South Shore Development Associates, LLC both as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Westminster, LLC and South Shore Development Associates, LLC as tenants-in-common jointly and severally Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the First Amendment thereto dated October 1, 2010 by and between Simplexgrinnell LP as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain lease agreement dated September 26, 2006 by and between Simplex Time Recorder Co as Tenant and Equity Industrial Westminster, LLC and South Shore Development Associates, LLC both as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Westminster, LLC and South Shore Development Associates, LLC as tenants-in-common jointly and severally Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the Amendment dated October 1, 2008 by and between Simplex Time Recorder Co, as Tenant and National Industrial Portfolio, LLC as Landlord, further amended by the Second Amendment dated October 13, 2011 by and between Simplex Time Recorder Co, as Tenant and National Industrial Portfolio, LLC as Landlord.
That certain lease agreement dated April 30, 2008 by and between Interstate Container Lowell, LLC as Tenant and National Industrial Portfolio Borrower, LLC as Landlord, and as further amended by the First Amendment thereto dated January 1, 2009 by and between Interstate Container Lowell, LLC as Tenant and National Industrial Portfolio Borrower LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord.
That certain site lease agreement dated November 30, 2011 by and between Solar MA Project Management Series II as Tenant and National Industrial Portfolio, LLC as Landlord.
Tewksbury (495)

That certain lease agreement dated March 22, 2000 by and between Radio Waves, Inc. as Tenant and Merrimack Valley Industrial Associates Limited Partnership as Landlord, as further amended by Lease Supplement thereto dated June 7, 2000, as further amended by Amendment thereto dated September 1, 2004, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by Second Amendment thereto dated January 30, 2008 by and between Radio Waves, Inc. as Tenant and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Landlord.
That certain lease agreement dated February 14, 2003 by and between Prep-Rite Corp. d/b/a David P. Rossi Corporation as Tenant and Merrimack Valley Industrial Associates Limited Partnership as Landlord, as restated by the Amended and Restated Lease on April 1, 2005, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
That certain lease agreement dated April 1, 2005 by and between Amric Power Sweeping as Tenant and Merrimack Valley Industrial Associates Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
That certain rooftop lease agreement dated December 12, 2001 by and between Cellco Partnership d/b/a Verizon Wireless as Lessee and Merrimack Valley Industrial Associates Limited Partnership as Lessor, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
Tewksbury (515)
That certain lease agreement dated June 22, 2007 by and between Merrill Communications, LLC as Tenant and Merrimack Valley Industrial Associates Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee. That certain lease agreement dated September 30, 2002 by and between Premier Education Group, L.P. as Tenant and Merrimack Valley Industrial Associates Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Merrimack Valley Industrial Associates Limited Partnership as Assignor and National Industrial

Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee. That certain site lease agreement dated November 30, 2011 by and between Solar MA Project Management Series II as Tenant and National Industrial Portfolio, LLC as Landlord.
Dedham
That certain lease agreement dated December 29, 2009 by and between Twins Enterprise, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord, as further amended by the lease extension letter dated August 19, 2010, by the lease extension letter dated February 9, 2011, and by the lease extension letter dated July 28, 2011.
That certain lease agreement dated July 17, 2008 by and between Macy’s Retail Holdings, Inc. as Tenant and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Landlord, as further amended by letter agreement dated December 16, 2008.
That certain site lease agreement dated November 30, 2011 by and between Solar MA Project Management Series II as Tenant and National Industrial Portfolio, LLC as Landlord.
Norwood
That certain net lease agreement dated March 26, 1998 by and between Star Markets Company, Inc. as Tenant and University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, as assigned to Equity Industrial Norwood Limited Partnership pursuant to that certain Assignment and Assumption Agreement dated April 11, 2000 by and between Star Markets Company, Inc. as Original Tenant to Equity Industrial Norwood Limited Partnership as Assignee of Tenant as consented to by University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, by that certain sublease entered into on April 12, 2002 by and between Home Depot, U.S.A. Inc as Subtenant and Equity Industrial Norwood LLC Partnership as Sublandlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Norwood Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, as further amended by the First Amendment to Sublease dated April 21, 2011 by and between Home Depot, U.S.A. as Subtenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Sublandlord.
That certain net lease agreement dated March 26, 1998 by and between Star Markets Company, Inc. as Tenant and University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, as assigned to Equity Industrial Norwood Limited Partnership pursuant to that certain Assignment and Assumption Agreement dated April 11, 2000 by and between Star Markets Company, Inc. as Original Tenant to Equity Industrial Norwood Limited Partnership as Assignee of Tenant as consented to by University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, by that certain sublease entered into on January 1, 2007 by and between Nicolazzo Bros. Landscape Corp. as Subtenant and Equity Industrial Norwood Limited Partnership as Sublandlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Norwood Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National

Industrial Portfolio, LLC) as Assignee.
That certain net lease agreement dated March 26, 1998 by and between Star Markets Company, Inc. as Tenant and University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, as assigned to Equity Industrial Norwood Limited Partnership pursuant to that certain Assignment and Assumption Agreement dated April 11, 2000 by and between Star Markets Company, Inc. as Original Tenant to Equity Industrial Norwood Limited Partnership as Assignee of Tenant as consented to by University Manager, Inc. as Administrative Trustee of W/S Cardinal University MA Trust as Landlord, by that certain sublease entered into on September 29, 2006 by and between Longobardi Furniture as Subtenant and Equity Industrial Norwood Limited Partnership as Sublandlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Norwood Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
That certain net lease agreement dated March 26, 1998 by and between University Manager Inc as Administrative Trustee for W/S Cardinal University-MA Trust as Landlord, and Star Markets Company Inc as Assignor and Tenant, by that certain sublease agreement dated March 25, 2003 by and between Chep USA as Subtenant and Equity Industrial Norwood Limited Partnership as Sublandlord, as assigned to Equity Industrial Norwood Limited Partnership pursuant to that certain Assignment and Assumption Agreement dated April 11, 2000 by and between Star Markets Company Inc, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Norwood Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee.
Merrimack (57)
That certain lease agreement dated June 27, 2011 by and between Nanocomp Technologies, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
Merrimack (59)
That certain lease agreement dated July 19, 2011 by and between Puget Sound International, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
That certain lease agreement dated November 29, 2006 by and between Nashua Corporation as Tenant and Equity Industrial Daniel Webster Highway Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Daniel Webster Highway Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee, and as further amended by the First Amendment dated November 30, 2011 by and between Nashua Corporation as Lessee and National Industrial Portfolio LLC as Lessor.
Ellicott

That certain lease agreement dated January 21, 2011 by and between The Regal Service Company as Tenant and National Industrial Portfolio, LLC as Landlord, as reaffirmed by the letter agreement dated February 24, 2011, and as further amended by the First Amendment thereto dated April 11, 2011 and as further amended by the Second Amendment thereto dated November 15, 2011.
That certain lease agreement dated April 30, 2010 by and between FCA, LLC as Tenant and National Industrial Portfolio, LLC as Landlord, as further amended by the First Amendment to Lease dated June 23, 2010.
Geddes
That certain lease agreement dated April 13, 2011 by and between Distribution Centers of the Americas NY, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord, as further amended by the First Amendment thereto dated April 22, 2011, and as further amended by the Second Amendment thereto dated July 18, 2011.
That certain letter agreement dated August 11, 2011 by and between Distribution Centers of the Americas NY, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord regarding the terms of an additional expansion of 17,768 SF on a month-to-month basis.
That certain letter agreement dated November 7, 2011 by and between Distribution Centers of the Americas NY, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord acknowledging the following expansion and contraction dates:
August 11, 2011 expansion and continued occupancy of 15,567 SF
August 26, 2011 expansion and continued occupancy of 13.760 SF
September 6, 2011 expansion and continued occupancy of 22,400 SF
September 19, 2011 expansion and continued occupancy of 15,670 SF
September 26, 2011 expansion and continued occupancy of 17,600 SF
October 3, 2011 expansion of 17,600 SF and expected vacancy of this space by November 30, 2011
That certain Short Term Lease Agreement dated October 13, 2011 by and between Tessy Plastics Corp. as Tenant and National Industrial Portfolio, LLC as Landlord.
Van Buren

That certain lease agreement dated November 30, 2010 by and between G&C Food Distributors and Brokers, Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.
DuBois (Freezer)

That certain lease agreement dated February 9, 2010 by and between DuBois Logistics LLC as Tenant and National Industrial Portfolio, LLC as Landlord.
DuBois (Dry Warehouse)
That certain lease agreement dated February 9, 2010 by and between DuBois Logistics LLC as Tenant and National Industrial Portfolio, LLC as Landlord.
Houston
That certain lease agreement dated February 1, 2008 by and between National Oilwell Varco, LP as Tenant and National Industrial Portfolio Borrower, LLC as Landlord, and as further amended by the First Amendment thereto dated July 31, 2008 by and between National Oilwell Varco, LP as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) as Landlord, pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Houston Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee.
Abilene
That certain lease agreement dated June 24, 2011 by and between Big Sur Waterbeds, Inc. as Tenant and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Landlord.
That certain lease agreement dated June 5, 2002 by and between Coca-Cola Enterprises Inc. as Tenant and 620 Platt Road, LLC as Landlord, as further amended by First Amendment thereto dated July 18, 2002, and as further amended by the License Agreement dated July 18, 2008 by and between Coca-Cola Enterprises, Inc. as Licensee and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Licensor.
That certain lease agreement dated November 29, 2010 by and between United States Postal Service as Tenant and National Industrial Portfolio, LLC DBA in Texas as NIP Borrower, LLC as Landlord.
Corsicana
That certain lease agreement dated March 28, 2005 by and between Home Depot U.S.A., Inc. as Tenant and Equity Industrial Corsicana Limited Partnership as Landlord, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Corsicana Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC as Assignee, and as further amended by the First Amendment dated April 30, 2009 by and between Home Depot U.S.A., Inc. as Tenant and National Industrial Portfolio, LLC (formerly known as National Industrial Portfolio Borrower, LLC) and further amended by the Second Amendment dated October 28, 2011 by and between Home Depot U.S.A., Inc. as Tenant and National Industrial Portfolio, LLC as Landlord.

Schedule D
Contracts
(See attached lists.)

NIP PORFOLIO-WIDE

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
AGB SERVICES	NIP 12-08242010- Services	8/24/2010
A&M Roofing Services	NIP031111-Services	3/11/2011	Roofing Services
Armstrong Sprinkler	NIP-042810-Services	4/28/2010	Sprinkler Services
Bluewater Holding Corp.	NIP051010-Services	5/10/2010	Septic System Services
Bluewater Holding Corp.	NIP1210-070610	1st Amend., 7/6/10	100 Adams Rd., Clinton-Cleanout
Cyn Oil Corp.	NIP042610-Services	4/26/2010	Emergency Spill Service
Cyn Oil Corp.	NIP060310-1st Amend.	1stAmend., 6/3/10	Westfield - Sample Evaluation
Cyn Oil Corp.	NIP070610-2nd Amend.	2nd Amend., 7/6/10	Westfield-Remove hazardous waste & dispose
Cyn Oil Corp.	NIP123010-3rd Amend.	3rd Amend., 12/30/10	Westfield- pump non-PCB oil and dispose
East Coast Lot & Pavement	RT1200091911-Services	8/19/2011	Various properties - paving
Fuss & O'Neill	NIP-050911-Services	5/9/2011	100 Simplex, Westminster & 495 Woburn St., Tewksbury
Landscaping by Anderson	NIP-102510-Services	10/25/2010	Landscaping
Landscaping by Anderson	NIP-110210-1st Amend.	1st Amend., 11/2/10	100&111 Adams Rd., Clinton-clean curb box valves
Landscaping by Anderson	NIP-111710-2nd Amend.	2nd Amend., 11/17/10	Merrimack, NH-paving for RR crossing
Landscaping by Anderson	NIP-050511-3rd Amend.	3rd Amend., 5/5/11	Westminster- clean catch basins
Landscaping by Anderson	NIP-071511-4th Amend.	4th Amend., 7/15/11	Multiple Properties
Lookout Security Systems	NIP-080310-Services	8/3/2010	Various properties-security
Lookout Security Systems	NIP-100110-1st Amend.	10/1/2010	Work at 495-515 Woburn St.
Rethink Development	NIP-091311-Consulting	9/13/2011	Solar Initiative Consulting
RJ Farrah Engineering	NIP-101311-Consulting	10/13/2011	Structural Engr. Evaluations
Technical Mechanical Systems	NIP-120909-Services	12/9/2009	Mechanical repairs
Equity Industrial Partners	Transition Services for National Industrial Portfolio	None	Leasing Services
Equity Industrial Partners	Environmental Matters and Limited Environmental Indemnity Agreement	August __2007	Purchase & sale/environmental indemnity

TAX APPEAL-VARIOUS PROPERTIES

Property	Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Westminster, 50 Independence, Gardner, Westfield, 100/111 Adams Clinton, Norwood, 495/515 Woburn, Dedham, 57/59/ DWHMerrimack	New England Property Tax Group	Real Estate Property Tax Consultants	10/1/2011 - For MA 2012 tax year only. For NH, 2011 tax year only.	Tax Abatement Services
Enfield, CT	New England Property Tax Group	Real Estate Property Tax Consultants	7/1/2011	Tax Abatement Services

RT1201-COMMERCE CITY, OH

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type/Service Provided
AT&T Mobility			Prop Mgmt Cell Phone
Commercial Roof Management Inc			Roof Inspection/Repairs
Roof Management/Tetca Roofing Colorado			Roof Repairs

RT1202 - BLOOMEFIELD, CT

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
RJG Consultants Inc.	RT1202-032111 - Services	3/21/2011	Consultant

RT1203 - PLAINFIELD, CT

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
A-Best Abatement, Inc.	RT1203-040910-Services	4/9/2010	Asbestos removal
Arnio Welding & Fabrication	RT1203-081611-Services	8/16/2011	Roof repairs
Coastal Construction	RT1203-120610-Services	12/6/2010	Gen'l construction
Eastern CT Home Improvement	RT1203-111910-Services	11/19/2011	Snowplowing & potholes
FLI Environmental	RT1203-011510-Services	1/18/2010	Asbestos analysis
KWP Associates	RT1203-093011-Consultant	9/30/2011	Land Surveys
LaBonte Bros. LLC	RT1203-0901110-Services	9/1/2010	Landscaping
New Horizons Technology	RT1203-040810-Services	4/8/2010	Electrical
P&J Sprinkler Co.	RT1203-111110-Services	11/11/2011	sprinkler inspect&testing
Tecta America of New England	RT1203-030111-Services	3/1/2011	Roof repairs
	RT1203-060911- 1st Amend.	6/9/2011	Roof repairs
United Compressor & Pump	RT1203-022811-Services	2/28/2011	Water system
Roof Management, LLC	Consulting Service Proposal/Agreement	5/12/2008	Roof Consultation
21st Century Roofing System	Agreement Between Owner and Contractor	6/24/2008	Roof Replacement

ENFIELD, CT-RT 1204, RT1195, RT1197, RT1198

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Advanced Power Services	RT1204-051010-Services	5/10/2010	Pump maintenance
Advanced Power Services	RT1198-101309-Services	10/13/2009	Generator&Pump maint.
ALCS, Inc.	RT1204-020310-Services	2/3/2010	Handrail installed
AL Fire Protection	RT1204-053111-Services	5/31/2011	Fire pump repair
Amenta Emma Architects	RT1204-113010-Consulting	10/30/2010	Egress Contract review
Beebe Landscape	RT1204-072010-Services	7/20/2010	Landscaping
Blake Equipment	RT1204-03110-Services	8/31/2010	Boiler cleaning
	RT1204-020711-1st Amend.	1st Amend, 2/7/11	Condensate pump&float
Cascade Water Services	RT1204-083010-Services	8/30/2010	Boiler treatment&cleaning
Cogswell Sprinkler	RT1198-042611-Services	4/24/2011	Fire pump insp.&testing
Energenix Co., Inc.	RT1198-051910-Services	5/7/2010	Submetering
Enfield Builders	RT1204-020911-Services	2/9/2011	Wall construction
Environ. Fire Protection	RT1198-021710-Construction	2/17/2010	Replace sprinkler system
Hydra Tech, Inc.	RT1204-121610-Services	12/16/2010	Leak detection
	RT1204-031411	1st Amend, 3/14/11	Water main repair
	RT1204-050211	2nd Amend, 5/2/11	Leak detection
	RT1204-091311	3rd Amend, 9/13/11	Water main repairs
	RT1204-102711	4th Amend, 10/27/11	Add'l leak repairs
Industrial Handling	NA	12/28/10 invoices	Dock Repairs
Industrial Technical Serv.	RT1198-061110-Services	6/11/2010	Replace fire alarm system
	RT1198-062110-Services	1st Amend,6/21/10	Repair storm drain
Industrial Technical Serv.	RT1198-110609-Serv&Sup.	11/6/2009	Electrical work

JG Home Improvement	RT1204-122810-Services	12/28/2010	General Repairs
Northeast Electrical	RT1198-120409-Services	12/4/2009	Install Submeter
PJ Lodola & Sons	RT1204-021111-Services	2/11/2011	Install new fire alarm devices
	RT1204-033011-1st Amend.	1st Amend, 3/30/11	Install feeder & submeters
	RT1204-070811-2nd Amend.	2nd Amend, 7/8/11	Electrical work
PJ Lodola & Sons	RT1204-092010-Services	9/20/2010	Fire Alarm Control Panel
	RT1204-010711-1st Amend.	1st Amend,1/7/2011	Addt'l work
Plaza Excavating	RT1204-101409-Services	10/14/2009	Snowplowing
Plaza Excavating	RT1204-110311 - Service	11/3/2011	Snowplowing
SLAM Collaborative	RT1198-012810-Consulting	2/19/2010	Review Sprinkler Sys.& Roof
Spath & Son, Inc.	RT1204-121610-Services	12/15/2010	Install mop sink
T&K Asphalt	RT1204-061611-Services	6/15/2011	Asphalt repaving
Zimmerman & Sons	RT1204-121510-Services	12/15/2010	Fire sprinkler testing
Cushman Wakefield of CT	Exclusive Right to Lease Contract	2/6/2009	Leasing Services

RT1205 - DEVENS (15), MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
USA Department of the Army	Indemnification of transferee of closing defense property		Environmental indemnification
USA Department of the Army	Quitclaim Deed	5/9/1996	Environmental indemnification
Department of Environmental Protection Executive Office of Environmental Affairs Attorney General of the Commonwealth Mass Government Land Bank	Administrative Consent Order and Covenant not to Sue	5/24/1996	Environmental indemnification

RT1206 - CHICOPEE (1040), MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type	Contract Amount

RT1207 - CHICOPEE (1045), MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Weathershield Inc.	Agreement Between Owner and Contractor	6/10/2009	Roof Replacement
Roof Management, LLC	Consulting Service Proposal/Agreement	5/14/2009	Roof Consultation

RT1208 - GARDNER, MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Armstrong Sprinkler	RT1208-020110-Services	1/20/2010	Fire Sprinkler Testing
Connolly Bros.	RT1208-102510-Services	10/25/2010	Snowplowing
East Coast Pavement	NIP 1200091911-Services	8/19/2011	Paving
Eastern Propane Gas, Inc.	Acct.#1500000762-Supplies	6/6/2011	Propane supply&equipment
JS Painting	RT1208-021610-Services	2/16/2010	Cleaning&renovation
Miller Engr. & Testing	RT1208-030910-Services	3/4/2010	Concrete core testing
	RT1208-032210-1st Amend.	1st Amend, 3/22/10	Test borings & evaluation
T&K Asphalt	RT1208-1109-Services	10/1/2009	Asphalt repaving
Waverly Landscaping	RT1208-0410-Services	3/16/2010	Landscaping
Stubblebine Company	Leasing Services Agreement		Leasing Services

RT1209 - WESTFIELD, MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
A-Best Abatement	RT1209-090910-Services	10/9/2010	Asbestos removal
Advanced Power Services	RT1209-101309-Services	10/13/2009	Generator servicing
A&M Roofing Services	RT1209-090111-Construction	9/1/2011	Roof replacement
Cogswell Sprinkler Co.	RT1209-020911-Services	2/9/2011	Fire pump churn testing
	RT1200-041411-1st Amend.	1st Amend., 4/14/2011	fire pump repairs
Cole, Arthur Painting	RT1209-080311-Services	8/3/2011	Cleaning & Painting
Dynamic Dock & Door	RT1209-101409-Services	10/14/2009	Replace docks & seals
East Coast Lot & Pavement	RT1209-100311-Services	10/3/2011	Linestriping
Enfield Builders	RT1209-08411-Construction	8/1/2011	Retro fit for new tenant
	Change Order	10/10/2011
Eng. Design Consultants	RT1209-032911-Consultant	3/29/2011	Geotechnical inspect.&report
Forish Construction	RT1209-1009-Services	10/13/2010	Snow removal
Fuss & O'Neill	RT1209-091510-Services	9/15/2010	Remove USTs
Gemini Electric	RT1209-090209-1-Services	9/2/2009	Remove power from pkg lot
	NA	1st Amend., 9/30/10	Additional work
Chubb (formerly HFP Fire	RT1209-102709-Services	10/6/2009	Fire Alarm&Sprink. Testing
Protection)	RT1209-102709-1st Amend.	1st Amend.,10/27/09	Repairs & supplies
	RT1209-070110-2nd Amend.	2nd Amend, 7/1/10	Addt'l repairs&supplies
Industrial Handling Sys.	RT1209-111210-Services	11/12/2010	Dock repairs
Industrial Handling Sys.	RT1209-080111-Services	8/1/2011	Additional dock repairs
	RT1290-091611-1st Amend.	1st Amend., 9/16/11	Repairs & supplies
Industrial Technical Serv.	RT1209-110309-Services	11/3/2009	Replace security photo eyes
Industrial Technical Serv.	RT1209-121710-Services	12/17/2010	Install communication panel
	RT1209-052711-1st Amend.	1st Amend., 5/27/11	Panel replacement
Industrial Technical Serv.	RT12090-062911-Services	6/29/2011	Install lighting
	RT1209-102411-1st Amend.	1st Amend., 10/24/11	Addt'l labor & supplies
JG Home Improvement	RT1209-122810-Services	10/5/2011	Install handrail
JS Painting	RT1209-103009-Services	10/30/2009	Painting
JG Home Improvement	RT1209-110311 Services	11/3/2011	Make-ready work
Landscaping by Anderson	RT1209-080411-Services	8/4/2011	Restrooms&dock door rehab
	RT1209-090911-1st Amend.	1st Amend, 9/9/11	Repair fence
Landscaping by Anderson	RT1209-110411-Services	11/4/2011	Replace concrete columns
MJ Development	RT1209-102810-Services	10/28/2011	Demolition
	RT1209-111210-1st Amend.	1st Amend., 11/12/2010	sprinkler & carpet repairs
MJ Development	RT1209-110411-Services	11/4/2011	Repair steel columns
Murray Paving	RT1209-090711-Construction	9/7/2011	Paving & reclamation
Newbury Design Assoc.	RT1209-062411-Consultant	6/24/2011	Contract prep.&admin.
Nicolazzo Landscaping	RT1209-04010-Services	3/15/2010	Landscaping
Roof Mgmt. Consultants	RT1209-072111-Consultant	7/21/2011	Roof insp.&design
RRC Engr.	RT1209-090711-Consultant	7/7/2011	Prepare CADD Plans
RTK Environmental Group	RT1209-120209-Services	12/2/2009	Surveys & reports
Shea Tree Service	RT1209-100709-Services	10/7/2009	Tree & Shrub Removal
US Pavement	RT1209-072610-Services	7/26/2010	Paving
Westfield Gas	Services Contract	1/11/2010	Energy Audit
Westfield Glass Co.	Proposal-Supplies	9/1/2010	Glass door installation
TC Conway	No Contract Available	Lien Waiver-3/10/11
Design Central	No Contract Available	Lien Waiver- 4/8/11
CB Richard Ellis - New England Partners	Exclusive Leasing and Sales Agreement		Leasing Services
JS Paint	Supplies Contract	4/29/2009	Painting Supplies

RT1210 - CLINTON (100), MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Bluewater Holding Co.	RT1210-080309-Services	8/3/2009	Plumbing
Cogswell Sprinkler	RT1210-020310-Services	2/23/2011	Sprinkler Testing&maint.
Comcast	Services Contract	2/9/2010	Cable installation
Dynamic Dock & Door	RT1210-052010-Services	5/2/2010	Dock repairs
East Coast Paving	NIP1200091911	8/19/2011	Paving
Jim's Lock & Key	RT1210-072909-Services	7/29/2009	Locksmith
JS Painting Co.	RT1210-111710-Services	11/17/2010	Painting
Landscaping by Anderson	RT1210-092209-Services	9/22/2009	Pavement repairs
Landscaping by Anderson	RT1210-042210-Services	8/22/2010	Roof & sidewalk repairs
Metro Sign & Awning	RT1210-102810-Services	10/28/2010	Awning design
Power Products	RT1210-012010-Services	1/20/2010	Fire pump maintenance
Richard Bros. Electric	RT1210-050510-Services	5/5/2010	Fire Alarm testing
Richard Bros. Electric	RT1210-052410-Services	5/24/2010	Electrical work
Riverside Tree	RT1210-01009-Services	10/16/2009	Tree cutting
Riverside Tree	RT1210-1009-Services	10/29/2009	Snowplowing
Riverside Tree	RT1210-0410-Services	3/16/2010	Lawn maintenance
Tech Mechanical	Services Contract	12/9/2009	Gas Fittings
Stubblebine Company	Leasing Services Agreement		Leasing Services

RT1199 - CLINTON (111), MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Down to Earth Construction	RT1199-042511-Services	4/25/2011	Repair doors & stairs
East Coast Paving	NIP1200091911-Services	8/19/2011	Paving
FLI Environmental	RT1199-111411-Services	11/14/2011	Asbestos testing
Fuss & O'Neill	RT1199-071911-Services	7/19/2011	UST Closures
	Change Order	8/8/2011	Addt'l Work
	Change Order credit	10/17/2011	Addt'l work
	RT1199-103011-1st Amend.	1st Amend, 10/3/11	Addtl' Work
	RT1199-101111-2nd Amend.	2nd Amend., 10/11/11	Risk study
Fuss & O'Neill	Vendor Letter Agreement	8/23/2011	Removal of Hazardous mat'ls
Landscaping by Anderson	RT1199-092410-Services	9/24/2010	Repair asphalt&drain pipes
Miller Engr.	RT1199-110210-Services	11/2/2010	Compression testing
Richard Bros.	RT1199-092910-Services	9/29/2010	Fire alarm testing&serv.
Roof Mgmt. Consultants	RT1199-090711-Consultant	9/7/2011	Roof Replacement Consult.
Tech Mechanical Systems	RT1199-092710-Services	9/27/2010	Gas Heat Installation
Weather Shield, Inc.	RT1199-082410-Services	8/24/2010	Roof repairs

RT1211 - DEVENS (50)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Coastal Construction	RT1211-093010-Services	9/30/2010	General Construction
		1st Amend., 10/6/10	Add'l work
		2nd Amend., 11/23/10	Add'l work
Cogswell Sprinkler	RT1211-022311-Services	2/23/2011	Sprinkler testing & service
Cogswell Sprinkler	RT1210-020310-Services	1/29/2010	Sprinkler testing & service
ESD Associates	RT1211-052410-Services	5/24/2010	Detention basin repair
Fairborn Equipment Co.	RT1211-092810-Services	9/28/2010	Dock repairs
Landscaping by Anderson	RT1211-101310-Services	10/13/2010	Concrete sidewalk installation
PC Myette, Inc.	RT1211-101909-Services	10/19/2009	Snow removal
Northeast Electrical	RT1211-100610-Services	10/6/2010	Install electrical subpanel
	RT1211-101310-1st Amend.	1st Amend., 10/13/10	Add'l work
Power Products	RT1211-011810-Services	1/18/2010	Fire pump maintenance
Richard Bros. Electric	RT1211-050510-Services	5/5/2010	Fire alarm testing
	RT1211-100110-1st Amend.	1st Amend., 10/1/10	Install new equipment
Richard Bros. Electric	RT1211-051810-Services	5/18/2010	Hi-bay lighting repairs
Richard Bros. Electric	RT1211-122710-Services	12/27/2010	Electrical work
Riverside Tree & Landscape	RT1211-0410-Services	3/16/2010	Landscaping
Tech Mechanical	NIP-120909- Services	12/9/2009	HVAC Servicing
CB Richard Ellis - New England Partners	Exclusive Leasing and Sales Agreement	2/27/2009	Leasing Services
USA Department of the Army	Indemnification of transferee of closing defense property		Environmental indemnification
USA Department of the Army	Quitclaim Deed	5/9/1996	Environmental indemnification
Department of Environmental Protection Executive Office of Environmental Affairs Attorney General of the Commonwealth Mass Government Land Bank	Administrative Consent Order and Covenant not to Sue	5/24/1996	Environmental indemnification

RT1212 - WESTMINSTER, MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
American Refrigeration	RT1212-090211-Services	9/2/2011	Compressor & Condensor maint.
Bluewater Holding Corp.	RT1212-090409-Services	8/3/2009	Plumbing
Chemtreat	NA	8/17/2009	Water treatment
Cogswell Sprinkler Co.	RT1212-112309-Services	11/23/2009	Fire pump replacement
East Coast paving	NIP1200091911-Services	8/19/2011	Paving
Fuss & O'Neill	NIP050911-Services	5/9/2011	Air Emissions Reporting
Industrial Piping	RT1212-071210-Services	7/12/2010	Roof leak repairs
Landscaping by Anderson	RT1212-072910-Services	7/29/2010	Catch Basin Repair
	RT1212-092110-1st Amend.	1st Amend., 9/21/10	Replace fire hydrant
Landscaping by Anderson	RT1212-102709-Services	10/27/2009	Snowplowing
Landscaping by Anderson	RT1212-101910-Services	10/6/2010	Snowplowing
Milton Cat Power Systems	RT1212-081611-Services	8/16/2011	Fire pump&generator maint.
Northeast Electrical	Services Contract	6/29/2010	Install meters & transformers
		1st Amend., 6/15/11	Add'lt work
Raborne Electric Corp.	RT1212-090109-Services	9/1/2009	Electrical work
Richard Bros. Electric	RT1212-082610-Services	8/26/2010	Install electric sprinkler bells
Riverside Tree & Landscape	RT1212-0410-Services	3/16/2010	Landscaping
Rounds, Frank I. Company	RT1212-101409-Services	9/14/2009	Boiler service & maintenance
Schneider Electric	RT1212-031910=Services	3/19/2010	Upgrading network systems
Simplex Grinnell	RT1212-012611-Services	1/26/2011	Fire alarm & sprinkler testing
Simplex Grinnell	RT1212-060310-Services	6/3/2010	Fire alarm hookup to central monitoring
	RT1212-071310-1st Amend.	1st Amend, 7/13/10	Add'lt work
	RT1212-081310-2nd Amend.	2nd Amend., 8/13/10	Add'lt work
	RT1212-101310-3rd Amend.	3rd Amend., 10/13/10	Add'lt work
Tech Mechanical Systems	NIP-120909-Services	12/9/2009	Multi-NIP-property HVAC servicing
United Compressor & Pump	RT1212-112310-Services	11/23/2010	Dry pit waste pump & well servicing
RH White Construction	RT1212-100609-Services	10/6/2009	Sewer pump station maintenance
CB Richard Ellis - New England Partners	None	2/2/2009	Leasing Services
Digital Equipment Corporation	Environmental Cleanup and Indemnity Agreement	6/28/1994	Environmental indemnification
Goodrich Westminster Limited Partnership	Environmental Indemnity and Access Agreement	9/27/2005	Environmental indemnification

RT1213 and RT 1200 - TEWKSBURY, MA (495 and 515)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Armstrong Sprinkler	RT1213-0709-Services	7/14/2009	Replace sprinkler equipment
Armstrong Sprinkler	RT1213-031411-Services	3/14/2011	Sprinkler system installation
Charron Plumbing	RT1213-092010-Services	9/20/2010	Plumbing
Coastal Construction Co.	RT1200-080310-Services	8/3/2010	General construction
Cogswell Sprinkler Co.	RT1213-042811-Services	4/28/2011	Repair fire pump
Down to Earth construction	RT1200-092010-Services	9/20/2010	General Repairs
East Coast Paving	NIP1200091911-Services	8/19/2011	Paving
Embree Elevator	RT1213-0809-Services	8/13/2009	Elevator maintenance
Emmett Electrical Service	RT1213-112009-Services	11/20/2009	Electrical work
Energenix	RT1213-051910-Services	5/7/2010	Submetering invoicing
FLI Environmental	RT1213-032510-Services	3/25/2010	Asbestos inspection
Fuss & O'Neill	NIP-050911	5/9/2011	Environmental work
Greenman-Pedersen, Inc.	RT1213-111111-Services	11/11/2011	Bridge inspection &recommendations
Ironoak Construction	RT1200-100511-Services	10/5/2011	General construction
Kendall Boiler	RT1213-051810-Services	5/18/2010	Boiler repairs
Kone, Inc.	RT1200-0710-Services	7/12/2010	Elevator maintenance
National Grid	Their Contract	2/17/2010	Submetering work - gas
Northeast Electrical	RT1200-121509-Services	12/15/2009	Submeter Installation - electric
Power Products Systems	RT1213-012010-Services	1/20/2010	Fire Pump Maintenance
	RT1213-081310-1st Amend.	1st Amend., 8/13/10	Addt'l insurance requirements
Rounds, Frank I. Co.	RT1213-102609-Services	9/26/2009	Boiler maintenance
	RT1213-111909-1st Amend.	1st Amend., 11/19/09	Addt'l work
Tech Mechanical Systems	Quote	7/15/2009	Repair/replace RTUs-515 Woburn
T&K Asphalt Serv.	RT1213-0410-Services	4/4/2010	Pavement repairs
United Compressor	RT1213-0809-Services	8/8/2009	Sewer Pump station servicing
Viking Tree	RT1213-0410-Services	3/15/2010	Landscaping
Viking Tree	RT1213-070711-Services	7/7/2011	Landscaping-Berm
Viking Tree	RT1213-0410-Services	3/15/2010	Landscaping-515 Woburn
Viking Tree	RT1213-0410	3/15/2010	Landscaping-495 Woburn
Viking Tree	RT1213-091809-Services	9/18/2009	Landscaping-515 Woburn
Wilson, Bruce Landscaping	RT1213-102510-Services	10/25/2010	Snow Removal-Salter School
Wilson, Bruce Landscaping	RT1213-1009-Services	10/16/2009	Snow Removal -Riverview
Cushman & Wakefield	Leasing Services Agreement		Leasing Services
Gensler	Work Authorization #1	6/22/2011	Architecture Services
Gensler	Work Authorization #2	9/15/2011	Architecture Services
Newbury Design Associates	Riverview Master Plan / Elevations #06810	11/29/2010	Architecture Services
Newbury Design Associates	Riverview Master Plan / Elevations #07711	11/29/2010	Architecture Services
Newbury Design Associates	Change Order 01: Continuation of Services #6810 & #7711	2/8/2011	Architecture Services
Raytheon Company	Purchase & Sale Agreement 6/28/96	12/19/1996	Environmental indemnification
Raytheon Company	Easement Agreement	12/19/1996	Environmental indemnification

RT1214 - DEDHAM, MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Donlon-Draper, Inc.	RT1214-102510-Services	10/25/2010	Snowplowing
Donlon-Draper, Inc.	RT1214-110311 - Services	11/3/2011	Snowplowing
East Coast Paving	NIP1200091911-Services	8/19/2011	Paving
Hydra Tech Inc.	RT1214-110210-Services	11/2/2010	Leak Repairs
Nick Nicolazzo Landscaping	RT1214-04010-Services	3/15/2010	Lawn care
Northeast Electrical	RT1214-020810-Services	2/8/2010	Fire Alarm Testing
	RT1214-100610-1st Amend.	1st Amend., 10/6/10	Add'l work
Norwood Fire Protection	RT1214-022410-Services	2/18/2010	Sprinkler Syst. Testing
	RT1214-071610-1st Amend.	1st Amend., 7/16/10	Fire pump inspection
Power Products Systems	RT1214-061310-Services	6/13/2010	Fire pump maint. Testing
	RT1214-081310-1st Amend.	1st Amend., 8/13/10	Ins. Requirements
Richard Bros. Electric	RT1214-120210-Services	12/2/2010	Fire alarm reprogramming
Richard Bros. Electric	RT1214-070910-Services	7/9/2010	Fire alarm installation
	RT1214-082610-1st Amend.	1st Amend., 8/26/10	Add'l work
CB Richard Ellis - New England Partners	Exclusive Leasing and Sales Agreement	3/31/2009	Leasing Services
Roof Management, LLC	Consulting Service Proposal/Agreement	5/14/2009	Roof Consultation
Weathershield Inc.	Agreement Between Owner and Contractor	6/17/2009	Roof Replacement
Highpoint Engineering	Additional Services Directive	9/6/2010	Engineering Services

RT1215-NORWOOD, MA

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Cummings Northeast	RT1215-110309-Services	10/9/2009	Fire Pump maint.
East Coast Paving	NIP12000-91911-Services	8/19/2011	Paving
Energenix Co., Inc.	RT1215-051910-Services	5/7/2010	Submetering-bill preparation
LEC Environmental Consult.	RT1215-110910-Services	11/9/2010	Site evaluation work
Nick Nicolazzo Landscaping	RT1215-0110-Services	10/16/2009	Snowplowing
Nick Nicolazzo Landscaping	RT1215-04010-Services	3/15/2010	Landscaping
Nick Nicolazzo Landscaping	RT1215-110311 - Services	11/3/2011	Snowplowing
Northeast Electrical Inc.	RT1215-121509-Services	12/15/2009	Submeter installation
Northeastern Petroleum Serv.	RT1215-111909-Services	11/19/2009	Replace oil tank
Norwood Fire Protection	RT1215-100509-Services	10/5/2009	Sprinkler&fire pump testing
Norwood Fire Protection	RT1215-022410-Services	2/18/2010	Sprinkler sys. Testing &maint.
Power Products Systems	RT1215-061310-Services	6/13/2010	Fire Pump testing & maint.
Richard Bros. Electric	RT1215-092809-Services	9/28/2009	Alarm Monitoring
	RT1215-031010-1st Amend.	1st Amend,. 3/10/10	Addt'l Work
	RT1215-043010-2nd Amend.	2nd Amend., 4/30/10	Addt'l Work
Sean Farrell Excavation	NA	10/6/2009	Excavation
T&K Asphalt	RT1215-0410 -Services (not signed)	4/26/2010	Paving
NAI Hunneman Commercial	Leasing Services Agreement	5/2/2011	Leasing Services

RT1216 and RT1225 - MERRIMACK, NH (57 and 59)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
A-Best Abatement, Inc.	RT1216-081211-Services	8/12/2011	Asbestos removal
AHA Consulting Engineers	RT1216-062211-Consulting	6/22/2011	Engineering plan design
AHA Consulting Engineers	RT1225-080511-Consulting	8/5/2011	Fire alarm system replacement
A&M Roofing Services	RT1216-090811-Construction	9/8/2011	Roofing replacement
Alarm Central	Acct. #629691 & 629689	NA	Fire alarm monitoring
Armstrong Sprinkler	RT1225-080811-Services	8/8/2011	Sprinkler system work
Basement Systems of NH	RT1216-010510-Services	1/5/2010	Sump pump & drain
	RT1216-010910-1st Amend.	1st Amend., 9/1/10	Add'l work
Charron Plumbing	RT1225-052711-Services	5/27/2011	Hot Water heating installation
Cogswell Sprinkler Co.	RT1216-040511-Services	4/5/2011	Fire sprinkler density study-57DWH
Cogswell Sprinkler Co.	RT1216-082310-Services	8/23/2010	Fire sprinkler density study-59DWH
Cranney Companies	RT1216-090111-Services	9/1/2011	Submetering work
Cranney Companies	RT1225-083110-Services	8/31/2010	Electrical Work - 59DHW
	RT1225-061511-1st Amend.	1st Amend., 6/15/11	Add'l work
DLB Paving, Inc.	RT1216-081211-Services	8/12/2011	Paving - Nanocomp
DLB Paving, Inc.	RT1225-081211-1-Services	8/12/2011	Paving - Puget Sound
	RT1225-101311-Services	1st Amend., 10/13/11	Add'l work
DLB Paving, Inc.	RT1225-081211-2-Services	8/12/2011	Clean out-CAM Area
Duane Equipment Corp.	RT1225-080111-Services	8/1/2011	Demolition & facility cleaning-59DWH
Duane Equipment Corp.	RT1216-121009-Services	12/1/2009	Demolition & facility cleaning - 57 DWH
	RT1216-012110-1st Amend.	1st Amend., 12/10/09	Insurance requirement
Existing Conditions	RT1216-042511-Services	4/25/2011	CADD for plans for 59DWH
Fairborn Equipment Co.	RT1225-080811-Services	8/1/2011	Dock repairs
Hydra Tech, Inc.	RT1225-041111-Services	4/11/2011	Leak Survey
	RT1225-050211-1st Amend.	1st Amend., 5/5/11	Add'l work
JS Painting Co., Inc.	RT1216-072710-Services	7/27/2010	Painting-57DWH
Knotts Land Care	RT1216-102510-Services	10/25/2010	Snowplowing-57DWH
Knotts Land Care	RT1225-0410-Services	3/16/2010	Landscaping-57&59 DWH
Landscaping by Anderson	RT1225-091411-Services	9/14/2011	Install ADA Handicap Ramp
Landscaping by Anderson	RT1216-072111-Services	7/2/2011	Retaining wall
	RT1216-080511-1st Amend.	1st Amend., 8/5/11	Drainage work
	RT1216-091611-2nd Amend.	2nd Amend., 9/16/11	Install guard rail
	RT1216-100511-3rd Amend.	3rd Amend., 10/5/11	Replace existing ramp
	RT1216-102411-4th Amend.	4th Amend., 10/5/11	Addt'l work
	RT1216-121211 5th Amendment	5th Amendment	Punchlist for
Landscaping by Anderson	RT1225-080511-Services	8/5/2011	Install concrete steps
MJ Development	RT1216-080111-Services	8/1/2011	Review demolition&const. bids - Nanocomp
MJ Development	RT1225-090111-Services	9/1/2011	General Contractor-Puget Sound
Newbury Design Associates	RT1225-072911-Consulting	7/29/2011	Provide contract docs -Puget Sound
Newbury Design Associates	RT1216-072911-Consulting	7/29/2011	Provide contract docs -Nanocomp
Newbury Design Associates	RT1225-111111-Consulting	7/29/2011	Tenant Fit-up-59 DWH
Northeast Electrical, Inc.	RT1225-082911-Services	8/29/2011	Electrical Work-Puget Sound
	RT1225-091211-1st Amend.	1st Amend., 9/12/11	Add'l work
Northeast Electrical, Inc.	RT1216-062510-Services	6/25/2010	Electrical repairs
	RT1216-071310-1st Amend.	1st Amend., 7/7/10	Add'l work
	RT1216-100610-2nd Amend.	2nd Amend., 10/6/10	Add'l work
Northeast Electrical, Inc.	RT1225-103111-Construction	10/31/2011	Replace Fire Alarm System
Power Products	RT1225-111010-Services	11/10/2010	Fire pump engine servicing
Public Service of NH	Letter agreement	8/22/2011	Utility extension work
Roof Management Consultants, Inc	RT1216-071911-Consultomg	7/19/2011	Roofing design
Simplex Grinnell	RT1216-040111-Services	4/1/2011	Sprinkler/fire pump testing
Simplex Grinnell	RT1216-111709-Services	11/17/2009	Sprinkler/fire pump testing
Tech Mechanical	RT1216-091911-Services	9/19/2011	HVAC maintenance-59 DWH
T&K Asphalt Services	RT1216-072810-Services	7/28/2010	Replace Concrete
T&K Asphalt Services	RT1216-091911-Services	10/1/2009	Replace Concrete
Weathershield	NA	6/14/2010	NA
Wilson Landscaping	RT1216-101609-Services	10/16/2009	Snowplowing-57&59 DWH
CB Richard Ellis - New England	Exclusive Right to Lease Contract	1/16/2009	Leasing Services
Cushman & Wakefield of New Hampshire Inc.	Commission Rates	4/14/2011	Leasing Services

RT1216 and RT1225 - MERRIMACK, NH (57 and 59)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Roof Management, LLC	Consulting Service Proposal/Agreement	5/14/2009	Roof Consultation
Weathershield Inc.	Agreement Between Owner and Contractor	6/17/2009	Roof Replacement
Nashua Corporation	Post Closing Remediation Agreement	11/29/2009	Environmental Remediation
Global Trade Advisory	Standby Letter of Credit S594993	11/29/2006	Environmental Indemnity - Letter of Credit

RT1217 - ELLICOTT, NY

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Abate Associates	RT1217-093011-Consulting	9/30/2011	ALTA/ACSM Land Surveys
Ahstrom Schaeffer Elect.	RT1217-022311-Services	2/23/2011	Electrical Repairs
American Contracting	NA	NA	NA
Davis-Ulmer	RT1217-042610-Services	4/26/2010	Fire alarm&sprinkler testing
Fairborn Equipment	NA	NA	NA
Lakeshore Paving	RT1217-102510-Services	10/25/2010	Snow removal & lawn care
Lamb Heating & Cooling	RT1217-011111-Services	1/11/2011	Rooftop HVAC unit repairs
Nat'l Construction rentals	RT1217-013111-Services	1/11/2011	Fence installation & rental
Pyramid Brokerage Company of Buffalo, Inc	Leasing Services Agreement	2/1/2010	Leasing Services
Bond Schoeneck & King	Town of Ellicott Parcels Engagement of Bond, Schoeneck & King, PLLC	10/5/2011	Tax Appeal

RT1218 - GEDDES, NY

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Action Technical Services	RT12181219-020911-Services	2/19/2011	Remove Office Furniture
Airside Technology Corp.	RT1218-0610-Services	6/4/2010	HVAC inspections
Apple Roofing Corp.	RT1218-052311-Services	5/23/2011	Roof Leak Repairs
Associated Fire Protection Corp.	RT1218-061610-Services	6/16/2010	Fire sprinkler testing
Cottrell Land Surveyors	RT1218-093011-Consulting	9/30/2011	ALTA/ACSM Land Surveys
Davis Ulmer Sprinkler Co.	RT1218-072011-Services	7/20/2011	Sprinkler System Inspections
Flower City Pest Elimination	RT1218-0710-Services	7/23/2010	Pest Control Service
Fuss & O'Neill	Letter Agreement	9/7/2011	Environmental Remediation
IPD Engineering	RT1218-072611-Consulting	7/26/2011	Fire alarm replacement
Iron Oak Construction Co.	RT1218-100511-Services	10/5/2011	Warehouse&dock cleanup
Jamas Enterprises, LLC	RT1218-121510-Services	12/15/2010 (Unsigned)	NO EXHIBIT A
Myriad Construction	RT1218-110311-Construction	11/3/2011	Replace fire alarm, sprinkler system & warehouse
Notifier of NY	RT1218-042810-Services	4/28/2010	Fire alarm & sprinkler testing
Treelanders Tree Service, Inc.	RT1218-101410-Services	10/14/2010	Snowplowing
Treelanders Tree Service, Inc.	RT121819-0410-Services	4/14/2010	Lawn care (incl. Walters Rd.)
VIP Structures	RT1218-042610-Services	4/26/2010	Property Inspection
CB Richard Ellis/Syracuse	Leasing Services Agreement	10/15/2010	Leasing Services
Bond Schoeneck & King	Engagement of Bond, Schoeneck & King, LLC	7/2/2010	Tax Appeal
VIP Structures	Project Understanding	3/2/2010	Architecture Services

RT1219 - VAN BUREN, NY

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Action Technical Services	RT1219-0510-Services	2/9/2011	Demolition
Airside Technology Corp.	RT1219-0510 Services	6/4/2010	HVAC inspections
Cral Contracting, Inc.	RT1219-091310-Services	9/13/2010	Remediation work
Flower City Pest Elimination	RT1219-0710-Services	7/23/2010	Pest Control Treatments
Lehr Land Surveyors	RT1219-093011-Consulting	9/30/2011	ALTA Land Surveys
Mollenberg-Betz Inc.	RT1219-092810-Services	9/29/2010	Replace Refrig. System
Treelanders Tree Service	RT12181219-0410-Services	4/14/2010	Lawn care (incl. State Fair Blvd.)
Upstate Electrical Tech.	RT1219-121710-Services	12/17/2010	Review Refrig. System
VIP Development Assoc.	RT1218-042610-Services	4/26/2010	Property Inspections

RT1220 - DUBOIS, PA (FREEZER)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Consolidated Technologies	RT1220-052010-Services	8/24/2010	Replace HVAC Rooftop units
Fairborn Equipment Co.	RT1220-060210-Services	6/2/2010	Replace dock seals & bumpers
HRI, Inc.	RT12201221-0410-Services	4/19/2010	Parking Lot repairs (incl. 891 Beaver)
Industrial Technical Services	RT1221-031610-Services	3/16/2010	Repair lighting system
O.Salandra & Sons, Inc.	RT1220-051010-Services	5/10/2010	Exterior caulking
Penn Central Door	RT1220-060110-Services	6/1/2010	Repair fire doors
	RT1220-102810-1st Amend.	1st Amend., 10/28/10	Addt'l work
Roof Management LTD	NA	NA	Roof design/development
CB Richard Ellis - New England Partners	Commission Agreement	2/9/2010	Leasing Services
Roof Management, LLC	Consulting Service Proposal/Agreement	3/8/2010	Roof Consultation
Burns & Scalo Roofing Company	Agreement Between Owner and Contractor	6/23/2010	Roof Replacement

RT1221 - DUBOIS, PA (DRY WAREHOUSE)

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Fuss & O'Neill	Letter Agreement	8/24/2011	Soil Remediation
Harris Environmental	RT1221-060310-Services	6/3/2010	UST Removal
HRI, Inc.	RT1221-060310--Services	4/19/2010	Parking Lot repairs (incl. 841 Beaver)
Industrial Technical Services	RT1221-031610-Services	3/16/2010	Repair lighting system
North American Roofing Serv.	NA	NA
Roof Management LTD	NA	NA	Design/development
CB Richard Ellis - New England Partners	Commission Agreement	2/9/2010	Leasing Services
Roof Management, LLC	Consulting Service Proposal/Agreement	3/8/2010	Roof Consultation
North American Roofing Services	Agreement Between Owner and Contractor	6/23/2010	Roof Replacement

RT1222 - HOUSTON, TX

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type
Single Ply Systems	Agreement Between Owner and Contractor	2/16/2009	Roof Replacement
Roof Management, LLC	Consulting Service Proposal/Agreement	1/27/2009	Roof Consultation

RT1223 - ABILENE, TX

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type/Service Provided
Abilene Constructors & Tile			Gen'l Construction/Hallway Paint&VCT
ABM			Janitorial Services
Ace Plumbing			Plumbing Repairs
AT&T			Onsite Office Phones/Fax - Fire Lines
AT&T Mobility			Prop Mgmt Cell Phone
Black Plumbing	Limited Scope Services Agreement/Purchase Order	Future - Jan 12	Plumbing/Unit J Repairs and As Needed Misc Repairs
CCI-B Hillcrest I, LP			Management Office Recovery (Monthly Fee)
City of Abilene			Utility - Water
Costar Group			Advertising
Createonline			Email Maint
Day Sign Company			Signage/Pole Lights
DFW Structural Consulting, Inc. (Brad Miller)			Structural Consulting As Needed (Coca-Cola Expansion)
Empire Roofing	Services Contract	9/5/2011, amended 9/11/11	Roof Inspections/Repairs/Replacements/Prev Maint
Inca-Trio Fire Services LLC	Purchase Order		Fire Alarm & Sprinkler Repairs/Inspections
Kardin Systems			Budget Software/Maint
Koetter Fire Protection			Fire System & Line Repairs
Long Electric			Electrical & TI/BI
Lydick Hooks Roofing			Roof repairs/Inspections/Replacements/Prev Maint
Meritax	Agreement for Project Services	10/19/2011	Contest of Taxes/Tax Consulting
Orkin Inc	Service Agreement (Updated Agreement for Project Services in Process)	8/5/2009 & 12/14/2011	Pest Control (Monthly & Quarterly Billings)
Premiere Landscape/Casey Longmire	Agreement for Project Services	4/1/2011	Landscaping (Monthly Billing)
Raydon Inc.			Gen'l Construction
RHS Construction Svcs	Limited Scope Services Agreement	11/18/2011	Gen'l Construction / Unit J Office Finish Out
Roof Management			Roof Inspections/Repairs/Replacements/Prev Maint
Site Stuff Inc			Misc Supplies
Softmirage Inc.			Website Maintenance
Window Works			Janitorial Services
WTU Retail Energy			Utility - Electricity
Paul Johnson & Associates	Property Management Agreement	5/1/2008	Leasing Services
Texas Roof Management	Agreement Between Owner and Contractor	2/16/2009	Roof Replacement
Roof Management, LLC	Consulting Service Proposal/Agreement	1/23/2009	Roof Consultation

RT1224 - CORSICANA, TX

Vendor	Name of Agreement (if applicable)	Contract Date (Amendment date if exists)	Contract Type/Service Provided
AT&T Mobility			Prop Mgmt Cell Phone
Empire Roofing			Roof Repairs/Inspections/Replacement/Prev Maint
Kardin Systems			Budget Software/Maint
Lincoln Construction Inc.			Contractor
Meacham & Apel Architects			Architecture Service
Meritax	Agreement for Project Services	10/19/2011	Contest of Taxes/Tax Consulting
Roof Management LTD			Roof Inspections/Rprs
URS			Environmental Site Survey
Binswanger of Texas, Inc.	Leasing Services Agreement	11/14/2011	Leasing Services

Schedule E
Specified Actions
Penn Traffic Bankruptcy Description

Chapter 11 bankruptcy case #09-14078 (PJW) filed in the United States Bankruptcy Court for the District of Delaware titled Penn Traffic Company, et al.vs Debtors regarding relief from Penn Traffic Company’s lease obligations related to that certain lease agreement dated April 14, 2005 between The Penn Traffic Company, a Delaware Corporation, as tenant and Equity Industrial PT Limited Partnership, a Massachusetts limited partnership, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial PT Limited Partnership as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee. The landlord is currently in negotiations to finalize the loss of claim amount.

Friendly's Bankruptcy Description

Chapter 11 bankruptcy case #11-13167 (KG) filed on October 5, 2011 in the United States Bankruptcy Court for the District of Delaware titled Friendly Ice Cream Corporation, et al.vs Debtors regarding relief from Friendly Ice Cream Corporation’s lease obligation related to that certain lease agreement dated June 25, 1999 between Friendly Ice Cream Corporation, a Massachusetts corporation, as tenant and Billerica Realty Associates Limited Partnership, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Chicopee, LLC, as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee. This case is still under bankruptcy proceedings and the court has not made a decision about the status of the landlord’s lease.

Masonite Bankruptcy Description

Chapter 11 bankruptcy case #09-10844 (PJW) filed on March 16, 2009 in the United States Bankruptcy Court for the District of Delaware titled Masonite Corporation, et al.vs Debtors regarding relief from Masonite Corporation’s lease obligation related to that certain lease agreement dated June 1, 2006 between Masonite Corporation, a Delaware corporation, as tenant and Equity Industrial Westminster, LLC, a Delaware limited liability company and South Shore Development Associates, LLC, a Delaware limited liability company, as assigned to National Industrial Portfolio Borrower, LLC pursuant to that certain Assignment and Assumption of Leases and Contracts dated August 8, 2007 by and between Equity Industrial Westminster, LLC, a Delaware limited liability company and South Shore Development Associates, LLC, a Delaware limited liability company, as Assignor and National Industrial Portfolio Borrower, LLC (currently known as National Industrial Portfolio, LLC) as Assignee. The landlord is currently in negotiations to finalize the loss of claim amount.

______

Bloomfield

Case # CV-11-6018497-S filed at Hartford Superior Court in state of Connecticut titled Lavan Williams vs National Industrial Portfolio, LLC a/k/a National Industrial Portfolio Borrower, LLC, Home Depot U.S.A. Inc., Town Line Stables, LLC and Braga Landscaping, Inc. regarding a “slip and fall” incident that allegedly occurred on January 29, 2009 at 170 Highland Park Drive, Bloomfield, Connecticut. According to Cindy Jaworski of the Law Offices of Cindy Jaworski, a staff counsel office of CNA Insurance Companies, who was representing the landlord, this case was settled in February 2011.

Westfield

Civil Action case number 3:10-cv-30015-JCB filed at the U.S. District Court of Massachusetts titled Kenneth Malinowski vs National Industrial Portfolio, LLC and Home Depot U.S.A., Inc regarding negligence in maintaining and managing the parking lot located at 1111 Southampton Road, Westfield, MA that resulted in bodily harm to the plaintiff on March 15, 2008. According to Mark Albano of Dalsey, Ferrara and Albano who was representing the landlord, this case was settled in Aug of 2011.

____

Clinton (100) Ice Damage

On Feb 3, 2011, a person by the name of Joe Johnson alleges that he was making a pick up at Scholastic Books (existing tenant) located at 100 Adams Road, Clinton, MA. The victim alleges that a large sheet of ice fell off the building and damaged his parked vehicle. His car insurance categorized the damage as a “total loss” and compensated him for the loss of his vehicle. On February 19, 2011, the victim approached PMRG seeking compensation for his total out of pocket loss which he claimed was $2,343. Mr. Johnson’s claim (P 103-075971-01) was forwarded to Liberty Mutual insurance, the landlord’s insurer, for review. The insurance company responded on April 26, 2011 rejecting Mr. Johnson’s claim. No further communication was received from Mr. Johnson.

Tewksbury (515) Slip and Fall

According to an incident report filed on September 13, 20011 by PMRG, an incident allegedly occurred the morning of September 9, 2011, where a student at Salter School (existing tenant) located at 515 Woburn Street, Tewksbury, MA tripped and fell over the edge of the carpet in front of the elevator. The student allegedly had swelling in her face and broke her tooth. The student approached the landlord seeking compensation for her damages. After reviewing the facts of the case, the landlord determined it was not liable for any negligence and communicated that conclusion to the student. No further communication was received from the student.

Westminster

Justin Marois alleges that he was driving his car onto Simplex Drive the morning of April 29,

2011 when his car hit some large pot holes which resulted in a popped tire costing $354 and damage to his alloy 17” rims. He claims there were no signs to warn of the hazard or road work. He initially contacted the landlord seeking compensation for his damages. The landlord then referred him to the vendor performing the pot hole work. No further communication was received from Justin Marois thereafter.

Exhibit H
Lender Release
(See attached form.)

OMNIBUS RELEASE
This OMNIBUS RELEASE (this “Release”) is made as of December 23, 2011, by NATIONAL INDUSTRIAL PORTFOLIO, LLC (f/k/a National Industrial Portfolio Borrower, LLC), a Delaware limited liability company (“Mortgage Borrower”), NATIONAL INDUSTRIAL MEZZ A, LLC, a Delaware limited liability company (“Mezzanine A Borrower”), NATIONAL INDUSTRIAL MEZZ B, LLC, a Delaware limited liability company (“Mezzanine B Borrower”), NIPB MEZZ C, LLC, a Delaware limited liability company (“Mezzanine C Borrower”), NIPB MEZZ D, LLC, a Delaware limited liability company (“Mezzanine D Borrower”), NIPB MEZZ E, LLC, a Delaware limited liability company (“Mezzanine E Borrower” and, together with Mortgage Borrower, Mezzanine A Borrower, Mezzanine B Borrower, Mezzanine C Borrower and Mezzanine D Borrower, “Borrowers”), HACKMAN CAPITAL PARTNERS, LLC, a California limited liability company (“HCP”), MICHAEL D. HACKMAN, an individual (“Hackman”), JONATHAN EPSTEIN, an individual (“Epstein”), WILLIAM MANLEY, an individual (“Manley”) and CALARE PROPERTIES, INC., a Delaware corporation (together with HCP, Hackman, Epstein and Manley, “Guarantors”) in favor of Lenders and Lenders’ Affiliates (as such terms are hereinafter defined).
RECITALS:
A.    NIP JV, LLC (f/k/a OCM Industrial Holdings, L.P.), a Delaware limited liability company (“NIP JV”), as successor (by assignment) to Citigroup Global Markets Realty Corp. (“CGMRC”), as lender (in such capacity, “Mortgage Lender”), and Mortgage Borrower, as borrower, are parties to that certain Second Amended and Restated Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of November 19, 2008, by and between Mortgage Lender and Mortgage Borrower, by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of July 9, 2010, by and between Mortgage Lender and Mortgage Borrower, by that certain Omnibus Amendment to Loan Documents, dated as of August 9, 2011, by and between Lenders and Borrowers, and acknowledged and consented and agreed to by Guarantors (the “Omnibus Amendment”), and by that certain e-mail correspondence between Dennis Martin and Taejo Kim on November 30, 2011 and December 15, 2011 (the “Deadline Extension”) (as so amended, the “Mortgage Loan Agreement”). All capitalized terms used and not defined in this Release shall have the meanings assigned to them in the Mortgage Loan Agreement.
B.    NIP JV, as successor (by assignment) to CGMRC, as lender (in such capacity, “Mezzanine A Lender”), and Mezzanine A Borrower, as borrower, are parties to that certain Second Amended and Restated Mezzanine A Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine A Loan Agreement”).
C.    NIP JV, as successor (by assignment) to Normandy NIP Holdings, LLC, as lender

(in such capacity, “Mezzanine B Lender”), and Mezzanine B Borrower, as borrower, are parties to that certain Mezzanine B Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine B Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine B Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine B Loan Agreement”).
D.    NIP JV, as successor (by assignment) to CGMRC, as lender (in such capacity, “Mezzanine C Lender”), and Mezzanine C Borrower, as borrower, are parties to that certain Mezzanine C Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine C Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine C Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine C Loan Agreement”).
E.    NIP JV, as successor (by assignment) to CGMRC, as lender (in such capacity, “Mezzanine D Lender”), and Mezzanine D Borrower, as borrower, are parties to that certain Mezzanine D Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine D Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine D Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine D Loan Agreement”).
F.    NIP JV, as successor (by assignment) to CGMRC, as lender (in such capacity, “Mezzanine E Lender” and, together with Mortgage Lender, Mezzanine A Lender, Mezzanine B Lender, Mezzanine C Lender and Mezzanine D Lender, “Lenders”), and Mezzanine E Borrower, as borrower, are parties to that certain Mezzanine E Loan Agreement dated as of May 8, 2008, and effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine E Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine E Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine E Loan Agreement”).
F.    Borrowers and Lenders are parties to that certain Agreement in Lieu of Foreclosure dated the date hereof, by and between Lenders and Borrowers, and acknowledged and consented and agreed to by Guarantors (the “DIL Agreement”), pursuant to which, among other things, Borrowers agreed to execute and deliver this Release.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Guarantors on behalf of themselves and their respective successors and assigns (collectively, the “Releasors”) hereby (a) jointly and severally release, acquit and forever discharge Lenders and their respective parents, subsidiaries and affiliates and the officers, directors, managers, employees, agents, successors and assigns of Lenders and their respective parents, subsidiaries and affiliates, in each case both present and former (collectively, “Lenders’ Affiliates”) from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including without limitation cross-claims, counterclaims and rights of set-off and recoupment) and demands whatsoever,

2

whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasor has or may have against any Lenders and/or Lenders’ Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Loan Documents or the transactions contemplated thereby, including without limitation any claim or defense that relates to (i) the making or administration of the Loans, including without limitation any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) any actions or omissions of any Lenders and/or Lenders’ Affiliates in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity with respect to the Loan Documents, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees or (viii) damages to business reputation, and (b) jointly and severally (i) acknowledge and agree that neither Lenders nor any Lenders’ Affiliates have any further obligation to advance any funds under the Loan Documents, including without limitation any “Future Advance” (as defined in the Mezzanine E Loan Agreement) under the Mezzanine E Loan Agreement, and (ii) release, acquit and forever discharge Lenders and the Lenders’ Affiliates from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including without limitation cross-claims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasor has or may have against any Lenders and/or Lenders’ Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on any such obligation, and (c) covenant not to initiate any action or proceeding against any Lenders and/or Lenders’ Affiliates in connection with or relating to any actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands described in clause (a) or (b) of this sentence, and (d) acknowledge that Lenders did not give Releasors tax advice with respect to the transactions contemplated in this Release, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith, and that Releasors relied on their own tax advisors with respect thereto; provided, however, that nothing in this Release, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith shall release NIP JV or NIP Owner, LLC, a Delaware limited liability company, from any and all liabilities and obligations of such parties under Sections 5.2 and 5.4 of the DIL Agreement. Each of the Releasors represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any matter being released by the Releasors pursuant hereto to any other person or entity, and that the release contained in this paragraph constitutes a full and complete release of such released matters.
This Release shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within said State. This Release may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one instrument.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Release on the day and year first above written.

MORTGAGE BORROWER:

NATIONAL INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
    Name: Michael D. Hackman
    Title: Authorized Signatory

4

MEZZANINE A BORROWER:

NATIONAL INDUSTRIAL MEZZ A, LLC,
a Delaware limited liability company

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By: NIPB Mezz C, LLC, a Delaware limited liability company
     Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:    NIPB Mezz E, LLC, a Delaware limited liability company
    Its: Sole Member

By:    National Industrial Mezz B, LLC,
a Delaware limited liability company
        Its: Sole Member

By:    National Industrial Holdings, LLC,
a Delaware limited liability company
            Its: Sole Member

By:    New Leaf – KBS JV, LLC,
a Delaware limited liability company
                Its: Sole Member

By:    New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
                    Its: Managing Member

By: _________________________
                      Name: Michael D. Hackman
                     Title: Authorized Signatory

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MEZZANINE B BORROWER:

NIPB MEZZ B, LLC,
a Delaware limited liability company

By: NIPB Mezz C, LLC, a Delaware limited liability company
Its: Sole Member

By:    NIPB Mezz D, LLC, a Delaware limited liability company
        Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:    National Industrial Mezz B, LLC,
a Delaware limited liability company
        Its: Sole Member

By:    National Industrial Holdings, LLC,
a Delaware limited liability company
            Its: Sole Member

By:    New Leaf – KBS JV, LLC,
a Delaware limited liability company
                Its: Sole Member

By:    New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
                    Its: Managing Member

By: _________________________
                      Name: Michael D. Hackman
                     Title: Authorized Signatory

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MEZZANINE C BORROWER:

NIPB MEZZ C, LLC,
a Delaware limited liability company

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:    NIPB Mezz E, LLC, a Delaware limited liability company
        Its: Sole Member

By:    National Industrial Mezz B, LLC,
a Delaware limited liability company
    Its: Sole Member

By:    National Industrial Holdings, LLC,
a Delaware limited liability company
        Its: Sole Member

By:    New Leaf – KBS JV, LLC,
a Delaware limited liability company
            Its: Sole Member

By:    New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
                Its: Managing Member

By: ______________________________
                  Name: Michael D. Hackman
                 Title: Authorized Signatory

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MEZZANINE D BORROWER:

NIPB MEZZ D, LLC,
a Delaware limited liability company

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By: National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole Member

By:	National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By:    New Leaf – KBS JV, LLC,
a Delaware limited liability company
    Its: Sole Member

By:    New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
        Its: Managing Member

By: _________________________________
          Name: Michael D. Hackman
         Title: Authorized Signatory

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MEZZANINE E BORROWER:
NIPB MEZZ E, LLC,
a Delaware limited liability company

By: National Industrial Mezz B, LLC,
a Delaware limited liability company
Its: Sole member

By: National Industrial Holdings, LLC,
a Delaware limited liability company
Its: Sole Member

By: New Leaf - KBS JV, LLC,
a Delaware limited liability company
Its: Sole Member

By: New Leaf Industrial Partners Fund, L.P.,
a Delaware limited partnership
Its: Managing Member

By: _______________________________
     Name: Michael D. Hackman
                  Title: Authorized Signatory

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GUARANTORS:

HACKMAN CAPITAL PARTNERS, LLC,
a California limited liability company

By: __________________________
Name: Michael D. Hackman
Title: Authorized Signatory

CALARE PROPERTIES, INC.,
a Delaware corporation

By: __________________________
Name:
Title:

___________________________________
MICHAEL D. HACKMAN, individually

__________________________________
JONATHAN EPSTEIN, individually

__________________________________
WILLIAM MANLEY, individually

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Exhibit I
Mortgage Loan Assumption
(See attached form.)

ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF MORTGAGE LOAN (this “Agreement”) is made as of December 23, 2011, by and among NATIONAL INDUSTRIAL PORTFOLIO, LLC, a Delaware limited liability company (“Assignor”), NIP OWNER, LLC, a Delaware limited liability company (“Assignee”), NIP JV, LLC (f/k/a OCM Industrial Holdings, L.P.), a Delaware limited liability company (“Lender”), HACKMAN CAPITAL PARTNERS, LLC, a California limited liability company (“HCP”), MICHAEL D. HACKMAN, an individual (“Hackman”), JONATHAN EPSTEIN, an individual (“Epstein”), WILLIAM MANLEY, an individual (“Manley”) and CALARE PROPERTIES, INC., a Delaware corporation (together with HCP, Hackman, Epstein and Manley, “Guarantors”).

RECITALS:

A.    Assignor and Lender (as successor (by assignment) to Citigroup Global Markets Realty Corp.) are parties to that certain Second Amended and Restated Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of November 19, 2008, by and between Assignor and Lender, by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of July 9, 2010, by and between Assignor and Lender, by that certain Omnibus Amendment to Loan Documents, dated as of August 9, 2011, by and between Lenders and Borrowers (as such terms are defined therein), and acknowledged and consented and agreed to by Guarantors (the “Omnibus Amendment”), and by that certain e-mail correspondence between Dennis Martin and Taejo Kim on November 30, 2011 and December 15, 2011 (as so amended, the “Loan Agreement”). All capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the Loan Agreement.

B.    The loan made to Assignor in accordance with the Loan Agreement (the “Loan”) is secured by the Security Instruments encumbering the Properties, which are more particularly described on Schedule B attached hereto and by this reference made a part hereof.

C.    Concurrently with the execution and delivery of this Agreement, Assignor is conveying each of the Properties to Assignee.

D.    Assignor and Lender are parties to that certain Agreement in Lieu of Foreclosure dated the date hereof, by and between Lenders and Borrowers (as such terms are defined therein), and acknowledged and consented and agreed to by Guarantors (the “DIL Agreement”), pursuant to which, among other things, Assignor and Lender agreed to execute and deliver this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Assignment. Subject to Section 6.5 of the DIL Agreement, Assignor hereby assigns, transfers, conveys and sets over unto Assignee all of Assignor’s right, title and interest, and all of its obligations, duties and liabilities, under the Loan Agreement and the other Loan

Documents (such assignment, transfer, conveyance and setting over, the “Assignment”).

2.    Assumption. Subject to Section 6.5 of the DIL Agreement, Assignee hereby accepts the Assignment, and assumes all of Assignor’s obligations, duties and liabilities under, and agree to be bound by, the Loan Agreement and the other Loan Documents (such acceptance, assumption and agreement, the “Assumption”). Assignee hereby acknowledges and agrees as of the date hereof that (a) all of the Loan Documents, as assigned and assumed hereby, are in full force and effect and (b) the liens and security interests created by the Loan Documents (as assigned and assumed hereby) remain valid and existing first-priority liens and security interests and remain in full force and effect without impairment in any respect notwithstanding the Assignment and the Assumption.

3.    Consent and Release. Subject to Section 6.5 of the DIL Agreement, Lender hereby (a) consents to the Assignment and the Assumption, (b) releases, acquits and forever discharges Assignor, Guarantors, and/or their respective parents, subsidiaries and affiliates and the officers, directors, managers, employees, agents, successors and assigns of Assignor and Guarantors and their respective parents, subsidiaries and affiliates, in each case both present and former (collectively, “Assignor’s Affiliates”) from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including without limitation cross-claims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which Lender has or may have against Assignor, any Guarantor and/or Assignor’s Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Loan Documents or the transactions contemplated thereby, including without limitation any claim or defense that relates to any covenants, agreements, obligations, duties and liabilities under the Loan Agreement and the other Loan Documents (including without limitation the obligation to repay the Loan), (c) covenants not to initiate any action or proceeding against Assignor, any Guarantors and/or Assignor’s Affiliates in connection with or relating to any actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands described in clause (b) of this sentence, and (d) acknowledges that Assignor or Guarantors did not give Lender tax advice with respect to the transactions contemplated in this Agreement, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith, and that Lender relied on its own tax advisors with respect thereto; provided, however, that nothing in this Agreement, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith shall (i) release Assignor’s or Guarantors’ obligations under or in respect of the provisions of Section 1(f)(ii) of the Omnibus Amendment or (ii) release Guarantors from any liability for fraud or intentional misrepresentation vis-à-vis Lender, OCM Industrial E-Investments, L.P. or any of their affiliates. Lender represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any matter being released by Lender pursuant hereto to any other person or entity, and that the release contained in this paragraph constitutes a full and complete release of such released matters.

4.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within said State.

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5.    Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

6.    Section Headings. The headings of the sections of this Agreement are for reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Agreement on the day and year first above written.

ASSIGNOR:

NATIONAL INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company

By:	National Industrial Mezz A, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz C, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz D, LLC, a Delaware limited liability company Its: Sole Member

By:	NIPB Mezz E, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Mezz B, LLC, a Delaware limited liability company Its: Sole Member

By:	National Industrial Holdings, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf – KBS JV, LLC, a Delaware limited liability company Its: Sole Member

By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership Its: Managing Member

By:    ________________________
    Name: Michael D. Hackman
    Title: Authorized Signatory

ASSIGNEE:
NIP OWNER, LLC,
a Delaware limited liability company

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

LENDER:
NIP JV, LLC,
a Delaware limited liability company

By: ________________________________
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

GUARANTORS:

HACKMAN CAPITAL PARTNERS, LLC,
a California limited liability company

By: __________________________
Name: Michael D. Hackman
Title: Authorized Signatory

CALARE PROPERTIES, INC.,
a Delaware corporation

By: __________________________
Name:
Title:

___________________________________
MICHAEL D. HACKMAN, individually

__________________________________
JONATHAN EPSTEIN, individually

__________________________________
WILLIAM MANLEY, individually

Schedule A

List of Properties

ADDRESS	PROPERTY NAME
9410 Heinz Way, Commerce City, CO	Commerce City
170 Highland Park Drive, Bloomfield, CT	Bloomfield
85 & 90 Moosup Pond Road, Plainfield (a/k/a Wauregren), CT7	Plainfield
All of the following: 555 Taylor Road, Enfield, CT 561 Taylor Road, Enfield, CT 99 Print Shop Road, Enfield, CT 100 Print Shop Road, Enfield, CT 300 Shaker Road, Enfield, CT	Enfield Business Park Enfield - Office Enfield - Dav Care Enfield - R&D Enfield - Manufacturing Enfield - Distribution
15 & 31 Independence Drive, Devens, MA8	Devens (15) Devens (31)
50 Independence Drive, Devens, MA	Devens (50)
1040 Sheridan Street, Chicopee, MA	Chicopee (1040)
1045 Sheridan Street, Chicopee, MA	Chicopee (1045)
151 Suffolk Lane, Gardner, MA	Gardner
1111 Southampton Road, Westfield, MA	Westfield
100 & 111 Adams Road, Clinton, MA	Clinton (100) Clinton (111)
100 Simplex Drive, Westminster, MA	Westminster
495 & 515 Woburn Street, Tewksbury, MA	Tewksbury (495) Tewksbury (515)
480 Sprague Street, Dedham, MA	Dedham
625 University Avenue, Norwood, MA	Norwood
57 & 59 Daniel Webster Highway, Merrimack, NH	Merrimack (57) Merrimack (59)
133 (a/k/a 101) Jackson Avenue, Ellicott (a/k/a Jamestown), NY	Ellicott
1200 State Fair Boulevard, Geddes (Syracuse), NY	Geddes
3407 Walters Road, Van Buren (Syracuse), NY	Van Buren
851 Beaver Drive, Dubois, PA	DuBois (Freezer)
891 Beaver Drive (a/k/a Shaffer Road & Route 255), Dubois, PA	DuBois (Dry Warehouse)
________________________

790 Moosup Pond Road is vacant land.
831 Independence Drive is vacant land.

9700 W. Gulf Bank Road, Houston, TX	Houston
1000 E. I-20 (a/k/a 1020 E. Overland Trail), Abilene, TX	Abilene
2200 S. Business Route 45, Corsicana, TX	Corsicana

Schedule B
Legal Descriptions of Properties
[Exhibit A to Agreement in Lieu of Foreclosure to be attached.]

Exhibit J
Omnibus Termination and Release
(See attached form.)

OMNIBUS TERMINATION OF LOAN DOCUMENTS AND RELEASE

This OMNIBUS TERMINATION OF LOAN DOCUMENTS AND RELEASE (this “Termination and Release”) is made as of December 23, 2011, by (i) NIP JV, LLC (f/k/a OCM Industrial Holdings, L.P.), a Delaware limited liability company (“NIP JV”), in its capacity as lender under the Mezzanine A Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine A Lender”), in favor of NATIONAL INDUSTRIAL MEZZ A, LLC, a Delaware limited liability company (“Mezzanine A Borrower”), HACKMAN CAPITAL PARTNERS, LLC, a California limited liability company (“HCP”), MICHAEL D. HACKMAN, an individual (“Hackman”), JONATHAN EPSTEIN, an individual (“Epstein”), WILLIAM MANLEY, an individual (“Manley”), CALARE PROPERTIES, INC., a Delaware corporation (together with HCP, Hackman, Epstein and Manley, “Guarantors”) and Borrowers’ Affiliates (as hereinafter defined), (ii) NIP JV, in its capacity as lender under the Mezzanine B Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine B Lender”), in favor of NATIONAL INDUSTRIAL MEZZ B, LLC, a Delaware limited liability company (“Mezzanine B Borrower”), Guarantors and Borrowers’ Affiliates, (iii) NIP JV, in its capacity as lender under the Mezzanine C Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine C Lender”), and NIPB MEZZ C, LLC, a Delaware limited liability company (“Mezzanine C Borrower”), Guarantors and Borrowers’ Affiliates, (iv) NIP JV, in its capacity as lender under the Mezzanine D Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine D Lender”), and NIPB MEZZ D, LLC, a Delaware limited liability company (“Mezzanine D Borrower”), Guarantors and Borrowers’ Affiliates, and (v) NIP JV, in its capacity as lender under the Mezzanine E Loan Agreement (as hereinafter defined) (in such capacity, “Mezzanine E Lender” and, together with Mezzanine A Lender, Mezzanine B Lender, Mezzanine C Lender, Mezzanine D Lender and Mezzanine E Lender, “Lenders”), and NIPB MEZZ E, LLC, a Delaware limited liability company (“Mezzanine E Borrower” and, together with Mezzanine A Borrower, Mezzanine B Borrower, Mezzanine C Borrower and Mezzanine D Borrower, “Borrowers”), Guarantors and Borrowers’ Affiliates.

RECITALS:

A.     Mezzanine A Borrower and Mezzanine A Lender (as successor (by assignment) to Citigroup Global Markets Realty Corp.) are parties to that certain Second Amended and Restated Mezzanine A Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of November 19, 2008, by that certain Second Amendment to Second Amended and Restated Mezzanine A Loan Agreement dated as of July 9, 2010, by that certain Omnibus Amendment to Loan Documents, dated as of August 9, 2011, by and between NIP JV, on the one hand, and National Industrial Portfolio, LLC (“Mortgage Borrower”) and Borrowers, on the other hand, and acknowledged and consented and agreed to by Guarantors (the “Omnibus Amendment”), and by that certain e-mail correspondence between Dennis Martin and Taejo Kim on November 30, 2011 and December 15, 2011 (the “Deadline Extension”) (as so amended, the “Mezzanine A Loan Agreement”).

B.    Mezzanine B Borrower and Mezzanine B Lender (as successor (by assignment) to Normandy NIP Holdings, LLC) are parties to that certain Mezzanine B Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine B Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine B Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine B Loan Agreement”).
C.    Mezzanine C Borrower and Mezzanine C Lender (as successor (by assignment) to Citigroup Global Markets Realty Corp.) are parties to that certain Mezzanine C Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine C Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine C Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine C Loan Agreement”).
D.    Mezzanine D Borrower and Mezzanine D Lender (as successor (by assignment) to Citigroup Global Markets Realty Corp.) are parties to that certain Mezzanine D Loan Agreement dated as of May 8, 2008, effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine D Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine D Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine D Loan Agreement”).
E.    Mezzanine E Borrower and Mezzanine E Lender (as successor (by assignment) to Citigroup Global Markets Realty Corp.) are parties to that certain Mezzanine E Loan Agreement dated as of May 8, 2008, and effective as of April 15, 2008, as amended by that certain First Amendment to Mezzanine E Loan Agreement dated as of November 19, 2008, that certain Second Amendment to Mezzanine E Loan Agreement dated as of July 9, 2010, the Omnibus Amendment and the Deadline Extension (as so amended, the “Mezzanine E Loan Agreement”).
F.    Borrowers and Lenders are parties to that certain Agreement in Lieu of Foreclosure dated the date hereof, by and between NIP JV and each of Borrowers and Mortgage Borrower, and acknowledged and consented and agreed to by Guarantors (the “DIL Agreement”), pursuant to which, among other things, Lenders agreed to execute and deliver this Termination and Release. All capitalized terms used and not defined in this Termination and Release shall have the meanings assigned to them in the DIL Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders hereby agree as follows:
1.    Termination and Release. Lenders hereby agree and acknowledge that, subject to Section 6.5 of the DIL Agreement, (a) the Loan Documents are hereby cancelled and terminated in their entirety and are of no further force and effect, (b) any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including without limitation cross-claims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which each Lender has or may have against any Borrowers, Guarantors and/or their respective parents, subsidiaries and affiliates and the officers, directors, managers, employees, agents, successors and assigns of Borrowers and Guarantors and their respective parents, subsidiaries and affiliates, in each case both present and former (collectively, “Borrowers’

2

Affiliates”) by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof in respect of the Loan Documents or the transactions contemplated thereby, including without limitation any claim or defense that relates to any covenants, agreements, duties or obligations set forth in the Loan Documents and in respect of the Loans, are hereby fully released, satisfied, extinguished, acquitted and forever discharged, (c) Borrowers, Guarantors and Borrower’s Affiliates are hereby relieved of any and all obligations in respect of the foregoing (including without limitation their obligation to repay the Loans), (d) Lenders shall not initiate any action or proceeding against any Borrowers, Guarantors and/or Borrowers’ Affiliates in connection with or relating to any actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands described in clause (b) of this sentence and (e) Borrowers or Guarantors did not give Lenders tax advice with respect to the transactions contemplated in this Termination and Release, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith, and that Lenders relied on their own tax advisors with respect thereto; provided, however, that nothing in this Termination and Release, the DIL Agreement or any of the documents or instruments executed in connection herewith or therewith shall (i) cancel or terminate, or release, satisfy or extinguish claims of Lenders in respect of, or relieve Borrowers’ or Guarantors’ obligations under or in respect of, the provisions of Section 1(f)(ii) of the Omnibus Amendment, or (ii) release Guarantors from liability for fraud or intentional misrepresentation vis-à-vis NIP JV, OCM Industrial E-Investments, L.P. or any of their affiliates. Lenders represent and warrant that they have not purported to convey, transfer or assign any right, title or interest in any matter being released by Lenders pursuant hereto to any other person or entity, and that the release contained in this paragraph constitutes a full and complete release of such released matters.
2.    Release of Security Interests. Subject to Section 6.5 of the DIL Agreement, (a) Lenders hereby certify that they no longer claim any security interests under the Loan Documents, (b) Lenders hereby release all of their respective right, title and interest in, to and under the collateral described in the Loan Documents, (c) all UCC-1 financing statements filed against such collateral shall be terminated, and Borrowers are hereby authorized to file appropriate UCC-3 termination statements whenever necessary to effectuate such terminations, (d) Lenders shall deliver any and all membership certificates with respect to the applicable Borrowers which Lenders hold as collateral and (e) Lenders shall take any and all further actions reasonably requested by Borrowers as required to evidence the foregoing release.
3.    Governing Law. This Termination and Release shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within said State.
4.    Successors and Assigns. This Termination and Release shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.
5.    Section Headings. The headings of the sections of this Termination and Release are for reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Termination and Release on the day and year first above written.

MEZZANINE A LENDER, MEZZANINE B LENDER, MEZZANINE C LENDER, MEZZANINE D LENDER AND MEZZANINE E LENDER:
NIP JV, LLC,
a Delaware limited liability company

By: ________________________________
Name:
Title: Authorized Signatory

By: ________________________________
Name:
Title: Authorized Signatory